EXHIBIT 14(a)(i)

                          LUTHERAN BROTHERHOOD

                   DEFINED CONTRIBUTION PLAN AND TRUST
                              DOCUMENT #01



                              INTRODUCTION


Lutheran Brotherhood is the Sponsor of this Plan. An Employer may adopt this Plan by executing an Adoption Agreement as provided hereunder. This Plan together with the Trust established by the Adoption Agreement of the Employer shall constitute a Plan and Trust. It is intended that this Plan and Trust shall qualify under the Employee Retirement Income Security Act of 1974 (ERISA), as amended, the Internal Revenue Code of 1986, as amended, and other applicable Federal statutes for the purpose of providing retirement benefits and other related benefits to participating employees and, in the case of any ambiguity, shall be interpreted to accomplish this result.


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                            TABLE OF CONTENTS
                            -----------------


ARTICLE I -- ESTABLISHMENT, PURPOSE AND ADOPTION OF PLAN AND TRUST
     1.1     Purpose
     1.2     Adoption
     1.3     Intent to Qualify
     1.4     Exclusive Benefit
     1.5     Right of Employer to Delegate and Allocate Duties


ARTICLE II -- DEFINITIONS
     2.1     Account Balance
     2.2     Administrative Committee
     2.3     Age
     2.4     Allocation Date
     2.5     Anniversary Date
     2.6     Annual Addition
     2.7     Beneficiary
     2.8     Break in Service
     2.9     Compensation
     2.10    Contract
     2.11    Disability
     2.12    Earned Income
     2.13    Eligibility Computation Period
     2.14    Employee
     2.15    Employer
     2.16    Fiduciary
     2.17    Forfeiture
     2.18    Hours of Service
     2.19    Individual Account
     2.20    Insurer
     2.21    Investment Manager
     2.22    Leased Employee
     2.23    Limitation Year
     2.24    Net Profit
     2.25    Nontransferable Contract
     2.26    Normal Retirement Age
     2.27    Normal Retirement Date
     2.28    Owner-Employee
     2.29    Participant
     2.30    Plan Administrator
     2.31    Plan Sponsor
     2.32    Plan Year
     2.33    Predecessor Plan
     2.34    Qualified Joint and Survivor Annuity
     2.35    Self-Employed Individual
     2.36    Spouse (Surviving Spouse)
     2.37    Target Normal Retirement Benefit
     2.38    Taxable Wage Base
     2.39    Top Heavy Plan
     2.40    Trustees
     2.41    Trust Fund or Fund
     2.42    Valuation Date
     2.43    Vested Interest
     2.44    Vesting Computation Period
     2.45    Voluntary Employee Contributions
     2.46    Year Of Service


ARTICLE III -- ELIGIBILITY AND PARTICIPATION
     3.1     Eligibility - Amendment and Restatement
     3.2     Eligibility - Initial Adoption of Plan
     3.3     Manner of Becoming a Participant
     3.4     Determination of Eligibility
     3.5     Leave of Absence
     3.6     Reinstatement or Rehire Following Termination of Employment
     3.7     Ineligible Participant
     3.8     Transfer to Eligible Class or Reinstatement of
                Ineligible Participant
     3.9     Service With Predecessor Employer
     3.10    Application of Plan Provisions


ARTICLE IV -- METHOD OF FUNDING BENEFITS
     4.1     Manner of Funding Benefits
     4.2     Purchase of Contract
     4.3     Limitation of Insurance Premiums
     4.4     Borrowing to Pay Premiums
     4.5     Discontinuance of Insurance in Certain Circumstances
     4.6     Special Provision for Distribution of Life Insurance Contract
     4.7     Dividends
     4.8     Special Endorsements Required on Certain Distributions
     4.9     Failure to Purchase Insurance Contract


ARTICLE V -- CONTRIBUTIONS
     5.1     Employer Contributions
     5.2     Control of Business by Owner-Employee
     5.3     Limitations on Allocations
     5.4     Voluntary Employee Contributions
     5.5     Transfer of Rollovers
     5.6     Transfers from Other Qualified Plans
     5.7     Multiple Employers


ARTICLE VI -- DEATH BENEFITS
     6.1     Beneficiary Designation
     6.2     Amount of Death Benefits
     6.3     Time for Payment of Death Benefits
     6.4     Payment to Minors, Etc.
     6.5     Failure of Beneficiary
     6.6     Proof of Death


ARTICLE VII -- DISTRIBUTION OF RETIREMENT BENEFITS
     7.1     Definitions Applicable to Article VII
     7.2     General Distribution Rules
     7.3     Commencement of Retirement Benefits
     7.4     Amount of Normal Monthly Retirement Income
     7.5     Normal Annuity Form
     7.6     Optional Form of Benefits
     7.7     Deferred Retirement
     7.8     Early Retirement
     7.9     Disability Retirement
     7.10    Minimum Annual Distributions
     7.11    Transitional Rule


ARTICLE VIII -- JOINT AND SURVIVOR ANNUITY REQUIREMENTS
     8.1     Application of this Article
     8.2     Qualified Joint and Survivor Annuity
     8.3     Qualified Preretirement Survivor Annuity
     8.4     Definitions
     8.5     Election Revocable
     8.6     Automatic Revocation
     8.7     Notice Requirements
     8.8     Safe Harbor Rules
     8.9     Transitional Rules


ARTICLE IX -- BENEFITS UPON TERMINATION - VESTING
     9.1     Termination of Participation
     9.2     Vesting
     9.3     Time and Manner of Payment of Vested Benefits
     9.4     Cash-Out and Plan Repayment Provisions
     9.5     Restrictions on Immediate Distribution; Consent
     9.6     Amendments Affecting Vested and/or Accrued Benefits
     9.7     Benefits Protected on Merger, Consolidation or Transfer
     9.9     Effect of a Break in Service on Vesting
     9.10    Vesting Upon Termination of Plan


ARTICLE X -- PLAN LOANS TO PARTICIPANTS
     10.1    General Rules
     10.2    Spousal Consent
     10.3    Collateral
     10.4    Interest Rate
     10.5    Limitations on Loans
     10.6    Repayment of Loan
     10.7    Default in Repayment
     10.8    Effect of Loan on Death Benefit


ARTICLE XI -- TOP-HEAVY PLAN
     11.1    Application of Provisions
     11.2    Definitions Applicable to Top-Heavy Plans
     11.3    Minimum Allocation
     11.4    Nonforfeitability
     11.5    Minimum Vesting Schedules


ARTICLE XII -- CLAIMS PROCEDURE
     12.1    Filing a Claim for Benefits
     12.2    Denial of Claim
     12.3    Remedies Available


ARTICLE XIII -- THE PLAN ADMINISTRATOR
     13.1    Designation and Acceptance
     13.2    Resignation and Removal - Appointment of Successor
     13.3    Allocation and Delegation of Responsibility
     13.4    Duty and Responsibility of Plan Administrator
     13.5    Expenses and Compensation
     13.6    Information From Employer
     13.7    Administrative Committee
     13.8    Notice of Change in Plan Administrator
     13.9    Investment Manager


ARTICLE XIV -- TRUST FUND AND ITS ADMINISTRATION -- TRUSTEE'S POWER
               AND RESPONSIBILITIES--
     14.1    Trust Fund
     14.2    Valuation of Trust Fund
     14.3    Investment Functions
     14.4    Records and Reports
     14.5    Annual Accounting
     14.6    Compensation and Expenses
     14.7    Eligibility of Trustee to Participate in the Plan
     14.8    Meetings - Majority to Govern - Delegation
     14.9    Not Obligated to Question Data
     14.10   Liability for Application of Funds
     14.11   Manner of Payment
     14.12   Unclaimed Benefits
     14.13   Certification as to Trustees
     14.14   Denial of Liability by Insurer
     14.15   Degree of Care - Limitations on Liability
     14.16   Prohibited Transactions
     14.17   Resignation or Removal of Trustee
     14.18   Appointment of Successor Trustee


ARTICLE XV -- AMENDMENT OF PLAN AND ADOPTION AGREEMENT
     15.1    Right of Employer to Amend the Plan
     15.2    Right of Lutheran Brotherhood (LB) to Amend the Plan
     15.3    Limitations on Power to Amend


ARTICLE XVI -- TERMINATION AND DISCONTINUANCE
     16.1    Permanency
     16.2    Method and Procedure for Termination
     16.3    Involuntary Termination
     16.4    Distribution of Accounts


ARTICLE XVII -- MISCELLANEOUS
     17.1    Standard of Conduct - Fiduciaries
     17.2    Prohibition Against Diversion - Correction of Errors
     17.3    Inalienability of Benefits
     17.4    Invalidity of Certain Provisions
     17.5    General Undertaking of All Parties
     17.6    Agreement Binds Heirs, Etc.
     17.7    Duration of Trust - Rule Against Perpetuities
     17.8    Headings
     17.9    Gender, Construction
     17.10   Disqualification From use of Prototype Plan
     17.11   Responsibility of Insurer Under This Plan
     17.12   Savings Clause
     17.14   Notification of Interested Parties
     17.15   Overpayments, Recoupment


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                               ARTICLE I

         ESTABLISHMENT, PURPOSE AND ADOPTION OF PLAN AND TRUST

1.1 - PURPOSE - The purpose of this Plan and Trust (hereinafter referred to as the "Plan") is to provide, in accordance with its provisions, a retirement plan providing benefits upon retirement and other related benefits for the Employees of the Employer who are eligible to participate.

1.2 - ADOPTION - The Employer has adopted this Plan by completing and signing the attached Adoption Agreement effective on the date indicated in the Agreement.

1.3 - INTENT TO QUALIFY - It is the intent of the Employer that this Plan shall qualify for approval under the Internal Revenue Code of 1986, as amended, hereinafter referred to as "the Code", the Employee Retirement Income Security Act of 1974 (ERISA), as amended, hereinafter referred to as "ERISA", and related Federal statutes, and, in case of any ambiguity, shall be interpreted to accomplish this result.

1.4 - EXCLUSIVE BENEFIT - It is the intent of the Employer that this Plan is created for the exclusive benefit of the Employees of the Employer and their Beneficiaries and shall be interpreted in a manner consistent with it being an Employees' Plan as defined in section 401(a) of the Code.

1.5 - RIGHT OF EMPLOYER TO DELEGATE AND ALLOCATE DUTIES: The Employer adopting this Plan has the overall right to appoint Fiduciaries and, to the extent permitted under current statutes, rules and regulations, to allocate powers, duties and responsibilities, including Fiduciary duties, among the respective Fiduciaries.


                               ARTICLE II

                              DEFINITIONS

2.1 - ACCOUNT BALANCE: The cash value of any Contract purchased for a Participant plus the value of his or her Individual Account, which is derived from the Employer contributions to this Plan, adjusted for withdrawals, income, expenses and realized and unrealized gains and losses attributable thereto determined as of the applicable Valuation Date.

2.2 - ADMINISTRATIVE COMMITTEE: A group designated by the Employer in the Adoption Agreement who signify their acceptance of this responsibility by joining in the execution of the documents creating or amending this Plan; or any successors appointed in accordance with Section 13.2 of this Plan who so signify their acceptance in writing. The appointment of an Administrative Committee is optional, but if so appointed, its members shall collectively have the duties of the Plan Administrator, and all references to the Plan Administrator shall be deemed to apply to the Committee. The Committee may delegate among its members specific duties in the event assignments are not made by the Employer.

2.3 - AGE: Age at last birthday unless otherwise specified.

2.4 - ALLOCATION DATE: The last day of the Plan Year; the date the Employer's contributions, Employee's contributions and any other credits are allocated to a Participant's Individual Account.

2.5 - ANNIVERSARY DATE: The first day of the Plan Year as specified in the Adoption Agreement. Monthly Anniversary Date means the same day of each month following the Anniversary Date.

2.6 - ANNUAL ADDITION: Annual Addition is defined in Section 5.3(m)(1). Rollovers, contributions from an Individual Retirement Account or transfers of assets from other plans are not included in the Annual Addition computation.

2.7 - BENEFICIARY: Any person, trust or other recipient named by a Participant to receive any benefits which may be due under this Plan after his or her death provided that person, trust or other recipient survives the Participant. Unless otherwise elected in the manner prescribed in Section 8.4(d), the Beneficiary shall be the Participant's Spouse. If there is no Spouse, or if the designated Beneficiary has predeceased the Participant, the Participant's estate shall be the Beneficiary. Any Beneficiary designation by the Participant or election of a form of settlement must be approved by the Plan Administrator after determining that the designation complies with the Plan provisions. The designation must be in the form prescribed by the Plan Administrator and filed with the Trustee.

2.8 - BREAK IN SERVICE: A twelve (12) consecutive month period (computation period) during which an Employee has not completed more than five hundred
(500) Hours of Service with the Employer.

2.9 - COMPENSATION: The amount as defined in Section II.A. in the Adoption Agreement. For any Self-Employed Individual covered under the Plan, Compensation will mean Earned Income. Compensation shall include only that Compensation which is actually paid to the Participant during the applicable period. Except as provided elsewhere in this Plan, the applicable period shall be the period elected by the Employer in the Adoption Agreement. If the Employer makes no election, the applicable period shall be the Plan Year.

Notwithstanding the above, if elected by the Employer in the Adoption Agreement, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

The annual Compensation of each Participant taken into account under the Plan for any year shall not exceed $200,000, as adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Code except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If a plan determines Compensation on a period of time that contains fewer than twelve (12) calendar months, then the annual Compensation limit is an amount equal to the annual Compensation limit for the calendar year in which the Compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by twelve (12).

In determining the Compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying these rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participants who have not attained age 19 before the close of the year. If, as a result of the application of these rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each individual's Compensation as determined under this section prior to the application of this limitation.

If Compensation for any prior Plan Year is taken into account in determining an Employee's contributions or benefits for the current year, the Compensation for such prior year is subject to the applicable annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual Compensation limit is $200,000.

2.10 - CONTRACT: Any life insurance or annuity contract, either fixed or variable, or any combination thereof, including both group and individual contracts issued by Insurer.

2.11 - DISABILITY: The inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The permanence and degree of the impairment shall be supported by medical evidence.

2.12 - EARNED INCOME: The net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to these items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under section 404 of the Code.

Net earnings shall be determined with regard to the deduction allowed to the Taxpayer by section 164(f) of the Code for taxable years beginning after December 31, 1989.

2.13 - ELIGIBILITY COMPUTATION PERIOD: For purposes of determining Years of Service and Breaks in Service for purposes of eligibility, the initial Eligibility Computation Period is the twelve (12) consecutive month period beginning on the date the Employee first performs an Hour of Service for the Employer (employment commencement date).

The succeeding twelve (12) consecutive month periods commence with the first anniversary of the Employee's employment commencement date.

Years of Service and Breaks in Service will be measured on the same Eligibility Computation Period.

2.14 - EMPLOYEE: Any person who is currently employed by the Employer, and who is a covered employee as defined in the Adoption Agreement; any Owner-Employee including any self-employed individual. The term Employee shall also mean any Employee of any other employer required to be aggregated with the Employer under sections 414(b), (c), or (m) of the Code.

The term Employee shall also include any leased Employee deemed to be an Employee of any Employer described in Section 2.15 of the Plan as provided in sections 414(n) or (o) of the Code.

2.15 - EMPLOYER: The Employer or Employers specified in the Adoption Agreement and any successor by merger, purchase, consolidation or otherwise who assumes the obligations of this Plan.

The term Employer shall also include any other employer required to be aggregated with the Employer under sections 414(b), (c), (m) or (o) of the Code.

2.16 - FIDUCIARY: Any person who exercises any discretionary authority or discretionary control respecting the management of the Plan or exercises any authority or control respecting the management or disposition of Plan assets; who renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan, or has any authority or discretionary responsibility to do so (unless and to the extent exempted under the provisions of the law); or who has any discretionary authority or discretionary responsibility in the administration of the Plan.

2.17 - FORFEITURE: The nonvested Account Balance of any Participant who terminates in a Plan Year.

2.18 - HOURS OF SERVICE: Hours of Service means:

    (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed; and

    (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than five hundred and one (501) Hours of Service will be credited under this paragraph for any single continuous period (whether or not this period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

    (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under paragraph (a) or paragraph
        (b), as the case may be, and under this paragraph (c). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather then the computation period in which the award, agreement or payment is made.

Hours of Service will be credited for employment with other members of an affiliated service group (under section 414(m) of the Code), a controlled group of corporations (under section 414(b) of the Code), or a group of trades or businesses under common control (under section 414(c) of the Code), of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to section 414(o) of the Code and the regulations thereunder.

Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under sections 414(n) or 414(o) of the Code and the regulations thereunder.

Solely for purposes of determining whether a Break in Service, as defined in
Section 2.8, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to that individual but for the absence, or in any case in which the hours cannot be determined, eight (8) Hours of Service per day of absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence by reason of the pregnancy of the individual, by reason of a birth of a child of the individual, by reason of the placement of a child with the individual in connection with the adoption of a child by an individual, or for purposes of caring for a child for a period beginning immediately following birth or placement. The Hours of Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or in all other cases, in the following computation period.

Hours of Service will be determined on the basis of the method set forth or elected in the Adoption Agreement.

2.19 - INDIVIDUAL ACCOUNT: The account established and maintained in accordance with the Plan for each Participant with respect to his or her interest in assets accumulated under the Plan from the Employer and, if applicable, his or her own voluntary contributions as described in
Section 5.4, and including his or her proportionate share of the net gains less any amounts applied to purchase insurance and less his or her proportionate share of the net losses as determined in accordance with this Plan; provided, however, that a separate accounting shall be made for all amounts attributable to a Participant's Voluntary Employee Contributions, rollovers and predecessor plan assets. The maintenance of an Individual Account is for accounting purposes only and segregation of the assets of the Plan shall not be required. Investment in insurance Contracts shall satisfy the requirement of separate accounting for each Participant's Account Balance.

2.20 - INSURER: Lutheran Brotherhood, Minneapolis, Minnesota, or any legal reserve life insurance company approved by Lutheran Brotherhood to issue an annuity or a life insurance contract under the Plan.

2.21 - INVESTMENT MANAGER: The person, if any, so designated by the Plan Administrator or Administrative Committee or the Employer to manage and invest designated Plan assets and who acknowledges his or her acceptance in writing.

2.22 - LEASED EMPLOYEE: Any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one (1) year, and these services are of a type historically performed by employees in the business field of the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

A Leased Employee shall not be considered an Employee of the recipient if:

    i. The Employee is covered by a money purchase pension plan providing:

       1. A nonintegrated Employer contribution rate of at least 10 percent of Compensation as defined in section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the Employee's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code,

       2. Immediate participation, and

       3. Full and immediate vesting; and

    ii. Leased Employees do not constitute more than twenty percent (20%) of the recipient's nonhighly compensated workforce.

2.23 - LIMITATION YEAR: The Plan Year. If the Limitation Year is changed from the Plan Year, the change must be made pursuant to the election in the Adoption Agreement.

2.24 - NET PROFIT: The net operating profits or earnings of the Employer for any fiscal year computed according to the normal and generally accepted accounting practices, excluding any extraordinary gains or losses from non-operational activities, excluding deductions for federal, state or local income taxes and excluding contributions to this or any other plan qualified under section 401(a) of the Code.

2.25 - NONTRANSFERABLE CONTRACT: A Contract which shall, by its terms or by special endorsement, provide that it may not be assigned, sold, transferred, discounted, or pledged for any purpose other than by the Trustee of the Contract.

2.26 - NORMAL RETIREMENT AGE: Age sixty-five (65) unless otherwise elected in the Adoption Agreement. If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in the Adoption Agreement.

2.27 - NORMAL RETIREMENT DATE: The day on which a Participant attains age 65 unless a different Normal Retirement Age is elected in the Adoption Agreement.

2.28 - OWNER-EMPLOYEE: An individual who is a sole proprietor, or who is a partner owning more than ten percent (10%) of either the capital or profits interest of the partnership.

2.29 - PARTICIPANT: Any Employee or former Employee of an Employer who has met the eligibility requirements of the Adoption Agreement and who is or may become eligible to receive a benefit of any type from this Plan or whose Beneficiary may be eligible to receive any benefit. A sole proprietor or partner is eligible to become a Participant under this Plan.

2.30 - PLAN ADMINISTRATOR: The person designated in the Adoption Agreement whose duties shall be to administer the Plan and who signified acceptance of this responsibility by joining in the execution of the documents creating or amending this Plan; or any successor, appointed in accordance with Section
13.2 of this Plan who so signifies acceptance in writing. If no Plan Administrator is designated in the Adoption Agreement, then the Employer shall be deemed to be the designated Plan Administrator.

2.31 - PLAN SPONSOR: Lutheran Brotherhood, Minneapolis, Minnesota.

2.32 - PLAN YEAR: The twelve (12) consecutive month period designated by the Employer in the Adoption Agreement.

2.33 - PREDECESSOR PLAN: Any pension or profit sharing plan previously established and maintained by the Employer.

2.34 - QUALIFIED JOINT AND SURVIVOR ANNUITY: An immediate annuity payable for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is not less than one-half (1/2) of, nor greater than one hundred percent (100%) of, the amount of the annuity payable during the joint lives of the Participant and the Participant's spouse. The survivor annuity under the Plan will be fifty percent (50%) unless a different percentage is elected by the Employer in the Adoption Agreement. The Joint and Survivor Annuity will be the amount of benefit which can be purchased with the Participant's vested Account Balance.

2.35 - SELF-EMPLOYED INDIVIDUAL: An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established; also, an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

2.36 - SPOUSE (SURVIVING SPOUSE): The Spouse or Surviving Spouse of the Participant, provided that a former Spouse will be treated as the Spouse or Surviving Spouse and a current Spouse will not be treated as the Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order as described in section 414(p) of the Code.

2.37 - TARGET BENEFIT: The retirement benefit used as a basis for computing contributions to this Plan if the Employer executes a target benefit Adoption Agreement.

2.38 - TAXABLE WAGE BASE: The contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of the Plan Year.

2.39 - TOP HEAVY PLAN: A plan described in Article XI.

2.40 - TRUSTEES: The individuals or the corporation named in the Adoption Agreement and any successors to the original Trustee.

2.41 - TRUST FUND OR FUND: All cash, securities, life insurance, annuity Contracts (individual or group), real estate and any other property held by the Trustee pursuant to the terms of this Plan, together with income therefrom.

2.42 - VALUATION DATE: The date the Individual Accounts and Trust Fund are valued under the terms of the Plan. The annual Valuation Date shall be the last day of the Plan Year. Other Valuation Dates shall be as required by the provisions of the Plan or by the Plan Administrator.

2.43 - VESTED INTEREST: A nonforfeitable right to all or a portion of the Account Balance from Employer contributions to the Plan and to all of the Employee's contributions, if any.

2.44 - VESTING COMPUTATION PERIOD: The Period used for determining Years of Service and Breaks in Service for purposes of computing an Employee's nonforfeitable right to the Account Balance derived from Employer contributions shall be the twelve-(12) consecutive month period commencing on the date the Employee first performs an Hour of Service and each subsequent twelve (12)-consecutive month period commencing on the anniversary of that date.

2.45 - VOLUNTARY EMPLOYEE CONTRIBUTIONS: Nondeductible Employee contributions as described in Section 5.4 of the Plan.

2.46 - YEAR OF SERVICE: A twelve (12) consecutive month period during which an Employee completes at least one thousand (1,000) Hours of Service.


                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

3.1 - ELIGIBILITY - AMENDMENT AND RESTATEMENT: In those cases in which this constitutes an amendment and restatement of an existing plan, any Employee who was a Participant in the plan immediately prior to the effective date of the amendment and restatement and who is an Employee of the Employer on the effective date of the amendment and restatement shall continue to be a Participant under this Plan. Any Employee who is not a Participant immediately prior to the effective date of this amendment and any future Employee shall be eligible to become a Participant upon satisfaction of the eligibility requirements established in the Adoption Agreement.

3.2 - ELIGIBILITY - INITIAL ADOPTION OF PLAN: If the Adoption Agreement constitutes the initial adoption of a Plan by the Employer, an Employee shall be eligible to become a Participant upon satisfying the eligibility requirements established in the Adoption Agreement.

3.3 - MANNER OF BECOMING A PARTICIPANT: The Plan Administrator shall notify each Employee who becomes eligible to participate under this Plan and shall furnish him or her with any application forms, enrollment forms, or other documents which are required of Participants. The eligible Employee shall execute any forms or documents and make available information as required for the administration of the Plan. Eligible Employees must perform all acts required within thirty (30) days of the date on which they are notified of eligibility. Failure to comply with the requirements will result in being excluded from the Plan.

3.4 - DETERMINATION OF ELIGIBILITY: The Plan Administrator or, if applicable, the Administrative Committee, shall determine the eligibility of each Employee for participation in the Plan in accordance with the Plan's minimum age and service requirements. The determination shall be conclusive and binding upon all persons except as otherwise provided herein or by law.

3.5 - LEAVE OF ABSENCE: An Employee on an authorized leave of absence shall not be deemed to have incurred a Break in Service provided he or she resumes employment with the Employer within the period specified in the leave. A "leave of absence" means an absence authorized by the Employer under its standard personnel practices as applied in a uniform and nondiscriminatory manner to all persons similarly situated or a leave such as military service during which the Employee's re-employment rights are guaranteed by law.

3.6 - REINSTATEMENT OR REHIRE FOLLOWING TERMINATION OF EMPLOYMENT: If a Participant terminates employment other than by reason of retirement, death or disability, the former Participant shall again participate in this Plan in accordance with the following:

    (a) PARTICIPANTS WHO HAD A VESTED INTEREST AT TERMINATION DATE: A former Participant who has sustained a Break in Service and who had a vested nonforfeitable interest in all or a portion of his or her Individual Account which was derived from Employer contributions at the time of termination shall become a Participant immediately upon returning to the employ of the Employer.

    (b) PARTICIPANTS WHO HAD NO VESTED INTEREST AT TERMINATION DATE: A former Participant who has sustained a Break in Service and who had no vested nonforfeitable interest in his or her Individual Account which was derived from Employer contributions at the time of his or her termination shall be considered a new Employee, for eligibility purposes, if the number of consecutive one (1) year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service before the break. The computation period for Years of Service for eligibility purposes shall be made with reference to the first date on which the Employee completes an Hour of Service following his or her termination. If the former Participant's Years of Service before the termination exceeds the number of consecutive one year Breaks in Service after the termination, the Participant shall participate immediately upon reemployment.

3.7 - INELIGIBLE PARTICIPANT: If a Participant ceases to meet the eligibility requirements of this Plan although still in the employment of the Employer, the Participant shall become an ineligible Participant. The Employer shall promptly notify the Plan Administrator and no further allocations on his or her behalf shall be made. The Trustee shall preserve the equities created in any life Contract(s) of the ineligible Participant. Any life or annuity Contracts and allocable portion of the Trust Fund, if any, shall be held for the benefit of the ineligible Participant until the satisfaction of the necessary condition(s) for a distribution to occur in accordance with the Plan's provisions.

If an ineligible Participant again meets the requirements for eligibility, as provided in Section 3.8, the Employer shall give appropriate notice to the Plan Administrator who shall notify the Trustee and the ineligible Participant shall again become a Participant under this Plan.

For purposes of determining Years of Service and Breaks in Service in order to compute an Employee's nonforfeitable right to their Account Balance derived from Employer contributions, Years of Service completed while an ineligible Participant shall be counted as though he or she were a Participant.

3.8 - TRANSFER TO ELIGIBLE CLASS OR REINSTATEMENT OF INELIGIBLE PARTICIPANT:
In the event a Participant becomes ineligible to participate because he or she is no longer a member of an eligible class of Covered Employees, but has not incurred a Break in Service, that Employee shall participate immediately upon returning to an eligible class of Employees. If the Participant incurs a Break in Service, eligibility to participate shall be determined pursuant to the provisions of Section 3.6(a) or (b).

In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, the Employee shall participate immediately if the Employee has satisfied the minimum age and service requirements and would have previously become a Participant.

3.9 - SERVICE WITH PREDECESSOR EMPLOYER: If the Employer maintains the plan of a predecessor Employer, service for that predecessor shall be treated as service for the Employer.

3.10 - APPLICATION OF PLAN PROVISIONS: All Participants shall be bound by the terms of the Plan, including all amendments made in the manner authorized herein. Participants shall also be entitled to all of the rights and privileges afforded under the Plan, including those specifically granted by the Code and ERISA.


                                  ARTICLE IV

                          METHOD OF FUNDING BENEFITS

4.1 - MANNER OF FUNDING BENEFITS: The monies in the Participant's Individual Account shall be used to fund benefits. The benefits to be provided by this Plan shall be funded either by means of a Contract as defined in Section 2.10, a combination of these Contracts, subject to the limitations in
Section 4.3, and/or contributions to the Trust Fund of any additional monies constituting balances in the Participant's Individual Account. (See Section 14.3(b) for allowable investments.)

4.2 - PURCHASE OF CONTRACT: The Trustee may invest a portion of the Employer's contributions allocated to the Individual Account of each Participant in one or more life insurance or annuity Contracts. The premiums shall be paid from the insured Participant's Individual Account.

The Trustee shall apply for and will be the owner of any insurance Contract purchased under the terms of this Plan. The insurance Contract(s) must provide that proceeds will be payable to the Trustee; however, the Trustee shall be required to pay over all proceeds of the contract(s) to the Participant's designated Beneficiary in accordance with the distribution provisions of this Plan. A Participant's Spouse will be the designated Beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with Section 8.4(d), if applicable. Under no circumstances shall the trust retain any part of the proceeds. In the event of any conflict between the terms of this Plan, and the terms of any insurance Contract purchased hereunder, the Plan provisions shall control.

In the event that this Plan substitutes for a previous Plan which was nontrusteed, any life insurance or annuity contract which was purchased under the previously existing plan may be kept in force under this Plan even though it is owned by the Participant and not by the Trustee. Each contract shall be nontransferable. Any loan, partial surrender or assignment privilege exercised by the owner shall be subject to the Joint and Survivor Annuity requirements of Article VIII of the Plan.

4.3 - LIMITATION OF INSURANCE PREMIUMS: The premiums paid by the Trustee for the purchase of life insurance for any Participant are subject to the following limits:

    (a) ORDINARY LIFE - For purposes of these incidental insurance provisions, ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums. If these contracts are purchased, less than one half (1/2) of the aggregate Employer contributions allocated to any Participant will be used to pay the premiums attributable to them.

    (b) TERM AND UNIVERSAL LIFE - No more than one fourth (1/4) of the aggregate Employer contributions allocated to any Participant will be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life.

    (c) COMBINATION - The sum of one half (1/2) of the ordinary life insurance premiums and all other life insurance premiums will not exceed one fourth (1/4) of the aggregate Employer contributions allocated to any Participant.

4.4 - BORROWING TO PAY PREMIUMS: If, for any reason, there is insufficient cash in the Individual Account of any Participant to pay premiums on a Contract on his or her behalf, the Trustee, acting upon the request of the Participant communicated to the Plan Administrator, shall borrow the amount necessary to pay premiums, using the cash value of the Contract as security. This borrowing shall be repaid by application of earnings, contributions or Forfeitures to the Individual Account of the Participant insured by the Contract. In the absence of the Participant's direction to borrow to pay premiums, the Contract shall be put on a paid-up basis or, if it has no cash value, cancelled.

4.5 - DISCONTINUANCE OF INSURANCE IN CERTAIN CIRCUMSTANCES: If payment of premiums on a Contract on behalf of any Participant is not permitted hereunder because of the limitations contained in Section 4.3, the Contract shall be put on a paid-up basis or, if it has no cash value, cancelled.

4.6 - SPECIAL PROVISION FOR DISTRIBUTION OF LIFE INSURANCE CONTRACT: Subject to the Joint and Survivor Annuity requirements of Article VIII, the Trustee shall either surrender the Contract for its cash surrender value, convert it to an annuity to provide a periodic income, or distribute the Contract to the Participant. In no event shall the Contract provide life insurance protection under the Plan beyond the date the Participant terminates his or her employment, unless the Contract is distributed to the Participant at that time. If the Participant becomes entitled to benefits prior to the Normal Retirement Date and the Contract on his or her life has a cash value, the Trustee shall, upon the direction of the Plan Administrator, borrow the cash value on the security of the Contract, distribute the Contract to the Participant, and the cash obtained shall be added to the Participant's Account in the Plan.

4.7 - DIVIDENDS: Any dividends or credits earned on insurance Contracts will be allocated to the Individual Account of the Participant on whose life the Contract was issued.

4.8 - SPECIAL ENDORSEMENTS REQUIRED ON CERTAIN DISTRIBUTIONS: Prior to making a distribution of any certificate or Contract providing monthly income commencing on the date of distribution or at some future date in accordance with the terms of this Plan, the Trustee shall direct the Insurer to endorse the certificate or Contract in substantially the following form:

    "Except when this Contract is owned by the Trustee or the custodial account treated as a Trust, either of which is qualified under
    Section 401(a) of the Internal Revenue Code, this Contract may not be assigned, sold, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person or entity other than the issuing company."

In addition, the words "Nontransferable" shall be placed on the face of the certificate or Contract.

4.9 - FAILURE TO PURCHASE INSURANCE CONTRACT: If an eligible Employee dies after having complied with all the requirements for participation but before a Contract is purchased or is effective covering the initial amount or an increase in Compensation, the death benefit payable from the Plan shall only be the amount in the Individual Account.


                                   ARTICLE V

                                 CONTRIBUTIONS

5.1 - EMPLOYER CONTRIBUTIONS:

    (a) OBLIGATION TO CONTRIBUTE - The Employer shall contribute an amount determined in accordance with the selected provisions of the Adoption Agreement. The Employer shall not contribute on behalf of a Participant who performs less than a Year of Service during any Plan Year unless required pursuant to Section 11.3, Minimum Allocations for Top-Heavy Plans. A contribution will be made in any Plan Year on behalf of any Participant with a prior account balance who dies, becomes disabled or retired based on their Compensation earned to that point regardless of their credit hours during that year. The Employer's contribution for any year shall in no event exceed the maximum amount which the Employer is permitted to deduct as a retirement plan contribution expense under the Code.

    (b) TIMING OF CONTRIBUTIONS - The Employer's contribution for any year is due on the last day of the Plan Year, and shall be paid before that date or as soon thereafter as practicable, but not later than the time prescribed by law for filing the Employer's federal income tax return (including extensions).

    (c) ALLOCATION OF CONTRIBUTIONS - The Employer contributions shall be allocated among and credited to the Individual Accounts of the Participants entitled to share therein as of the Valuation Date at the end of the Plan Year and as designated in the Adoption Agreement.

    (d) APPLICATION OF FORFEITURES - Any amounts not vested in accordance with the vesting schedule selected in the Adoption Agreement in the case of a Participant who terminated employment before reaching one hundred percent (100%) on the vesting schedule shall continue to be held in the Participant's name and shall not be distributed at termination of employment until forfeited. Nonvested amounts shall be forfeited after the Participant has incurred a five (5) year Break in Service or, in the case of a Participant who received a distribution of his or her vested Interest without incurring a five
        (5) year Break in Service, upon failure to repay the distribution as provided in Section 9.4.

        Forfeitures and any accumulations shall then be reallocated according to the Adoption Agreement. The reallocation of Forfeitures shall be made as of the Valuation Date or the close of the Plan Year in which the Forfeitures become final.

        If more than one Employer has adopted this Plan and is defined as an Employer in the Adoption Agreement, no Forfeitures resulting from the Participants of one adopting Employer shall be reallocated for the benefit of another adopting Employer's Participants.

5.2 - CONTROL OF BUSINESS BY OWNER-EMPLOYEE: If this Plan provides contributions or benefits for one (1) or more Owner-Employees who control both the business for which this Plan is established and one (1) or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy sections 401(a) and (d) of the Code for the Employees of this and the other trades or businesses.

If the Plan provides contributions or benefits for one (1) or more Owner-Employees who control one (1) or more other trades or businesses, the Employees of the other trades or businesses must be included in a plan which satisfies sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

If an individual is covered as an Owner-Employee under the plans of two (2) or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the Employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for the Owner-Employee under the most favorable plan of the trade or business which is not controlled.

For purposes of the preceding paragraph, an Owner-Employee, or two (2) or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two (2) or more Owner-Employees together:

    (1) own the entire interest in an unincorporated trade or business, or

    (2) in the case of a partnership, own more than fifty percent (50%) of either the capital interest or the profits interest in the partnership.

For purposes of the preceding sentence, an Owner-Employee, or two (2) or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which the Owner-Employee, or two (2) or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

5.3 - LIMITATIONS ON ALLOCATIONS: The purpose of this Section is to set forth the overall limitations on allocations.

    (a) If the Participant does not participate in, and has never participated in another qualified plan or a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in Section 5.3(m)(1), the amount of Annual Additions which may be credited to the Participant's Individual Account for any Limitation Year will not exceed the lesser of the maximum permissible amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Individual Account would cause the Annual Additions for the Limitation Year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation
        Year will equal the maximum permissible amount.

    (b) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the maximum permissible amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

    (c) As soon as it is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

    (d) If pursuant to section 5.3(c) or as a result of the allocation of Forfeitures there is an excess amount, the excess will be disposed of as follows:

        (1) Any nondeductible Voluntary Employee Contributions, to the extent they would reduce the excess amount, will be returned to the Participant;

        (2) If after the application of Subsection (1) above an excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's Individual Account will be used to reduce Employer contributions (including any allocation of Forfeitures) for the Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

        (3) If after the application of Subsection (1) above an excess amount still exists, and the Participant is not covered by the Plan at the end of Limitation Year, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any Forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

        (4) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any Employer Contributions or any Employee Contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

    (e) This Section applies if, in addition to this Plan, the Participant is covered under another qualified master or prototype defined contribution plan maintained by the Employer, or a welfare benefit fund, as defined in section 419(e) of the Code maintained by the Employer or an individual medical account, as defined in section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in Section 5.3(m)(2) during any Limitation Year. The Annual Additions which may be credited to a Participant's Individual Account under this Plan for any Limitation Year will not exceed the maximum permissible amount reduced by the Annual Additions credited to a Participant's Individual Account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the maximum permissible amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Individual Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all plans and funds for the Limitation Year will equal the maximum permissible amount. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Participant's Individual Account under this Plan for the Limitation Year.

    (f) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the maximum permissible amount for a Participant in the manner described in Subsection (b).

    (g) As soon as administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

    (h) If, pursuant to Subsection (g), or as a result of the allocation of Forfeitures, a Participant's Annual Additions under this Plan and other plans would result in an excess amount for a Limitation Year, the excess amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

    (i) If an excess amount was allocated to a Participant on an Allocation Date of this Plan which coincides with an Allocation Date of another plan, the excess amount attributed to this Plan will be the product of,

        (1) the total excess amount allocated as of that date, times

        (2) the ratio of (i) the Annual Additions allocated to the Participant for the Limitation Year as of that date under this Plan, to (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of that date under this and all the other qualified master or prototype defined contribution plans.

    (j) Any excess amount attributed to this Plan will be disposed in the manner described in Subsection (d).

    (k) If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a master or prototype plan, Annual Additions which may be credited to the Participant's Individual Account under this Plan for any Limitation Year will be limited in accordance with Subsections (e) through (j) as though the other plan were a master or prototype plan unless the Employer provides other limitations in Section IX.A in the Adoption Agreement.

    (l) If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed one (1.0) in any Limitation Year. The Annual Additions which may be credited to the Participant's Individual Account under this Plan for any Limitation Year will be limited in accordance with Section IX.B of the Adoption Agreement.

    (m) DEFINITIONS.

        (1) ANNUAL ADDITIONS: The sum of the following amounts credited to a Participant's account for the Limitation Year:

            (a) Employer Contributions,

            (b) Employee Contributions,

            (c) Forfeitures, and

            (d) Amounts allocated, after March 31, 1984, to an individual medical account, as defined in section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer are treated as Annual Additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after that date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer are treated as Annual Additions to a defined contribution plan.

            For this purpose, any excess amount applied under Sections 5.3(d) or 5.3(j) in the Limitation Year to reduce Employer contributions will be considered Annual Additions for the Limitation Year.

        (2) COMPENSATION: Depending upon the election by the Employer in the Adoption Agreement, Compensation shall mean one of the following:

            (a) Section 415 Safe-Harbor Compensation: A Participant's wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances), and excluding the following:

                (i) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a Simplified Employee Pension plan to the extent contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                (ii) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                (iii) Amounts realized from the sale, exchange or other
                      disposition of stock acquired under a qualified stock option; and

                (iv) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

            (b) Section 3121 wages: A Participant's wages as defined in section 3121(a) of the Code, for purposes of calculating social security taxes, but determined without regard to the wage base limitation in section 3121(a)(1), the limitations on the exclusions from wages in section 3121(a)(5)(C) and
                (D) for elective contributions and payments by reason of salary reduction agreements, the special rules in section 3121 (v), any rules that limit covered employment based on the type or location of an Employee's Employer, and any rules that limit the remuneration included in wages based on familial relationship or based on the nature or location of the employment or the services performed (such as THE exceptions to the definition of employment in section 3121(b)(1) through 20)).

            (c) Section 3401(a) wages: A Participant's wages as defined in section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).

            For any Self-Employed Individual covered under the Plan, Compensation shall mean a Participant's Earned Income.

            For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during the Limitation Year.

            Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in section 22(e)(3) of the Code) is the Compensation the Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; the imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a highly compensated Employee (as defined in section 414(q) of the Code), and contributions made on behalf of the Participant are nonforfeitable when made.

        (3) DEFINED BENEFIT FRACTION: A fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined for the limitation year under sections 415(b) and (d) of the Code or one hundred forty percent (140%) of the highest average Compensation, including any adjustments under section 415(b) of the Code.

            Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under those plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all Limitation Years beginning before January 1, 1987.

        (4) DEFINED CONTRIBUTION DOLLAR LIMITATION: Thirty thousand dollars ($30,000) or if greater, one-fourth (1/4) of the defined benefit dollar limitation set forth in section 415(b)(1) of the Code as in effect for the Limitation Year.

        (5) DEFINED CONTRIBUTION FRACTION: A fraction, the numerator of which is the sum of the Annual Additions to the Participant's Individual Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer and the Annual Additions attributable to all welfare benefit funds, as defined in section 419(e) of the Code, and individual medical accounts, as defined in section 415(l)(2) of the Code maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined under sections 415(b) and (d) of the Code in effect under section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Participant's Compensation for that year.

            If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed one (1.0) under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over one (1.0) times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

            The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.

        (6) EMPLOYER: For purposes of this Article, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in section 414(b) of the Code as modified by section 415(h)), all commonly controlled trades or businesses (as defined in section 414(c) as modified by section 415(h)) or affiliated service groups (as defined in section 414(m)) of which the adopting Employer is a part and any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

        (7) EXCESS AMOUNT: The excess of the Participant's Annual Additions for the Limitation Year over the maximum permissible amount.

        (8) HIGHEST AVERAGE COMPENSATION: The average Compensation for the three (3) consecutive Years of Service with the Employer that produces the highest average. A Year of Service with the Employer is the Plan Year as elected in the Adoption Agreement.

        (9) LIMITATION YEAR: - The twelve (12) consecutive month period defined in Section 2.23 of this Plan. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

        (10) MASTER OR PROTOTYPE PLAN: A plan the form of which is the subject of a favorable opinion letter from the Intel Revenue Service.

        (11) MAXIMUM PERMISSIBLE AMOUNT: The maximum Annual Addition that may be contributed or allocated to a Participant's account under the Plan for any Limitation Year shall not exceed the lesser of:

            (a) The defined contribution dollar limitation, or

            (b) Twenty-five percent (25%) of the Participant's Compensation for the Limitation Year.

            The Compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of sections 401(h) or 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under sections 415(l)(1) or 419A(d)(2) of the Code.

            If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the maximum permissible amount will not exceed the defined contribution dollar limitation multiplied by the following fraction:

                    NUMBER OF MONTHS IN THE SHORT LIMITATION YEAR
                               12

        (11) PROJECTED ANNUAL BENEFIT: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the Plan assuming:

            (i) the Participant will continue employment until Normal
                Retirement Age under the Plan (or current age, if later), and

            (ii) the Participant's Compensation for the current Limitation
                Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

5.4 - VOLUNTARY EMPLOYEE CONTRIBUTIONS:

    (a) This Plan will not accept Voluntary Employee Contributions or matching contributions for Plan Years beginning after December 31, 1986.

    (b) INVESTMENT OF VOLUNTARY CONTRIBUTIONS: For Voluntary Employee Contributions made prior to Plan Years beginning before December 31, 1986, the Trustee shall credit these contributions to the Participant's Individual Account and maintain a separate accounting for them. Voluntary contributions shall be invested in the same type of assets as the Employer contributions unless otherwise directed by the Plan Administrator.

    (c) Withdrawal of Voluntary Contributions:

        (1) The Plan Administrator, or if applicable, the Administrative Committee, may prescribe rules under which the Trustee shall pay withdrawals of Voluntary Contributions to Participants. All rules regarding withdrawals shall be administered on a uniform and nondiscriminatory basis.

        (2) Subject to the Joint and Survivor Annuity requirements of
            Article VIII, a Participant may withdraw part or all of the values attributable to Voluntary Contributions, without earnings, on any anniversary date upon giving the Trustee thirty
            (30) days notice.

        (3) If the Participant requests withdrawal on account of undue hardship, the Plan Administrator or Administrative Committee may permit the withdrawal of earnings on the Participant's Voluntary Contributions. Undue hardship includes medical expenditures for the Participant or Participant's dependents, acquisition of or major improvements in the Participant's home, education of the Participant's dependents or financial emergency. Withdrawal of earnings is subject to the Joint and Survivor Annuity requirements of Article VIII.

5.5 - TRANSFER OF ROLLOVERS: With the permission of the Plan Administrator and without regard to any limit, the Plan may receive any amounts received by a Participant from a plan qualified under section 401(a) of the Code either directly within sixty (60) days after receipt or from an individual retirement arrangement under section 408(d) of the Code provided that the individual retirement arrangement contains no assets other than those described in section 408(d)(3)(A)(ii) of the Code.

Rollover amounts shall be held by the Plan and a separate accounting shall be made for them. These amounts shall be fully vested and their value shall be paid to the Participant at Normal Retirement Date, upon termination of employment, death or disability, in accordance with the provisions of the Plan relating to other distributions.

5.6 - TRANSFERS FROM OTHER QUALIFIED PLANS: If at the time the Employer adopts this Plan, it specifies in the Adoption Agreement that the Plan is to be a continuation of a prior Plan, qualified under Section 401(a) of the Code, as amended, the Trustee, Plan Administrator or Administrative Committee, may, in its discretion, accept funds transferred from the prior Plan to this amended Plan. Upon acceptance of the Adoption Agreement by the Trustees and Plan Administrator, the prior Plan shall be deemed to have been amended and continue as this Plan.

The Trustee is also authorized to receive and invest the assets of any other Predecessor Plan subject to the applicable conditions contained in this Section.

In making the transfer, an accounting for Employer contributions and Employee contributions must be provided to the Trustee of the amended Plan along with any additional information as may be required. All transfers from any Employee at the time of the original contribution shall be treated after the transfer as though they were contributed under the amended and restated Plan.

The right of the Trustee to receive and invest the assets from any Predecessor Plan is subject to the overriding requirement that each Participant must (if this Plan terminated) receive a benefit equal to or greater than the benefits he or she would have been entitled to receive before the receipt of the assets of the Predecessor Plan (subject to customary charges and valuation charges).

5.7 - MULTIPLE EMPLOYERS: In the event that affiliated, subsidiary or other related Employers join in the adoption of this Plan, completely independent records, allocations, contributions and accounting (including Individual Accounts) shall be maintained for each Employer. However, the Trustee may invest funds from this Plan without segregating assets between or among Employers participating in this Plan.


                                  ARTICLE VI

                                DEATH BENEFITS

6.1 - BENEFICIARY DESIGNATION: Unless the Participant's Spouse has elected otherwise in writing pursuant to a Qualified Election under Section 8.4(d), the Beneficiary of the death benefit shall be the Participant's Spouse. If the Participant is unmarried at the time of his or her death, or if the surviving Spouse has consented to a designated Beneficiary in the manner prescribed in Section 8.4(d), then the Participant may designate a Beneficiary other than the Spouse.

The Participant may at any time change the Beneficiary designation by filing a written notice of the change in a form satisfactory to the Plan
Administrator. The Participant's Spouse must consent in writing to any change in Beneficiary unless the Spouse has expressly permitted the designation of a Beneficiary by the Participant without the requirement of any further consent by the Spouse.

The term designated Beneficiary means the individual who is designated as the Beneficiary under the Plan in accordance with section 401(a)(9) of the Code and the regulations thereunder.

6.2 - AMOUNT OF DEATH BENEFITS:

    (a) DEATH PRIOR TO NORMAL RETIREMENT: The amount of the death benefit payable at any time on behalf of a Participant who dies prior to Normal Retirement Date shall be the amount payable under the Contracts held for his or her benefit and the total of all other amounts in the Plan credited to the Participant's Individual Account.

    (b) DEATH AFTER NORMAL RETIREMENT DATE BUT PRIOR TO ACTUAL RETIREMENT: A survivor annuity shall be payable at the death of a Participant who continues active employment beyond Normal Retirement Date but who dies before actual retirement, unless the Participant has otherwise elected in writing with the consent of the Spouse. The entire value of the Participant's Individual Account balance as of the date of death shall be used to purchase the survivor annuity.

    (c) DEATH AFTER ACTUAL RETIREMENT: The amount of the death benefit, if any, payable on behalf of a Participant who dies after actual retirement will be that amount available under the particular benefit form selected at the time of actual retirement and which is in effect on the Participant's date of death.

6.3 - TIME FOR PAYMENT OF DEATH BENEFITS:

    (a) DISTRIBUTION BEGINNING BEFORE DEATH: If the Participant dies after distribution of his or her interest has begun, the remaining portion of this interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

    (b) DISTRIBUTION BEGINNING AFTER DEATH: If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or (2) below:

        (1) If any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life, or over a period certain not greater than the life expectancy, of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

        (2) If the designated Beneficiary is the Participant's Surviving Spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of
            (a) December 31 of the calendar year immediately following the calendar year in which the Participant died and (b)
            December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2).

        If the participant has not made an election pursuant to this
        Section 6.3(b) by the time of his or her death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this section, or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

    (c) For purposes of Section 6.3(b) above, if the Surviving Spouse dies after the Participant, but before payments to the Spouse begin, the provisions of Section 6.3(b), with the exception of paragraph (2) therein, shall be applied as if the Surviving Spouse were the Participant.

    (d) PAYMENTS TO CHILD OF PARTICIPANT: For the purposes of this
        Section 6.3, any amount paid to A child of the Participant will be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

    (e) COMMENCEMENT OF DISTRIBUTION: For the purposes of this Section 6.3, distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if Section 6.3(c) above is applicable, the date distribution is required to begin to the Surviving Spouse pursuant to Section 6.3(b) above). If distribution in the form of an annuity described in
        Section 7.10(b)(1) irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences. Required beginning date is defined in Section 7.1(f).

6.4 - PAYMENT TO MINORS, ETC.: In making any distribution to or for the benefit of any minor or any person who is judged incompetent the Trustee shall make the distribution to a legal guardian, conservator or other person legally charged with the care of the estate or person of the minor or incompetent person. The recipient shall have full authority and discretion to expend the distribution for the use and benefit of the minor or incompetent person. Any payment made pursuant to this Section shall fully discharge the Trustee, the Plan Administrator, the Employer and the Insurer from further liability on account thereof. Any actions taken by the Plan Administrator and Trustee under this Section shall be completed in accordance with applicable state law.

6.5 - FAILURE OF BENEFICIARY: If the Participant fails to designate a Beneficiary or if the Participant is predeceased by all designated primary and contingent Beneficiaries, any death benefit shall be payable to the Participant's Surviving Spouse or, if the Participant is not survived by a Spouse, to any living issue in equal shares, per stirpes, or, in default of issue, to the estate.

6.6 - PROOF OF DEATH: The Plan Administrator may require proof of death and evidence of the right of any person to receive all or part of the death benefits of a deceased Participant. Except with respect to payments due from an Insurer, the Plan Administrator's determination of the Participant's death and the right of any person to receive payment as a result thereof shall be binding upon the legal representative of the Participant and all persons having or claiming any right in the Trust on account of the deceased Participant. The right to payments due directly or indirectly from an Insurer shall be governed by the terms of the Contract under which payable.


                                  ARTICLE VII

                       DISTRIBUTION OF RETIREMENT BENEFITS

7.1 - DEFINITIONS APPLICABLE TO ARTICLE VII:

    (a) APPLICABLE LIFE EXPECTANCY: The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated then each succeeding calendar year.

    (b) DESIGNATED BENEFICIARY: The individual who is designated as the Beneficiary under the Plan in accordance with section 401(a)(9) of the Code and the proposed regulations thereunder.

    (c) DISTRIBUTION CALENDAR YEAR: A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 6.3.

    (d) LIFE EXPECTANCY: Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations.

        Unless otherwise elected by the Participant (or Spouse, in the case of distributions described in Section 6.3(b)(2) above) by the time distributions are required to begin, life expectancies shall be recalculated annually. This election shall be irrevocable as to the Participant (or Spouse) and shall apply to all subsequent years.
        The life expectancy of a nonspouse Beneficiary may not be recalculated.

    (e) PARTICIPANT'S BENEFIT:

        (1) The Account Balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or Forfeitures allocated to the Account Balance as of the dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

        (2) Exception for second distribution calendar year: For purposes of paragraph (1) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

    (f) REQUIRED BEGINNING DATE:

        (1) GENERAL RULE: The required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

        (2) TRANSITIONAL RULES: The required beginning date of a Participant who attains age seventy and one-half (70 1/2) before January 1, 1988, shall be determined in accordance with (i) or (ii) below:

            (i) NON-5-PERCENT OWNERS: The required beginning date of a
                Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age seventy and one-half (70 1/2) occurs.

            (ii) 5-PERCENT OWNERS: The required beginning date of a
                Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                (A) the calendar year in which the Participant attains age seventy and one-half (70 1/2), or

                (B) the earlier of the calendar year with or within which
                    ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

            The required beginning date of a Participant who is not a 5-percent owner who attains age seventy and one-half (70 1/2) during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

        (3) 5-PERCENT OWNER: A Participant is treated as a 5-percent owner for purposes of this Section if the Participant is a 5-percent owner as defined in section 416(i) of the Code (determined in accordance with section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which the owner attains age sixty six and one-half (66 1/2) or any subsequent Plan Year.

        (4) Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

7.2 - GENERAL DISTRIBUTION RULES

    (a) Except as provided in the Joint and Survivor Annuity requirements of
        Article VIII, the requirements of this Article shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Article apply to calendar years beginning after December 31, 1984.

    (b) All distributions required under this Article shall be determined and made in accordance with the proposed Income Tax Regulations under section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the proposed regulations.

    (c) REQUIRED BEGINNING DATE: The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.

    (d) LIMITS ON DISTRIBUTION PERIODS: As of the first distribution calendar year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

        (1) the life of the Participant,

        (2) the life of the Participant and a designated Beneficiary,

        (3) a period certain not extending beyond the life expectancy of the Participant, or

        (4) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

7.3 - COMMENCEMENT OF RETIREMENT BENEFITS: Monthly retirement benefits will normally commence at Normal Retirement Date as defined in Section 2.27. If a Participant continues employment after that date, the provisions of
Section 7.7 will apply. Unless the Participant elects otherwise, in writing, distribution of benefits will begin no later than the sixtieth
(60th) day after the latest of the close of the Plan Year in which:

    (a) the Participant attains the earlier of age 65 or the Normal Retirement Age;

    (b) occurs the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or

    (c) the Participant terminates service with the Employer.

Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 9.5 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

7.4 - AMOUNT OF NORMAL MONTHLY RETIREMENT INCOME: Each Participant shall be entitled to the full value of his or her Individual Account, including any Contract values, commencing at Normal Retirement Date, as defined in the Plan. The monthly retirement income amount shall be that which can be purchased by application of the full value of the Individual Account, including any Contract values attributable to the account, to the purchase of a monthly annuity under the normal annuity form as described in
Section 7.5.

7.5 - NORMAL ANNUITY FORM: The amount of the normal monthly retirement income shall be paid to the Participant in accordance with the normal annuity form of settlement unless an optional form is selected as provided in Section 7.6. The normal form of settlement is a Qualified Joint and Survivor Annuity for a married Participant and a life annuity for an unmarried Participant with one hundred and twenty (120) month period certain.

7.6 - OPTIONAL FORM OF BENEFITS: Subject to the Joint and Survivor Annuity requirements of Article VIII, the selection of an optional method of payment of benefits with respect to any amounts which become payable under this Plan during the lifetime of the Participant shall be subject to and in accordance with the following:

    (a) METHOD OF ELECTING OPTIONAL ELEMENTS - If a Participant elects not to take his or her monthly retirement benefit in the form of a Qualified Joint and Survivor Annuity, pursuant to a Qualified Election, the Participant shall have the right at any time prior to commencement of the distribution of benefits to request, in writing, the Plan Administrator to direct the Trustee to arrange to make the distribution in an optional form permitted in Subsection (c) below.

    (b) VALUE OF OPTIONAL FORMS - All optional forms of payment, including any Qualified Joint and Survivor Annuity and any Qualified Preretirement Survivor Annuity shall be the actuarial equivalent of each other and the actuarial equivalent of the normal annuity form. The optional form may provide more or may provide less monthly retirement amounts than the normal annuity form of retirement benefit, depending on the option selected. In no event may the amount payable to a Beneficiary exceed that payable to the Participant.

    (c) OPTIONAL FORMS PERMITTED - Whenever an optional form of payment is requested, whether under the Contract(s) or the election is made outside of the Contract(s), the optional form of payment shall be limited to one of the following (or any combination thereof):

        (1) Lump sum,

        (2) Life Annuity for the Participant,

        (3) Life Annuity for the Participant and a designated Beneficiary,

        (4) Installments not extending beyond the life expectancy of the Participant, or

        (5) Installments not extending beyond the joint life expectancy of the Participant and a designated Beneficiary.

    (d) INTEREST ONLY OPTION NOT AVAILABLE - The "Interest Only" option contained in the Contract(s) on the life of the Participant or any similar option outside the Contract(s) shall not be available as an optional form of payment.

7.7- DEFERRED RETIREMENT:, A Participant may consent to remain in employment after his or her Normal Retirement Date. If the Participant defers retirement, the Participant may elect that the payment of any benefits under the Plan commence at a date later than the dates specified in Section 7.3(a), (b), and (c) but not beyond the earlier of actual retirement or the required beginning date as defined in Section 7.1(f). The election must be made by submitting to the Plan Administrator a written statement, signed by the Participant, which describes the benefit and the date on which the benefit shall commence. However, the failure of the Participant to consent to a distribution of a benefit which is immediately distributable is deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy section 401(a)(14) of the Code and Reg. section 1.401(a)-14.
This election shall not cause benefits payable under the Plan with respect to the Participant in the event of his or her death to be more than "incidental" pursuant to Reg. 1.401-1(b)(1)(i).

At actual retirement, the Contract values and the other values of the Participant's Individual Account as of the Valuation Date coincident with or immediately preceding his or her actual date of retirement, shall be applied under the normal annuity form or if applicable under an optional form of settlement, as provided for in the Plan.

7.8 - EARLY RETIREMENT: If the Plan provides for early retirement as set forth in Section VI of the Adoption Agreement and a Participant satisfies the eligibility requirements for early retirement and terminates employment, contributions on behalf of the Participant shall cease and he or she shall be entitled to the full value of his or her Individual Account, including any Contract values. The Participant may elect to begin distribution on the effective date of his or her separation from service or it may be postponed, but in no event postponed beyond the later of the Participant's Normal Retirement Date or age 62.

When distribution is to commence, the full value of the Participant's Individual Account, including Contract values, as of the Valuation Date coincident with or immediately preceding the distribution date shall be applied under the normal annuity form, or, if applicable under one of the optional forms of settlement, as provided in this Plan. If distribution is to be postponed, the Trustee shall arrange with the Insurer to place any Contracts relating to the Participant on a paid-up status or otherwise preserve the Participant's equities therein until actual distribution commences.

If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of the age requirement.

7.9 - DISABILITY RETIREMENT: Disability retirement benefits under this Section are subject to the election in Section VI of the Adoption Agreement. If a Participant is disabled within the meaning of Section 2.11 and terminates employment, contributions on behalf of the Participant shall cease and he or she shall be entitled to the full value of his or her Individual Account, including any Contract values. The Plan Administrator shall certify fact of the disability to the Trustee and the Participant may elect to begin distribution on the effective date of separation from service or it may be postponed, but in no event postponed beyond the Participant's Normal Retirement Date.

When distribution is to commence, the full value of the Participant's Individual Account, including Contract Values, as of the Valuation Date coincident with or immediately preceding the distribution date shall be applied under the normal annuity form, or, if applicable, under one of the optional forms of settlement, as provided in this Plan. If distribution is to be postponed, the Trustee shall arrange with the Insurer to place any Contracts relating to the Participant on a paid-up status or otherwise preserve the Participant's equities therein until actual distribution commences.

7.10 - MINIMUM ANNUAL DISTRIBUTIONS: If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date:

    (a) DISTRIBUTION FROM PARTICIPANT'S INDIVIDUAL ACCOUNT:

        (1) If a Participant's benefit is to be distributed over (i) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary or
            (ii) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

        (2) For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the designated Beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

        (3) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (i) the applicable life expectancy or (ii) if the Participant's Spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in
            Section 7.10(a)(1) above as the relevant divisor without regard to proposed regulations section 1.401(a)(9)-2.

        (4) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

    (b) PURCHASE OF ANNUITY:

        (1) If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of section 401(a)(9) of the Code and the regulations thereunder.

        (2) Any annuity Contract distributed herefrom must be nontransferable.

        (3) The terms of any annuity Contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan.

7.11 - TRANSITIONAL RULE:

    (a) Notwithstanding the other requirements of this Article and subject to the requirements of Article VIII, Joint and Survivor Annuity Requirements, distribution on behalf of any Employee, including a five percent (5%) owner, may be made in accordance with all of the following requirements (regardless of when the distribution commences):

        (1) The distribution by the trust is one which would not have disqualified the trust under section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

        (2) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the trust is being distributed or, if the Employee is deceased, by a Beneficiary of the Employee.

        (3) The designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

        (4) The Employee had accrued a benefit under the Plan as of December 31, 1983.

        (5) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

    (b) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

    (c) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom the distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in Subsections
        (a)(1) and (5) above.

    (d) If a designation is revoked any subsequent distribution must satisfy the requirements of section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy section 401(a)(9) of the Code and the proposed regulations thereunder, but for the section 242(b)(2) election. For calendar years beginning after December 31, 1988, distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as the substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 shall apply.


                                    ARTICLE VIII

                       JOINT AND SURVIVOR ANNUITY REQUIREMENTS

8.1 - APPLICATION OF THIS ARTICLE: The provisions of this Article shall apply to any Participant who is credited with at least one (1) Hour of Service with the Employer on or after August 23, 1984, and other
Participants as provided in Section 8.9.

8.2 - QUALIFIED JOINT AND SURVIVOR ANNUITY: Unless an alternative form of benefit is selected pursuant to a qualified election within the ninety (90) day period ending on the annuity starting date, a married Participant's vested Account Balance will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's vested Account Balance will be paid in the form of a life annuity. The Participant may elect to have the annuity distributed upon attainment of the earliest retirement age under the Plan.

8.3 - QUALIFIED PRERETIREMENT SURVIVOR ANNUITY: Unless an alternative form of benefit has been selected within the election period pursuant to a qualified election, if a Participant dies before the annuity starting date then the Participant's vested Account Balance shall be applied toward the purchase of an annuity for the life of the Surviving Spouse. The Surviving Spouse may elect to have the annuity distributed within a reasonable period after the Participant's death.

8.4 - DEFINITIONS

    (a) ANNUITY STARTING DATE: The first day of the first period for which an amount is paid as an annuity or in any other form.

    (b) EARLIEST RETIREMENT AGE: The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

    (c) ELECTION PERIOD: The period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age thirty-five (35) is attained, with respect to the Account Balance as of the date of separation, the Election Period shall begin on the date of separation.

        Pre-Age 35 Waiver: A Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special qualified election to waive the qualified preretirement survivor annuity for the period beginning on the date of the election and ending on the first day of the Plan Year in which the Participant will attain age 35. This election shall not be valid unless the Participant receives a written explanation of the qualified preretirement survivor annuity in terms that are comparable to the explanation required under Section 8.7. Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after that date shall be subject to the full requirements of this Article.

    (d) QUALIFIED ELECTION: A waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless (1) the Participant's Spouse consents in writing to the election; (2) the election designates a specific Beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (3) the Spouse's consent acknowledges the effect of the election; and (4) the spouse's consent is witnessed by a plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a plan representative that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a qualified election.

        Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to the Spouse. A consent that permits designations by the Participant without any requirement of further consent by the Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of those rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 8.7 below.

    (e) QUALIFIED JOINT AND SURVIVOR ANNUITY: Qualified Joint and Survivor Annuity is defined in Section 2.34.

    (f) SPOUSE (SURVIVING SPOUSE): Spouse is defined in Section 2.36.

    (g) VESTED ACCOUNT BALANCE: The aggregate value of the Participant's vested Account Balances derived from Employer and Employee Contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance Contracts, if any, on the Participant's life. The provisions of this Article shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions, or both at the time of death or distribution.

8.5 - ELECTION REVOCABLE - Any election to waive benefits under this Section is revocable in writing and/or a new election may be made in the same manner provided in Section 8.4(d) prior to the commencement of annuity payments to the Participant. Breaks in Service will neither invalidate a previous election or revocation nor prevent a future election or revocation.

8.6 - AUTOMATIC REVOCATION - The death of a Participant's Spouse or the divorce of the Participant from his or her Spouse (except as provided under a Qualified Domestic Relations Order as described in section 414(p) of the
Code) prior to the commencement of benefits shall terminate the automatic option under this Article and the normal annuity form or optional form of settlement, if selected, shall control the distribution of the Participant's benefits.

8.7 - NOTICE REQUIREMENTS:

    (a) QUALIFIED JOINT AND SURVIVOR ANNUITY: In the case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall no less than thirty (30) days and no more than ninety (90) days prior to the annuity starting date, provide each Participant a written explanation of: (1) the terms and conditions of a Qualified Joint and Survivor Annuity; (2) the Participant's right to make and effect an election to waive the Qualified Joint and Survivor Annuity form of benefit; (3) the rights of a Participant's spouse; and (4) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

    (b) QUALIFIED PRERETIREMENT SURVIVOR ANNUITY: In the case of a Qualified Preretirement Survivor Annuity as described in Section 8.3 of this Article, the Plan Administrator shall provide each Participant within the applicable period for the Participant a written explanation of the Qualified Preretirement Survivor Annuity in terms and in a manner as would be comparable to the explanation provided for meeting the requirements of Subsection (a) above applicable to a Qualified Joint and Survivor Annuity.

        The applicable period for a Participant is whichever of the following periods ends last: (1) the period beginning with the first day of the Plan Year in which the Participant attains age thirty two
        (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty five (35); (2) a reasonable period ending after the individual becomes a Participant;
        (3) a reasonable period ending after Section 8.7(c) ceases to apply to the Participant; (4) a reasonable period ending after this Article first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age thirty five (35).

        For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (2), (3) and
        (4) is the end of the two-year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Participant who separates from service before the Plan Year in which age thirty five (35) is attained, notice shall be provided within the two-year period beginning one (1) year prior to separation and ending one (1) year after separation. If a Participant thereafter returns to employment with the Employer, the applicable period for that Participant shall be redetermined.

    (c) Notwithstanding the other requirements of this Section 8.7 the respective notices prescribed by this Section need not be given to a Participant if (1) the Plan "fully subsidizes" the cost of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity, and (2) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and does not allow a married participant to designate a nonspouse Beneficiary. For purposes of this Section 8.7, a plan fully subsidizes the cost of a benefit if no increase in cost or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

8.8 - SAFE HARBOR RULES

    (a) This Section shall apply to a Participant in a profit-sharing plan, and to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible Employee contributions, as defined in section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan (including a target benefit plan) if the following conditions are satisfied: (1) the Participant cannot or does not elect payments in the form of a life annuity, and (2) on the death of the Participant, the Participant's vested Account Balance will be paid to the Participant's Surviving Spouse, but if there is no Surviving Spouse, or, if the Surviving Spouse has already consented in a manner conforming to a Qualified Election, then to the Participant's designated Beneficiary. The Surviving Spouse may elect to have distribution of the vested Account Balance commence within the ninety (90)-day period following the date of the Participant's death. The Account Balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Account Balances for other types of distributions. However, this
        Section 8.8 shall not be operative with respect to the Participant if it is determined that this profit-sharing plan is a direct or indirect transferee of a defined benefit plan, money purchase pension plan, a target benefit plan, stock bonus, or profit-sharing plan which is subject to the survivor annuity requirements of section 401(a)(11) and section 417 of the Code.  If this Section
        8.8 is operative, then the provisions of this Article, other than
        Section 8.9, shall be inoperative. In addition, this Section shall not apply unless the Participant's Spouse is the Beneficiary of any insurance on the Participant's life purchased by Employer contributions or Forfeitures allocated to the Participant's account.

    (b) The Participant may waive the spousal death benefit described in this Section at any time provided that no waiver shall be effective unless it satisfies the conditions of Section 8.4(d) (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the Qualified Preretirement Survivor Annuity.

    (c) For purposes of this Section 8.8, vested Account Balance shall mean, in the case of a money purchase pension plan or a target benefit plan, the Participant's separate Account Balance attributable solely to accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code. In the case of a profit-sharing plan, vested Account Balance shall have the same meaning as provided in Section 8.4(g).

8.9 - TRANSITIONAL RULES:

    (a) Any Living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this Article must be given the opportunity to elect to have the prior Sections of this Article apply if the Participant is credited with at least one (1) Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and the Participant had at least ten (10) years of vesting service when he or she separated from service.

    (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one (1) Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Section 8.9(d).

    (c) The respective opportunities to elect (as described in Subsections (a) and (b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to the Participants.

    (d) Any Participant who has elected pursuant to Subsection (b) above and any Participant who does not elect under Subsection (a) above or who meets the requirements of Subsection (a) except that the Participant does not have at least ten (10) years of vesting service when he or she separates from service, shall have his or her benefits distributed in accordance with the following requirements if benefits would have been payable in the form of a life annuity:

        (1) AUTOMATIC JOINT AND SURVIVOR ANNUITY: If benefits in the form of a life annuity become payable to a married Participant who:

            (i) begins to receive payments under the Plan on or after Normal
                Retirement Age, or

            (ii) dies on or after Normal Retirement Age while still working for the Employer, or

            (iii) begins to receive payments on or after the qualified early retirement age, or

            (iv) separates from service on or after attaining Normal
                Retirement age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the plan and thereafter dies before beginning to receive those benefits;

            then those benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least six (6) months before the Participant attains qualified early retirement age and end not more than ninety (90) days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

        (2) ELECTION OF EARLY SURVIVOR ANNUITY: A Participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under the annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The Election Period begins on the later of (i) the ninetieth (90th) day before the participant attains the qualified early retirement age, or (ii) the date on which participation begins, and ends on the date the Participant terminates employment.

        (3) For purposes of this Subsection (d):

            (i) QUALIFIED EARLY RETIREMENT AGE is the latest of:

                (a) the earliest date, under the Plan, on which the
                    Participant may elect to receive retirement benefits,

                (b) the first day of the 120th month beginning before the
                    Participant reaches Normal Retirement Age, or

                (c) the date the Participant begins participation.

            (ii) QUALIFIED JOINT AND SURVIVOR ANNUITY is an annuity for the life of the Participant with a survivor annuity for the life of the spouse as described in Section 8.2 of this Article.


                                   ARTICLE IX

                       BENEFITS UPON TERMINATION - VESTING

9.1 - TERMINATION OF PARTICIPATION: If a Participant ceases to be an Employee by resignation, discharge, or other reason, participation in the plan shall terminate, and his or her interest and rights under the Plan shall be limited to those contained in this Article. The Employer shall promptly notify the Plan Administrator of the termination. No further contributions shall be made or be due on behalf of the Participant after the date he or she ceases to be a Participant except as provided in the Adoption Agreement.

9.2 - VESTING: The Vested Interest of the Participant shall be determined in accordance with the schedule elected in the Adoption Agreement. The total value of the Individual Account, attributable to Employer contributions, including the values of any Contract(s), as of the last Valuation Date, shall be multiplied by the percentage obtained from the vesting schedule to determine the amount due the Participant. On attainment of Normal Retirement Date, early retirement if elected in the Adoption Agreement, disability retirement, or termination of the Plan, the value of the Participant's Individual account, including any Contract values, shall be nonforfeitable.

Any portion of a Participant's Individual Account that is not vested shall be treated as a Forfeiture and applied as provided in Section 5.1(d).

No part of a Participant's Account Balance attributable to the Employer's contributions shall be forfeited solely by reason of the Participant's withdrawal of his or her own contributions.

Any portion of a Participant's Individual Account, including Contract values, which are attributable to the Employee's contributions, whether Voluntary Employee Contributions or rollover assets, shall at all times be nonforfeitable and one hundred percent (100%) vested in the Participant.

9.3 - TIME AND MANNER OF PAYMENT OF VESTED BENEFITS: Benefits will be paid only on death, disability, termination of employment, plan termination, or at Normal Retirement Age.

Benefits from the Plan are payable to the Participant pursuant to the provisions of Article VII, Distribution of Retirement Benefits and Article VIII, Joint and Survivor Annuity Requirements.

9.4 - CASH-OUT AND PLAN REPAYMENT PROVISIONS: If an Employee terminates service, and the value of the Employee's vested Account Balance derived from Employer and Employee contributions is not greater than three thousand five hundred dollars ($3,500), the Employee will receive a distribution of the value of the entire vested portion of the Account Balance and the nonvested portion will be treated as a Forfeiture. For purposes of this Section, if the value of an Employee's vested Account Balance is zero, the Employee shall be deemed to have received a distribution of the vested Account Balance. A Participant's vested Account Balance shall not include accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code for the Plan Years beginning prior to January 1, 1989.

If an Employee terminates service, and elects, in accordance with the requirements of Section 9.5, to receive the value of the Employee's vested Account Balance, the nonvested portion will be treated as a Forfeiture. If the Employee elects to have distributed less than the entire vested portion of the Account Balance derived from Employer contributions, the part of the nonvested portion that will be treated as a Forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived Account Balance.

If an Employee receives a distribution pursuant to this Section and the Employee resumes employment covered under this Plan, the Employee's Employer-derived Account Balance will be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Employer contributions before the earlier of five (5) years after the first date on which the Participant is subsequently re-employed by the Employer, or the date the Participant incurs five (5) consecutive one (1)-year Breaks in Service following the date of the distribution. If an Employee is deemed to receive a distribution pursuant to this Section, and the Employee resumes employment covered under this Plan before the date the Participant incurs five (5) consecutive one (l)-year Breaks in Service, upon the reemployment of the Employee, the Employer-derived Account Balance of the Employee will be restored to the amount on the date of the deemed distribution.

9.5 - RESTRICTIONS ON IMMEDIATE DISTRIBUTION; CONSENT:

    (a) If the value of a Participant's vested Account Balance derived from Employer and Employee contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the Account Balance is immediately distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of the Account Balance. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the ninety (90)-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Account Balance is no longer immediately distributable. Notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of section 417(a)(3) of the Code, and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the annuity starting date.

        Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Account Balance is immediately distributable. (Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to Section 8.8 of the Plan, only the Participant need consent to the distribution of an Account Balance that is immediately distributable.) Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy section 401(a)(9) or section 415 of the Code. In addition, upon termination of this Plan, if the Plan does not offer an annuity option (purchased from a commercial provider), and if the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code), the Participant's Account Balance will, without the Participant's consent, be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code) then the Participant's Account Balance will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

        An Account Balance is immediately distributable if any part of the Account Balance could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if the Participant had not died prior to) the later of Normal Retirement Age or age sixty-two (62).

    (b) For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's vested Account Balance shall not include amounts attributable to accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code.

9.6 - AMENDMENTS AFFECTING VESTED AND/OR ACCRUED BENEFITS: No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's Account Balance may be reduced to the extent permitted under section 412(c)(8) of the Code. For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's Account Balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing an accrued benefit.

Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date the amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of that date) of the Employee's Employer-derived accrued benefit will not be less than the percentage computed under the Plan without regard to the amendment.

9.7 - AMENDMENT OF VESTING SCHEDULE: If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least three (3) years of service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to the amendment or change. For Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three (3) Years of Service" where that language appears.

The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the later of:

        (1) Sixty (60) days after the date the amendment is adopted;

        (2) Sixty (60) days after the date the Plan amendment became effective; or

        (3) Sixty (60) days after the date the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

9.8 - BENEFITS PROTECTED ON MERGER, CONSOLIDATION OR TRANSFER: In the event of a merger or consolidation with, or transfer of assets to any other plan, each Participant will receive a benefit immediately after the merger, etc. (if the Plan then terminated) which is at least equal to the benefit the Participant was entitled to immediately before the merger, etc. (if the Plan had terminated). A certification to this effect may be required by the Insurer from the successor, sponsor or administrator prior to any merger, consolidation or transfer of assets.

9.9 - EFFECT OF A BREAK IN SERVICE ON VESTING: in the case of a Participant who has incurred a one (1) year Break in Service, Years of Service before the break will not be taken into account until the Participant has completed a Year of Service after the Break in Service.

In the case of a Participant who has five (5) or more consecutive one (1) year Breaks in Service all service after these Breaks in Service will be disregarded for the purpose of vesting the Employer-derived Account Balance that accrued before these Breaks in Service. The Participant's pre-break service will count in vesting the post-break Employer-derived Account Balance only if either:

        (1) The Participant has any nonforfeitable interest in the Account Balance attributable to Employer contributions at the time of separation from service; or

        (2) Upon returning to service the number of consecutive one (1) year Breaks in Service is less than the number of Years in Service.

Separate accounts will be maintained for the Participant's pre-break and post-break Employer-derived Account Balance. Both accounts will share in the earnings and losses of the fund.

9.10 - VESTING UPON TERMINATION OF PLAN: Upon the termination of this Plan or upon partial termination of the Plan as determined under ERISA, the Account Balance of each Participant as of the termination date will be nonforfeitable. Upon a complete and final discontinuance of contributions in a Profit Sharing plan, the Account Balance of each Participant will be nonforfeitable.


                                   ARTICLE X

                          PLAN LOANS TO PARTICIPANTS

10.1 - GENERAL RULES: The Trustee may in the Trustee's sole discretion, make loans to Participants and Beneficiaries in a uniform and nondiscriminatory manner under the following circumstances:

    (a) Loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis.

    (b) Loans shall not be made available to highly compensated Employees (as defined in section 414(g) of the Code) in an amount greater than the amount made available to other Employees.

    (c) Loans must be adequately secured and bear a reasonable interest rate.

    (d) No Participant loan shall exceed the present value of the Participant's vested Account Balance.

10.2 - SPOUSAL CONSENT: A Participant must obtain the consent of his or her Spouse, if any, to the use of the Account Balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the ninety (90)-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. The consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse with respect to that loan. A new consent shall be required if the Account Balance is used for renegotiation, extension, renewal, or other revision of the loan.

10.3 - COLLATERAL: Each loan shall be secured by collateral. Collateral shall consist of (1) the Participant's entire right, title, and interest in and to an amount not exceeding fifty percent (50%) of the nonforfeitable Account Balance of the Participant under the Plan, and (2) if necessary, other property acceptable to the Trustee, of sufficient value to adequately secure the repayment of the loan.

10.4 - Interest Rate: Every loan applicant shall receive a clear statement of the charges involved in each loan transaction including the dollar amount and the annual interest rate of the finance charge. The rate of interest on a promissory note must be reasonable and shall be comparable to the prevailing rate which is then being charged by institutional lenders.

10.5 - LIMITATIONS ON LOANS:

    (a) AMOUNT OF LOAN: Loans made pursuant to this Article (when added to the outstanding balance of all other loans to the Participant or Beneficiary) may not exceed the lesser of

        (1) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one (1) year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or

        (2) the greater of

            (i) one-half (1/2) the present value of the nonforfeitable accrued benefit of the participant, or

            (ii) the total accrued benefit up to $10,000.

        For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of employers described in sections 414(b), 414(c), and 414(m) of the Code are aggregated.

        An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance Contract purchased under the Plan, will be treated as a loan under this paragraph.

    (b) LOANS TO SHAREHOLDER - EMPLOYEES OR OWNER-EMPLOYEES: No loans will be made to any shareholder-employee or Owner-Employee. For purposes of this requirement, a shareholder-employee means an Employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of section 318(a)(1) of the Code), on any day during the taxable year of the corporation, more than five percent (5%) of the outstanding stock of the corporation.

10.6 - REPAYMENT OF LOAN: Any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five (5) years from the date of the loan, unless the loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant.

10.7 - DEFAULT IN REPAYMENT: In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan.

10.8 - EFFECT OF LOAN ON DEATH BENEFIT: If a valid spousal consent has been obtained in accordance with Section 10.2, then notwithstanding any other provision of this Plan, the portion of the Participant's vested Account Balance used as a security interest held by the plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account Balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested Account Balance (determined without regard to the preceding sentence) is payable to the Surviving Spouse, then the Account Balance shall be adjusted by first reducing the vested Account Balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the Surviving Spouse.


                                  ARTICLE XI

                                TOP-HEAVY PLAN

11.1 - APPLICATION OF PROVISIONS: If the Plan is or becomes Top-Heavy in any Plan Year beginning after December 31, 1983, the provisions of this Article will supercede any conflicting provisions in the Plan or Adoption Agreement.

11.2 - DEFINITIONS APPLICABLE TO TOP-HEAVY PLANS:

    (a) KEY EMPLOYEE: Any Employee or former Employee (and the Beneficiaries of that Employee) who at any time during the determination period was

        (1) an officer of the Employer, if that individual's annual Compensation exceeds fifty percent (50%) of the dollar limitation under section 415(b)(1)(A) of the Code,

        (2) an owner (or considered an owner under section 318 of the Code) of one of the ten (10) largest interests in the Employer if that individual's Compensation exceeds one hundred percent (100%) of the dollar limitation under section 415(c)(1)(A) of the Code,

        (3) a five percent (5%) owner of the Employer, or

        (4) a one percent (1%) owner of the Employer who has annual Compensation of more than one hundred fifty thousand dollars ($150,000).

        Annual compensation means compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code. The determination period is the Plan Year containing the determination date and the four (4) preceding Plan Years.

        The determination of who is a key Employee will be made in accordance with section 416(i)(1) of the Code and the regulations hereunder.

    (b) TOP-HEAVY PLAN: For any Plan Year beginning after December 31, 1983, this Plan is top heavy if any of the following conditions exist:

        (1) If the top-heavy ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

        (2) If this Plan is part of a required aggregation group of plans but not part of a permissive aggregation group, and the top-heavy ratio for the group of plans exceeds sixty percent (60%).

        (3) If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans, and the top-heavy ratio for the permissive aggregation group exceeds sixty percent (60%).

    (c) TOP-HEAVY RATIO:

        (1) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the five (5) year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for this Plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the Account Balances of all key Employees as of the determination date(s) (including any part of any Account Balance distributed in the five (5) year period ending on the determination date(s)), and the denominator of which is the sum of all Account Balances (including any part of any Account Balance distributed in the five (5) year period ending on the determination date(s)), both computed in accordance with section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under section 416 of the Code and the regulations thereunder.

        (2) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five (5) year period ending on determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of Account Balances under the aggregated defined contribution plan or plans for all key Employees, determined in accordance with (1) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all key Employees as of the determination date(s), and the denominator of which is the sum of the Account Balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (1) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the determination date(s), all determined in accordance with section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the determination date.

        (3) For purposes of (1) and (2) above the value of Account Balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the twelve (12) month period ending on the determination date, except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (a) who is not a key Employee but who was a key Employee in a prior year, or (b) who has not been credited with a least one (1) Hour of Service with any Employer maintaining the Plan at any time during the five (5) year period ending on the determination date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with section 416 of the Code and the regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the top-heavy ratio.
            When aggregating plans the value of Account Balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

            The accrued benefit of a Participant other than a key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if the benefit accrued less rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

    (d) PERMISSIVE AGGREGATION GROUP: The required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

    (e) REQUIRED AGGREGATION GROUP: (1) Each qualified plan of the Employer in which at least one key Employee participates, or participated at any time during the determination period (regardless of whether the plan has terminated), and (2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of sections 401(a)(4) and 410 of the Code.

    (f) DETERMINATION DATE: For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

    (g) VALUATION DATE: Plan Valuation Date.

    (h) PRESENT VALUE: Present value shall be based only on the interest and mortality rates specified in the Adoption Agreement.

11.3 - MINIMUM ALLOCATION:

    (a) Except as otherwise provided in Subsections (c) and (d) below, the Employer contributions and Forfeitures allocated on behalf of any Participant who is not a key Employee shall not be less than the lesser of three percent (3%) of the Participant's Compensation or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy section 401 of the Code, the largest percentage of Employer contributions and Forfeitures, as a percentage of the first two hundred thousand dollars ($200,000) of the key Employee's Compensation, allocated on behalf of any key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation of the year because of (1) the Participant's failure to complete one thousand (1,000) Hours of Service (or any equivalent provided in the Plan), or (2) the Participant's failure to make mandatory Employee contributions to the Plan, or (3) Compensation less than a stated amount.

    (b) For purposes of computing the minimum allocation, Compensation will mean Compensation as defined in Section 2.9 of the Plan.

    (c) Subsection (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

    (d) Subsection (a) above shall not apply to any Participant to the extent the Participant is covered under any other Plan or Plans of the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other Plan or Plans.

11.4 - NONFORFEITABILITY: The minimum allocation required (to the extent required to be nonforfeitable under section 416(b) of the Code) may not be forfeited under section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

11.5 - MINIMUM VESTING SCHEDULES: For any Plan Year in which this Plan is top-heavy and one hundred percent (100%) immediate vesting has not been selected, the minimum vesting schedule in this Section will automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of section 416 and benefits accrued before the Plan became top-heavy. Further, no reduction in vested benefits may occur in the event the Plan's status as top-heavy changes for any Plan Year. However, this Section does not apply to the Account Balances of any Employee who does not have an Hour of Service after the Plan has initially become top-heavy and that Employee's Account Balance attributable to Employer contributions and Forfeitures will be determined without regard to this Section.

The nonforfeitable interest of each Employee in his or her Account Balance attributable to Employer contributions shall be determined on the basis of the following minimum vesting schedule:

        Twenty percent (20%) vesting after two (2) Years of Service.

        Forty percent (40%) vesting after three (3) Years of Service.

        Sixty percent (60%) vesting after four (4) Years of Service.

        Eighty percent (80%) vesting after five (5) Years of Service.

        One hundred percent (100%) vesting after six (6) Years of Service.

If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plan's top-heavy status, that shift is an amendment to the vesting schedule and the election in Section
9.7 of the Plan applies.


                                 ARTICLE XII

                              CLAIMS PROCEDURE

12.1 - FILING A CLAIM FOR BENEFITS: A Participant, or Beneficiary or Employer acting on his or her behalf, shall make a claim for Plan benefits by filing a written request with the Plan Administrator upon a form furnished for that purpose. The request shall set forth the basis of the claim and shall authorize the Plan Administrator to conduct any examinations necessary to determine the validity of the claim and to take any necessary steps to facilitate the payment of any benefits to which the Participant or Beneficiary may be entitled under the terms of the Plan.

12.2 - DENIAL OF CLAIM: Whenever a claim for benefits by any Participant or Beneficiary has been wholly or partially denied, the Plan Administrator must furnish the Participant or Beneficiary a written notice of the denial within sixty (60) days of the date the original claim was filed. This notice shall set forth the specific reason for the denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional information needed to perfect the claim and an explanation of why it is necessary, and an explanation of the procedure for appeal.

12.3 - REMEDIES AVAILABLE: The Participant or Beneficiary shall have sixty
(60) days from receipt of the denial notice in which to make written application for review by the Plan Administrator. The Participant or Beneficiary may request that the review be in the nature of a hearing. The Participant or Beneficiary shall have the right to representation, to review pertinent documents and to submit comments in writing.

The Plan Administrator shall issue a decision on the review within sixty
(60) days after receipt of an application, for review as provided for in this Section. Upon a decision unfavorable to the Participant or Beneficiary, the Participant or Beneficiary shall be entitled to bring any necessary or appropriate action in law or equity to protect or clarify his or her right to benefits under this Plan.


                                 ARTICLE XIII

                           THE PLAN ADMINISTRATOR

13.1 - DESIGNATION AND ACCEPTANCE: The Employer shall designate the person to serve as Plan Administrator. The person so designated shall signify in writing his or her acceptance of this responsibility. If more than one (1) person is designated, these persons shall be known as the Administrative Committee and, where applicable, references in the Plan to the Plan Administrator shall be deemed to refer to the Administrative Committee. The original Plan Administrator shall be as designated in the Adoption Agreement and shall continue to serve until resignation or discharge.

13.2 - RESIGNATION AND REMOVAL - APPOINTMENT OF SUCCESSOR: The Plan Administrator or members of the Administrative Committee may resign at any time by delivering to the Employer a written notice of resignation, to take effect at a specified date, which shall not be less than thirty (30) days after delivery, unless the notice is waived.

The Plan Administrator or members of the Administrative Committee may be removed with or without cause by the Employer. Removal shall be by delivery of a written notice of removal to take effect at a specified date which shall not be less than thirty (30) days after delivery thereof, unless the notice is waived.

The Employer, upon receipt of notice of resignation or upon giving notice of removal of the Plan Administrator or member(s) of the Administrative Committee, shall promptly designate a successor Plan Administrator or Administrative Committee member(s) who shall signify acceptance of this position in writing. In the event no successor is appointed, the Employer will function in that capacity until a new Plan Administrator or Committee has been appointed and has accepted the appointment.

13.3 - ALLOCATION AND DELEGATION OF RESPONSIBILITIES: In the absence of an appointment of specific individuals by the Employer, the Plan Administrator may engage or consult with specialists such as legal counsel, actuaries, accountants and other persons to assist in the performance of the duties of this position.

The Plan Administrator or Administrative Committee may allocate fiduciary responsibilities, other than Trustee responsibilities, to named persons or parties provided the allocation or delegation is in writing.

In the absence of an appointment of a specific individual by the Employer, the Plan Administrator or Administrative Committee may appoint, in writing, an Investment Manager, to whom may be delegated the authority to manage, acquire, invest or dispose of all or any part of the Trust Fund. With regard to the Fund entrusted to his or her care, the Investment Manager shall provide written instructions and directions to the Trustee who, in turn, shall be entitled to rely upon these written directions.

13.4 - DUTY AND RESPONSIBILITY OF PLAN ADMINISTRATOR: The primary responsibility of the Plan Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries in accordance with the specific terms of the Plan. The Plan Administrator may correct any defect, supply any omission or reconcile any inconsistency deemed necessary or advisable to carry out the purpose of this Plan. Any interpretation or construction shall be done in a manner that is nondiscriminatory, consistent with the intent that the Plan continue to be a qualified plan under section 401(a) of the Code and in compliance with the terms of ERISA. Any construction or determination in good faith shall be conclusive and binding on all persons except as otherwise provided herein or by law. The Plan Administrator shall have all powers necessary or appropriate to accomplish his or her duties under this Plan.

The Plan Administrator shall be charged with the duties of the general administration of the Plan, including but not limited to, the following:

    (a) To determine all question of interpretation or policy in a manner not inconsistent with this agreement;

    (b) To establish, subject to the limitations in the Plan, rules for the administration of the Plan and the transaction of its business;

    (c) To accept as conclusive, the records of the Employer as certified to the Plan Administrator with respect to any and all factual matters about the employment of an Employee and/or Participant and all other information required to be furnished by the Employer;

    (d) To determine all questions relating to an Employee's eligibility to participate in or remain a Participant in the Plan;

    (e) To compute, certify and direct the Trustee with respect to the amount and kind of benefits to which a Participant is entitled;

    (f) To authorize and direct the Trustee with respect to all disbursements under the Plan and, when requested by the Trustee, to furnish the Trustee with written instructions on matters pertaining to the Plan and Trust upon which the Trustee may rely and act;

    (g) To maintain all necessary records needed for the administration of the Plan;

    (h) To make and publish rules and regulations for Plan administration that are not inconsistent with the provisions of the Plan;

    (i) To advise the Trustee regarding the short and long term liquidity needs of the Plan in order that the Trustee might direct investments accordingly and to advise, counsel and direct the Trustee with regard to investments and other matters involving the trust assets;

    (j) To be responsible for preparing and filing disclosure and tax forms required by the Secretary of Labor or the Secretary of the Treasury;

    (k) To furnish each Employee, Participant, or Beneficiary information and reports as required by law;

    (l) To request variances, deferrals, extensions or exemptions or to make elections for the Plan as permitted under the law when determined to be in the best interests of the Plan and its Participants or Beneficiaries; and

    (m) To secure the exact figures representing that portion of each insurance premium payment which is the value of the annual term insurance (term cost) for the preceding year for each insured Participant and to see that the term cost is properly reported to the individual Participant for personal income tax purposes.

13.5 - EXPENSES AND COMPENSATION: All expenses of administration, including but not limited to those involved in retaining necessary professional assistance, shall be borne by the Employer who shall reimburse the Plan for these expenditures. The Employer shall furnish the Plan Administrator with clerical and other assistance necessary for the performance of administrative duties. The Plan Administrator shall receive reasonable compensation for services rendered in administration of this Plan, unless the Plan Administrator is a full-time Employee of any Employer establishing this Plan.

13.6 - INFORMATION FROM EMPLOYER: To enable the Plan Administrator to perform his or her functions, the Employer shall supply full and timely information to the Plan Administrator (or designated agents) on all matters relating to the Compensation of all Participants, their regular employment, retirement, death, disability or termination of employment, and other pertinent facts as required by the Plan Administrator (or agents). The Plan Administrator (or agents) is entitled to rely on information supplied by the Employer and shall have no duty or responsibility to verify that information. The Plan Administrator shall advise the Trustees of facts pertinent to the Trustee's duties under the Plan.

13.7 - ADMINISTRATIVE COMMITTEE: If an Administrative Committee is established and its members have signified in writing their acceptance, the signature of any one Committee member may be accepted by any interested party as conclusive evidence that the Administrative Committee has duly authorized the action and that it represents the will of and is binding upon the whole Committee. The Committee shall act by a majority of its members and the action may be taken either by a vote at a meeting or in writing without a meeting.

13.8 - NOTICE OF CHANGE IN PLAN ADMINISTRATOR: If a new Plan Administrator is appointed in accordance with Section 13.2, any Insurer or any other party which has previously had dealings with the Plan Administrator shall be fully protected in relying on any action taken or signature presented which would have been proper in accordance with that information previously received until notice of the appointment is received. Notice shall be given at the home office of the Insurer or the principal office of any other party.

13.9 - INVESTMENT MANAGER: An Investment Manager appointed by either the Plan Administrator or Employer is required to acknowledge in writing that he or she has undertaken a fiduciary responsibility with respect to the Plan. If an Investment Manager is appointed to manage the Plan assets, the Trustee will not be liable for any act or omission of the Investment Manager within the Investment Manager's delegated authority because the Trustee will not have exclusive discretion to manage and control the Plan assets. In order to serve as an Investment Manager, a person must qualify under one (1) of the following categories:

    (a) A registered investment advisor under the Investment Advisory Act of 1940, or

    (b) A bank, as defined under the Investment Advisers Act of 1940, or

    (c) An insurance company duly authorized to perform these services under the laws of more than one (1) state, or

    (d) In any other manner determined by any regulation or ruling issued pursuant to authority granted by ERISA.


                                   ARTICLE XIV

                        TRUST FUND AND ITS ADMINISTRATION

                     --TRUSTEE'S POWER AND RESPONSIBILITIES--

14.1 - TRUST FUND: All contributions of money or property made by the Employer under the provisions of this Plan and all investments and reinvestments made with those contributions, and all income and profits less any losses thereon, shall constitute the Trust Fund. The Trustee shall not be responsible for the collection of any contributions to the Plan. The Trustee shall, however, hold all contributions and investments thereof pursuant to the terms of the Plan and Trust for the exclusive benefit of Participants and their Beneficiaries.

14.2 - VALUATION OF TRUST FUND: At least once each year on the Valuation Date specified in Section 2.42, and at any other times required by the Plan, the Trustee shall determine the value of the Trust Fund. Assets of the Trust Fund shall be valued at their fair market value at the close of business on the Valuation Date. If the Valuation Date falls on a Saturday, Sunday or legal holiday, the assets shall be valued on the first business day immediately preceding that date, or, in the absence of readily ascertainable market values, at the values that the Trustee shall determine, in accordance with methods consistently followed and uniformally applied. Any interest of the Plan Trust Fund invested in common trust fund, combined investment trust, collective or commingled trust fund shall be valued on the basis of the valuation of the assets of that common, combined, collective or commingled trust fund that either coincides with or most recently precedes the Valuation Date of this Trust.

On the basis of the valuation, each Participant's Individual Account shall be adjusted in the ratio that that Participant's Account Balance bears to all Account Balances to reflect the effect of income, realized and unrealized profits and losses, expenses and all other transactions of the preceding valuation period where applicable. These valuations and adjustments to the Participants' Individual Accounts shall be made so as to preserve for each Participant's Individual Account its beneficial interest in the Trust Fund determined on the basis of the contributions made by and on behalf of each Participant.

14.3 - INVESTMENT FUNCTIONS: Subject to any conditions or limitations contained in the Plan, the Trustee is authorized and empowered to invest and reinvest the Trust Fund. The Trustee shall have full power and authority to perform this function, in any manner he or she deems advisable and which is clearly not inconsistent with the funding Contract(s) and method of the Plan. The Trustee shall not be bound as to the character of any investment by a statute or rule of law or custom governing the investment of Trust Funds except as provided in this Plan and the requirements of ERISA. The power and authorities of the Trustee include but are not limited to the following:

    (a) To hold, manage, invest and reinvest contributions to the Plan and resulting income without distinction between principal and income as a single Trust Fund, unless otherwise provided in the Plan;

    (b) To invest and reinvest all or part of the Trust Fund in common trust funds, combined investment trusts, collective or commingled funds of a corporate trustee maintained exclusively for qualified plans under section 401(a) of the Code; savings accounts in the savings department (including certificates of deposit and time certificates) of a corporate trustee; any type of security, including but not necessarily limited to common stocks or preferred stocks; open end or closed end mutual funds, corporate bonds, debentures, convertible debentures; commercial paper, U.S. Treasury bills, notes and bonds; improved or unimproved real estate located in the United States, loans to others (except as prohibited by ERISA or the provisions of the Plan), at a reasonable rate of interest and upon receipt of adequate security, including chattel mortgages, first and second loan deeds or mortgages; individual or group annuities, fixed or variable, including deposit administration or investment type contracts, individual or group life insurance Contracts, or in other appropriate investments;

    (c) To hold in the form of cash for distribution or investment a portion of the Trust Fund that the Trustee deems prudent without liability to account for interest thereon;

    (d) To retain as the Trustee deems prudent any and all securities and other property, real or personal, which become a part of the Trust Fund, as well as any property into which those securities or other property may be converted by reason of any reorganization, recapitalization, consolidation, merger, liquidation, exchange, or other transaction;

    (e) To sell, convert, assign, convey, exchange, transfer or otherwise dispose of, or grant options with respect to, any and all securities or other property, real or personal, constituting part of the Trust Fund, at public or private sale, for that consideration and upon those terms and conditions as the Trustee deems advisable, but without liability on the part of the purchaser to see to the application of the purchase money or to inquire into the validity or propriety of the sale; and to execute and deliver good and sufficient deeds for any real estate, conveying title free and clear of all defects;

    (f) To manage and operate all real estate held in the Trust; to lease all or any part of the real estate for the terms and rentals and upon the conditions that the Trustee deems advisable even though the terms of the lease may extend beyond the life of the Trust; to release, mortgage, partition, vacate or abandon real estate; to grant and acquire licenses and easements with respect to the real estate; to make improvements to or upon the real estate; to construct, demolish, alter, repair, maintain and rebuild buildings and other improvements; and to use other assets of the Trust Fund for any of these purposes;

    (g) To carry the securities and other property held by the Trust either in the name of the Trust, or in the name of the nominee, or in bearer form;

    (h) To vote, in person or by proxy, all securities held by the Trust; to consent to or oppose the reorganization, recapitalization, consolidation, merger, liquidation or sale of corporations or properties; to exchange securities for other securities issued in connection with or resulting from any of these transactions; to pay any assessment or expense which the Trustee deems advisable for the protection of the Trust Fund as holder of any securities; to deposit securities in any voting trust or with any protective or like committee or with a Trustee or depository; to exercise any options appurtenant to any securities for conversion into other securities; and to exercise or sell any rights issued upon terms that the Trustee deems prudent;

    (i) To prosecute, defend, compromise, arbitrate or otherwise adjust or settle claims in favor of or against the Trustee of the Trust Fund;

    (j) To foreclose any obligation by judicial proceedings or otherwise;

    (k) To borrow money, with or without giving security;

    (l) To exchange any Trust property for other property and to grant options to purchase or acquire any Trust property;

    (m) To engage in any litigation, either for the collection of monies or other properties due the Trust Fund, or in defense of any claim against the Trust Fund, provided, however, that the Trustee is not required to engage in or participate in any litigation unless the Trustee has been indemnified to his or her satisfaction against all expenses and liabilities to which the Trustee may become subject;

    (n) To purchase and pay premiums on Contracts as required by the Adoption Agreement and as directed by the Plan Administrator, provided funds for these payments are available from the Trust;

    (o) To invest in and pay premiums on Contracts on the lives of key Employees of the Employer, payable on death to the Trustee as Beneficiary. These Contracts shall be vested exclusively in the Trustee for the benefit of the Trust as a whole and shall not be distributed in kind to a Participant in satisfaction of any interest he or she may have in the Trust Fund.

14.4 - RECORDS AND REPORTS: The Trustee shall maintain accurate records and detailed accounts of all investments, receipts, disbursements, and other transactions hereunder. These records shall be available at all reasonable times for inspection by the Plan Administrator, the Employer or any Fiduciary, Participant or Beneficiary or authorized representative of these persons. The Trustee shall submit or cause to be submitted in a timely manner to the Plan Administrator any information reasonably required by the Plan Administrator in connection with the preparation of the reports required to be made to various regulatory agencies and to Plan Participants and Beneficiaries.

14.5 - ANNUAL ACCOUNTING: Within sixty (60) days (or any other time mutually agreed upon) following the close of each Plan Year, the Trustee shall file with the Plan Administrator a written account setting forth a description of all property purchased and sold and all receipts, disbursements and other transactions effected by the Trustee during the Plan Year. The Trustee shall list property held by the Trustee at the end of the period and the list shall include a valuation of each asset at its fair market value as determined at the end of the Plan Year. The Plan Administrator may approve the accounting by written notice of approval delivered to the Trustee or by failure to object in writing to the Trustee within sixty (60) days from the date upon which the account was delivered to the Plan Administrator. If the Plan Administrator approves the accounting either by written notice or by failure to object in writing within sixty (60) days, the accounting by the Trustee shall be deemed approved. If the accounting is deemed approved, then to the extent permitted by law, the Trustee shall be released and discharged as to all items and matters set forth in the accounting as if the accounting had been settled and allowed by a decree of a court of competent jurisdiction. Nothing contained in this Section will be construed or interpreted to deny the Trustee the right to have his or her account judicially determined.

14.6 - COMPENSATION AND EXPENSES: The Trustee shall receive reasonable compensation as agreed upon by the Trustee and the Employer. However, any Trustee who is a full-time Employee of the Employer shall receive no compensation for services as Trustee under this Plan, but the Employer shall supply the Trustee with clerical help and assistance as deemed necessary for the performance of duties under the plan. The Trustee shall be entitled to reimbursement by the Employer for all proper expenses incurred in carrying out duties under this Plan, including reasonable legal, accounting and actuarial expenses. The Trustee may charge the Trust Fund for these expenses until paid by the Employer. All taxes of any and all kinds that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof shall be paid from the Trust Fund.

14.7 - ELIGIBILITY OF TRUSTEE TO PARTICIPATE IN THE PLAN: No Trustee shall be precluded from becoming a Participant under this Plan provided the Trustee has satisfied the conditions for eligibility.

14.8 - MEETINGS - MAJORITY TO GOVERN - DELEGATION: If more than one Trustee is appointed, the acts and decisions of the Trustees shall be by majority vote. Any one of the Trustees may sign on behalf of all Trustees any applications for Contracts or any papers which may be required by the Insurer, stock exchange, mutual fund, banking institution, investment advisory service or any other papers or documents which may be required for the Trustees to carry out their duties under this Plan. The Trustees need not call or hold meetings to make any decision or to take any action, but any decision and any action may be taken by written documents signed by a majority of the Trustees.

When two or more persons are appointed as Trustees, they are specifically authorized, by written agreement among themselves, to allocate specific responsibilities, obligations or duties among themselves. An original written copy of the agreement is to be delivered to the Plan Administrator and retained with the other Plan documents.

14.9 - NOT OBLIGATED TO QUESTION DATA: Each Employer shall furnish the Trustee, Plan Administrator or Insurer with information necessary for the administration of the Plan, including but not limited to changes in a Participant's status, eligibility, mailing address and other data as required. The Trustee, Plan Administrator and Insurer shall be entitled to act on the information supplied them and shall have no duty or responsibility to further verify or question this information.

14.10 - LIABILITY FOR APPLICATION OF FUNDS: All persons dealing with the Trustee are released from inquiring into the decision or authority of the Trustee and from seeing to the application of any monies, securities or other property paid or delivered to the Trustee.

14.11 - MANNER OF PAYMENT: The Trustee may make any payment that he or she is required to make under the Plan, by mailing to the person or entity a check or delivering the annuity or other property directed to be distributed by the Plan Administrator, at the last known address furnished to the Trustee.

14.12 - UNCLAIMED BENEFITS: Any benefits payable to, or on behalf of, a Participant or former Participant which are not claimed shall not bear interest, but shall be deemed abandoned and relinquished only if the Beneficiary or Participant cannot be located after reasonable efforts at the time of termination of the Plan or an earlier time designated by the Plan Administrator as permitted under any applicable law, ruling or regulation. If a benefit is forfeited because the Participant or Beneficiary cannot be found, the benefit will be reinstated if a claim is made by the Participant or Beneficiary.

14.13 - CERTIFICATION AS TO TRUSTEES: A certificate signed by an officer of the Employer or the Plan Administrator certifying the name and signature of the Trustee on the date thereof shall be conclusive evidence for all purposes that the designated entity or person is the Trustee at the date of the certification and on any date thereafter until a new certificate is received.

14.14 - DENIAL OF LIABILITY BY INSURER: In the event of a denial by the Insurer of liability under its Contracts the Trustee or Plan Administrator shall be under no duty to bring action unless they have been first indemnified to their satisfaction by the Participant or his or her Beneficiaries, for all anticipated costs, expenses and attorney fees. Nor shall the Employer, Trustee, or Plan Administrator be responsible for the validity of any Contract, for the failure on the part of the Insurer to make any payments or provide any benefit under any Contract, for the action of any person or persons which may render any Contract, invalid or unenforceable, for any delay or any act occasioned by any restriction or provision of any Contract imposed by the Insurer.

14.15 - DEGREE OF CARE - LIMITATIONS ON LIABILITY: The Trustee shall discharge his or her duties, obligations and responsibilities in conformance with the care, skill, prudence and diligence under the circumstances then prevailing, that a prudent person acting in a like capacity and familiar with like matters would use in the conduct of an enterprise of a like character with like aims.

If the Plan or any written rule or direction of the Plan Administrator or Employer shall, by agreement, allocate responsibilities among Co-Trustees, only the Trustee to whom the responsibilities are delegated will be responsible for any breach unless the other Trustee or Trustees knowingly participate therein.

In the event that an Investment Manager is appointed pursuant to Section 13.9, no Trustee shall be liable for the acts or omissions of the Investment Manager or be under any obligation to invest or manage the assets of the Plan which are subject to management by an Investment Manager.

The Trustee shall not be liable for any losses incurred by the Trust by any lawful direction to invest communicated by the Plan Administrator. The Trustee shall be under no liability for distributions made or other actions taken or not taken at the written direction of the Plan Administrator, other than to the extent required of a prudent Co-Fiduciary under ERISA. It is specifically understood that the Trustee shall have no duty or responsibility with respect to the determination of matters pertaining to the eligibility of any Employee to become a Participant or remain a Participant hereunder, the amount of benefit to which the Participant or Beneficiary shall be entitled to receive hereunder or the size and type of any Contract to be purchased from any Insurer for any Participant hereunder or similar matters; it being understood that all these responsibilities under the Plan are vested in the Plan Administrator. Nor shall the Trustee be responsible for the adequacy of the Trust to meet and discharge any and all payments and liabilities under the Plan.

Nothing contained in this Plan shall be deemed to enlarge the responsibilities or liabilities of any Trustee or Co-Trustee or any other Fiduciary with respect to the Plan beyond those imposed by ERISA and all rulings and regulations promulgated thereunder. However, nothing herein shall exculpate or relieve the Trustee from liability for any losses to the Plan incurred by negligence, bad faith or knowing participation in a breach of trust nor shall the Trustee be relieved from the duty to conduct a periodic review to assure that delegated duties and responsibilities are being properly carried out by all persons acting as Fiduciaries with respect to the Plan and by all persons to whom these duties and responsibilities have been delegated.

14.16 - PROHIBITED TRANSACTIONS: Notwithstanding any other provisions of this Plan to the contrary, neither the Trustee nor any other Fiduciary shall engage in a transaction known to be a "Prohibited Transaction" under ERISA at the time of the proposed transaction. If there is any uncertainty or dispute respecting the proposed transaction, neither the Trustee nor any other Fiduciary shall be required to act or be liable for failure to act, unless and until a final administrative or judicial determination shall be obtained by any person interested in the transaction or an exemption obtained from the proper regulatory authorities and the information transmitted to the Trustee or other Fiduciary together with an opinion of counsel that it is lawful under the Plan and ERISA. Subject to any future changes in the law, rulings or regulations, the following constitute prohibited transactions:

    (a) Sale or exchange or leasing of any property between the Plan and a party-in-interest;

    (b) Lending of money or extension of credit between the Plan and a party-in-interest;

    (c) Furnishing of goods, services or facilities between the Plan and a party-in-interest; or

    (d) Transfer to or use by or for the benefit of a party-in-interest of any assets of the Plan.

14.17 - RESIGNATION OR REMOVAL OF TRUSTEE: The Trustee may resign at any time by giving thirty (30) days advance written notice to the Employer. The resignation shall become effective thirty (30) days after receipt of the notice unless a shorter period is agreed upon.

The Employer may remove any Trustee at any time by giving written notice to the Trustee and the removal shall be effective thirty (30) days after receipt of this notice unless a shorter period is agreed upon.

Upon the resignation or removal, if the resigning or removed Trustee is the sole Trustee, he or she shall transfer all of the assets of the Trust then held by the Trustee as expeditiously as possible to the successor Trustee or Trustees after paying or reserving a reasonable amount as deemed necessary to provide for the expense in the settlement of the accounts and the amount of any compensation due him or her and any sums chargeable against the Trust for which he or she may be liable. If the reserved funds are not sufficient, then the Trustee shall be entitled to reimbursement from the successor Trustee out of the assets in the successor Trustee's hands under this Plan. If the amount reserved is in excess of the amount actually needed, the former Trustee shall return the excess to the successor Trustee.

Upon receipt of these assets, the successor Trustee shall thereupon succeed to all of the powers and duties given to the Trustee by this Plan.

The resigning or removed Trustee shall render an accounting to the Employer and unless objected to by the Employer, the accounting shall be deemed approved and the resigning or released Trustee shall be released and discharged as to all matters set forth in the accounting.

In the alternative, there may be a judicial settlement of the account instituted by either the Trustee or Employer in a Court of competent jurisdiction.

14.18 - APPOINTMENT OF SUCCESSOR TRUSTEE: The Employer shall have the power to appoint a successor or Co-Trustee to replace or join the named Trustee of the Plan. The appointment of a successor Trustee or Co-Trustee shall become effective upon acceptance in writing of the appointment. Successor or Co-Trustees may be individual or corporate and shall have no liability for acts or omissions of the former Trustee.


                                   ARTICLE XV

                     AMENDMENT OF PLAN AND ADOPTION AGREEMENT

15.1 - RIGHT OF EMPLOYER TO AMEND THE PLAN: The Employer reserves the right to amend this Plan in any and all respects without the consent of any Participant or Beneficiary as follows:

    (a) OPTIONAL PROVISIONS - The Employer may amend the Plan by

        (1) Changing the choice of options in the Adoption Agreement;

        (2) Adding overriding plan language to the Adoption Agreement where such language is necessary to satisfy section 415 of the Code or to avoid duplication of minimums under section 416 of the Code because of the required aggregation of multiple plans; and

        (3) Adding certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed.

    (b) NONOPTIONAL PROVISIONS - The Employer may amend any nonoptional portions of the text of both the Adoption Agreement and the Plan document. However, an Employer who amends any nonoptional portion of the Plan for any reason including a waiver of the minimum funding requirement under section 412(d) of the Code, will no longer participate in this Prototype Plan. If changes of this nature are made and the Plan is adopted as changed, it shall become an individually designed Plan and shall be administered as an individually designed Plan.

        In all situations described under this Subsection (b), the Plan shall be submitted to the Internal Revenue Service as an individually designed Plan for qualification under Section 401(a) of the Code.

15.2 - RIGHT OF LUTHERAN BROTHERHOOD (LB) TO AMEND THE PLAN: Each Employer, by adopting this Plan, expressly delegates to Lutheran Brotherhood (LB) the authority, but not the duty, to amend this plan to comply with changes in the Internal Revenue Code and the regulations thereunder, as well as revenue rulings, other statements published by the Service, including rules and guidelines affecting qualifications, and to make corrections of the Plan once it is approved. Any amendment made by LB under this paragraph shall be limited as provided in Section 15.3 below. If LB amends the Plan, the Employer is deemed to have consented to any amendments made by LB. Copies of any amendments shall be forwarded to any Employer who had adopted and maintained this Plan as a Prototype Plan.

If the Employer does not adopt the amendments made by LB, the Employer's plan will no longer be identical to the LB Prototype Plan and will be considered an individually designed plan as indicated in Section 15.1(b).

15.3 - LIMITATIONS ON POWER TO AMEND: No amendment by either the Employer nor LB shall reduce or otherwise affect any rights or benefits of a Participant or Beneficiary acquired prior to an amendment, including the protection of any Vested Interests as set forth in Article IX, except as required to qualify the Plan under the Code; nor shall any amendment increase the duties or responsibilities of the Trustee or Plan Administrator without their consent, attempt to deprive the Insurer of any exemptions or immunities with respect to Contracts it has issued, provide for the use of Contracts or assets held under this Plan other than for the exclusive benefit of the Participants or their Beneficiaries, or permit any Contracts or assets of this Plan to revert to or be used by the Employer prior to the satisfaction of all liabilities under the Plan to the Participants or their Beneficiaries.


                                 ARTICLE XVI

                       TERMINATION AND DISCONTINUANCE

16.1 - PERMANENCY: The Employer adopting this Plan hopes and expects to continue this Plan and make necessary contributions indefinitely, but continuance and payment are not assumed contractual obligations. Neither the Adoption Agreement nor this Plan and Trust nor any amendment or modification thereof nor the making of contributions hereunder nor the purchase of any Contract, nor the creation of any fund or account, nor the payment of any benefit shall be construed as giving any Participant or any person whomsoever any legal or equitable right against the Employer, the Trustee, the Plan Administrator or the Trust Fund except as specifically provided herein, or as provided by law, nor as giving any Participant the right to be continued in the service of the Employer. All Participants shall remain subject to discharge to the same extent as if this Plan had never been adopted.

16.2 - METHOD AND PROCEDURE FOR TERMINATION: The Plan may be terminated by the Employer at any time. Plan termination shall be effective on the date specified by the Employer. Upon termination the liability of the Employer to make contributions shall cease.

Notice of the termination and the effective date shall be given to the Trustee, Plan Administrator, Insurer, Participants and their Beneficiaries, and the required filings must be made with the Internal Revenue Service and any other regulatory body as required by current rules and regulations.

16.3 - INVOLUNTARY TERMINATION: This Plan shall terminate if the Employer is dissolved, deemed bankrupt, insolvent or merged with another company, except that in the event of dissolution, merger or consolidation of the Employer, provisions may be made, subject to the condition set forth in Section 9.8, by a successor for the continuance of the Plan. The successor shall in that event be substituted for the present Employer by an instrument authorizing the substitution by amendment of the name of the Employer in the Adoption Agreement.

16.4 - DISTRIBUTION OF ACCOUNTS: If the Plan is terminated, all Contracts and other assets shall be distributed to the active, retired or terminated Participants or their Beneficiaries, in accordance with the amounts credited to their Individual Accounts as of the date of termination, together with any earnings subsequently accrued, but after any unallocated funds are first allocated to the accounts. Distributions shall be made to the Participant or Beneficiary in accordance with the provisions of Section 7.5, Section 7.6, and Section 9.5(a), and the Joint and Survivor Annuity requirements of
Article VIII. No option can be made available to any Participant or Beneficiary unless it is made available to all Participants and Beneficiaries on a uniform and nondiscriminatory basis. Upon completion of the distribution, the Plan Administrator and Trustee are relieved from all further liability with respect to all amounts paid and with respect to the mode of distribution.


                                 ARTICLE XVII

                                 MISCELLANEOUS

17.1 - STANDARD OF CONDUCT - FIDUCIARIES: For purposes of ERISA, all Fiduciaries, including the Employer, the Plan Administrator or Administrative Committee, the Trustee, and any others shall each discharge their respective duties under the Plan with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with like matters would use in the conduct of an enterprise of like character and with like aims. These duties include the appointment and retention of Fiduciaries and agents by those having appointive authority under the Plan.

All Fiduciaries by accepting appointment are responsible for carrying out their own duties in accordance with the standards required by ERISA and all regulations and rulings promulgated thereunder. All Fiduciaries shall be responsible for the actions or failure to act of all other Fiduciaries (except an Investment Manager as provided in Section 13.9) with respect to the Plan if he or she participates, approves, acquiesces in or conceals a breach committed by another Fiduciary, or if the Fiduciary's failure to exercise reasonable care in the administration of his or her own duties enables the breach to be committed. Each Fiduciary is required to act prudently in the delegation or allocation of the responsibilities to other persons and to use reasonable care to prevent others from committing a breach.

If duties are properly delegated or allocated among Fiduciaries, only the Fiduciary to whom they are delegated shall be responsible for a breach unless other Fiduciaries knowingly participate in the breach or the other Fiduciaries fail to conduct a periodic review to assure that delegated duties and responsibilities are being carried out by all persons acting as Fiduciaries with respect to the Plan and by all persons to whom any of these duties and responsibilities have been delegated.

17.2 - PROHIBITION AGAINST DIVERSION - CORRECTION OF ERRORS: There shall be no diversion of any portion of the assets of the Plan other than for the exclusive benefit of Participants or their Beneficiaries.

Any contribution made by the Employer as a result of error, miscalculation or a mistake of fact must be returned to the Employer within one (1) year of the contribution.

In the event the deduction of a contribution made by the Employer is disallowed under section 404 of the Code, that contribution (to the extent disallowed) must be returned to the Employer within one (1) year of the disallowance of the deduction.

In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made prior to that initial qualification by the Employer must be returned to the Employer within one (1) year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

17.3 - INALIENABILITY OF BENEFITS: No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily. The prohibition against assignment and alienation of benefits shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless the order is determined to be a qualified domestic relations order, as defined in section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

17.4 - INVALIDITY OF CERTAIN PROVISIONS: If any provision of this Plan is held invalid or unenforceable, the invalidity or unenforceability shall not affect any other provision of the Plan and this Plan and Trust shall be construed and enforced as if the provision had not been included.

17.5 - GENERAL UNDERTAKING OF ALL PARTIES: All parties to this Plan and all persons claiming any interest under the Plan agree to perform any and all acts and execute any and all documents under the Plan which may be necessary or desirable for the carrying out of this Plan and Trust and any of its provisions.

17.6 - AGREEMENT BINDS HEIRS, ETC.: This Plan shall be binding upon all parties to this Plan, present and future and upon their heirs, executors, administrators, successors and assigns.

17.7 - DURATION OF TRUST - RULE AGAINST PERPETUITIES: If the indefinite continuance of this Plan would be in violation of any law, then this Plan shall continue for the maximum period permitted by law and shall then terminate, whereupon distribution of its assets shall be made as provided in
Article XVI.

17.8 - HEADINGS: The headings of the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions of this Plan.

17.9 - GENDER, CONSTRUCTION: Whenever the context shall require, the masculine shall be read in the feminine, the singular shall be read in the plural and the plural shall be read in the singular, and these terms shall be used interchangeably.

17.10 - DISQUALIFICATION FROM USE OF PROTOTYPE PLAN: If the Employer's plan fails to attain or retain qualification, that plan will no longer participate in this prototype Plan and will be considered an individually designed plan.

17.11 - RESPONSIBILITY OF INSURER UNDER THIS PLAN:

    (a) The Insurer shall not be considered a party to this Plan or have any responsibility for the validity of this Plan and Trust or for any action taken by the Trustee. The Insurer shall be fully protected in dealing with the Trustee as sole owner of the Contracts held under this Plan and Trust and of the Trust Fund, if any. The Insurer shall be fully protected in accepting premium payments from the Trustee or the Employer and in making payment of any amounts to the Trustee or in accordance with the Trustee's directions, or the directions of the Plan Administrator, without liability as to the application of these payments.

    (b) The Insurer shall be fully protected from any liability in dealing with the person who is the Trustee according to the latest notification received by the Insurer at its home office or in assuming that this document has not been amended or terminated until notice of any amendment or termination has been received at its home office.

    (c) The Insurer shall be entitled to assume that any person on whose life an application is made for a Contract is eligible under the terms of this Plan to have such a Contract issued, and in the form, benefits and amounts requested.

17.12 - INDEMNIFICATION: The Employer may agree to indemnify the Plan Administrator, or any other Employee, Fiduciary or agent, fully or partially, for any expenses, penalties, damages or other pecuniary loss the Employee, Fiduciary or agent may suffer as a result of his or her responsibilities, obligations or duties in connection with the Plan or Fiduciary activities actually performed in connection with the Plan. Indemnification may be paid in whole or in part by Fiduciary liability insurance paid for by the Employer, but in no event shall the items be paid out of the Plan assets.

17.13 - SAVINGS CLAUSE: If, upon the initial submission of the Plan as adopted by an Employer for approval under the Code, the Employer receives notice in writing from the Internal Revenue Service that its participation in the Plan does not qualify under the Code, its participation shall terminate. The assets allocable to the Employer's account, less any amounts required to pay taxes or administrative fees or other charges shall be returned to the Employer and by the Employer to Participants to the extent those assets are attributable to the Employees' contribution. The Plan as to that Employer shall be considered to be void and of no force and effect and the Trustee shall be discharged from all obligations. Until the Internal Revenue Service determines that the Plan qualifies under section 401(a) of the Code, no Participant or Beneficiary shall have any right or claim to any asset of the Trust, except for proceeds payable under any Contracts on the life of any Participant as a result of death.

Under no circumstances shall any values applicable to a prior Plan of an Employer revert to that Employer if the Internal Revenue Service fails to rule favorably upon this Plan.

17.14 - NOTIFICATION OF INTERESTED PARTIES: No person or entity shall bring an action under Section 7476 of the Code until the Petitioner has given notice of the request for determination to the Secretary or his delegate and to interested parties, as defined by Internal Revenue Regulations, in the manner prescribed by regulations.

17.15 - OVERPAYMENTS, RECOUPMENT: If a Participant or Beneficiary receives an erroneous payment or payments to which the Participant or Beneficiary is not entitled under the terms and provisions of the Plan, repayment of the amount of the erroneous payment shall be made by the person receiving the payment. In the event the Participant or Beneficiary fails to return the overpayment, the Plan Administrator and/or Trustees shall exercise the care, skill and diligence that a prudent person acting in a like capacity in a similar enterprise would exercise in an attempt to collect money owed the Plan. If other efforts fail to recover the excess payments and if prudent under the circumstances, legal action may be instituted or payments to the Participant or Beneficiary may be offset against the money owed the Plan.

                   STANDARDIZED TARGET BENEFIT PLAN AND TRUST

                               ADOPTION AGREEMENT



The undersigned Employer and Trustees hereby establish the Pension Trust named below and the Employer hereby adopts this Prototype Target Benefit Plan and Trust, to be effective as of the date specified below, for the exclusive benefit of its Employees who qualify under the terms and conditions thereof. The Employer hereby selects the following specifications.


Instructions: Please complete every applicable item. Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.



I. GENERAL INFORMATION


    A. NAME OF PLAN


       This Plan shall be known as the
                                       -------------------------------------
       Employees' Target Benefit Plan and Trust.


    B. EMPLOYER(S) AND RELATED INFORMATION (If more than one, list separately.)


        1. Employer:

           -----------------------------------------------------------------
                                        Name

           -----------------------------------------------------------------
                                       Address

           -----------------------------------------------------------------
                                        Phone


            Controlled Business (also adopting this Plan):


            ----------------------------------------------------------------
                                           Name

            ----------------------------------------------------------------
                                          Address

            ----------------------------------------------------------------
                                           Phone


        2. Form of Business (check one):


           a.     Regular Corporation          b.     S Corporation
             -----                                -----

           c.     Professional Corp. or Assoc. d.     Partnership
             -----                               -----

           e.     Sole Proprietor              f.     Non-Profit Corporation
             -----                               -----

           g.     Other
             -----     ---------------------------------


        3. IRS Employer Identification Number:     --
                                              -- --  -- -- -- -- -- -- --


        4. Incorporation date or date business commenced:
                                                         ----------------
           Date predecessor business commenced:
                                               --------------------------


        5. Employer's Federal income tax year:          to
                                              ----------   --------------
                                              month/day      month/day


        6. Execution of this Adoption Agreement constitutes (Indicate appropriate paragraph):


             a.           A new plan (the initial adoption by the Employer).
               -----------


             b.           An amendment and restatement.
               -----------

                          This amendment, restatement or substitution shall not reduce the nonforfeitable interest of any Participant determined as of the day preceding the effective date of this Adoption Agreement; but Participants who retired or who terminated their employment with the Employer prior to the effective date of this agreement shall look solely to the Plan as it existed prior to the adoption of this amendment for their benefits, if any, provided under the Plan (except as provided in the Joint and Survivor Annuity requirements of
                          Article VIII of this Plan).

                          Select one of the following:


                          i.      An amendment and restatement of an
                            -----
                                  existing plan under this prototype to
                                  conform Plan to changes in the law.


                          ii.     A substitution for or conversion of an
                             -----
                                  existing plan.

                                  Information about an existing plan:

                                  Name of Plan
                                              ------------------------------

                                              ------------------------------

                                  Effective date of plan
                                                        --------------------

                                  Letter Serial No. of
                                  IRS determination letter
                                                          ------------------

                                  Date of IRS determination
                                  letter
                                        ------------------------------------


                          iii.    An amendment of this Adoption Agreement
                              ----
                                  which was previously adopted by the
                                  Employer to make changes in optional
                                  provisions.


        7. The effective date of this Adoption Agreement or amendment shall be
                    --------------------------------------------------------

           (The general effective date for an amendment and restatement after the Tax Reform Act of 1986 will be the first day of the Plan Year beginning in 1989.)


        8. The Plan Year as defined in Section 2.32 of the Plan shall be:

           The twelve (12) consecutive month period (normally the twelve
           (12) month period corresponding to the Employer's business year
           for income tax purposes) ending on                      and
                                              ---------------------
           each anniversary thereof.


           The first Plan Year shall begin on                       , 19   .
                                              ---------------------     ---


        9. The Limitation Year as defined in Section 2.23 of the Plan shall be the same as the Plan Year.


     C. FIDUCIARIES: (Lutheran Brotherhood may not be named as a Plan Administrator, Trustee, Fiduciary or as an agent for service of legal process.)


        1. Employer appoints the following persons as Trustees (name two or more):

             ---------------------------------------------------------------
                                   Name and Address

             ---------------------------------------------------------------
                                   Name and Address

             ---------------------------------------------------------------
                                   Name and Address


        2. Plan Administrator (select one):


              a.       Employer, or
                -------


              b.       Administrator designated by Employer
                -------

                       i.     Individual Administrator
                         -----

                              Identification No.:
                                                 ---------------------------


                              ----------------------------------------------
                                                    Name and Address

                       ii.    Administrative Committee
                          ----

                              Identification No.:
                                                 ---------------------------


                              ----------------------------------------------
                                                    Name and Address

                              ----------------------------------------------
                                                    Name and Address

                              ----------------------------------------------
                                                    Name and Address


        3. Agent for Service of Legal Process


             a. Agent (select one):


                       i.     Employer
                         -----


                       ii.    Trustee
                          ----


                      iii.    Plan Administrator
                          ----


                       iv.    Other
                          ----     -----------------------------------------
                              Name



            b. Address:


                       i.     Use Employer's address
                         -----


                       ii.    Use Address below:
                          ----

                              ----------------------------------------------
                                                     street address

                              ----------------------------------------------
                                                     city, state, zip


II. DEFINITIONS


     A. COMPENSATION:

        415 Safe-Harbor Compensation:

        Contributions to this Plan are based on a Participant's Compensation. Compensation shall mean wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including but not limited to, commissions, compensation for services paid as a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in 1.62-2(c)) paid for the taxable year ending with or within the Plan Year.

        Compensation excludes the following:

        (a) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

        (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

        (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

        (d) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the employee).

        For any self-employed individual compensation will mean earned income.


     B. COVERED EMPLOYEES:

        The Plan is extended to all Employees of the Employer who meet the age and service requirement of Section III except (select none, one or both):


         1.        Union Employees who are included in a unit of employees
           --------
                   covered by a collective bargaining agreement between the Employer and the employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees of the employer who are covered pursuant to that agreement are professionals as defined in section 4.410(b)-9(g) of the proposed regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.


         2.        Nonresident aliens who receive no earned income from the
           --------
                   Employer which constitutes income from sources within the United States.


     C. ENTRY DATE

        Entry date shall mean (select one):


         1.        Single Entry Date on the first day of the Plan
           --------
                   Year (select one):


               a.      Nearest to the date an Employee first meets
                 ------
                       the age and service requirements.


               b.      In which an Employee first meets age and
                 ------
                       service requirements.


         2.        Dual Entry Dates on the first day of the Plan Year and
           --------
                   six (6) months later.


         3.        Multiple Entry Dates on the first day of the Plan Year
           --------
                   and the first day of each month after an Employee first meets age and service requirements.


     D. HOURS OF SERVICE

        A Year of Service is ordinarily defined as 1000 Hours of Service. Hours of Service will be credited on the basis of actual hours for which an Employee is paid or entitled to be paid.


     E. SERVICE WITH A PREDECESSOR EMPLOYER

        Service for a predecessor employer, including service as a sole proprietor or partner (select one):


         1.     shall be taken into account for purposes of meeting the
           -----
                Years of Service requirements. (Check this option if predecessor employer maintained a plan.)

                Name of predecessor employer:
                                             -------------------------------


         2.     Shall not be taken into account for purposes of meeting the
           -----
                Years of Service requirements.


     F. NORMAL RETIREMENT AGE

        Normal Retirement Age shall mean (select one):


            1.     age       (not to exceed age 65).
              -----    -----


            2.     the later of (a) the time the Participant attains age
              -----                                                     ----
                   (not less than 55 nor greater than 65) or (b) the
                   completion of the     (5th or less) anniversary of the
                                    -----
                   date upon which the Participant commenced participation in the Plan.


        If a plan or the Employer sponsoring the Plan imposes a requirement that a Participant retire upon reaching a certain age, the Normal Retirement Age may not exceed the mandatory retirement age.


III. ELIGIBILITY AND PARTICIPATION

        Each Employee shall be eligible to participate upon meeting the following requirements:


     A. ATTAINED AGE ON ENTRY DATE (select one):


            1.     No age requirement (only service).
              -----


            2.     Minimum age     (Not more than 21).
              -----           -----


     B. LENGTH OF SERVICE ON ENTRY DATE (select one):


            1.     No Service requirement (only age).
              -----


            2.           years and     months of Service required. (Service
              ----- -----         -----
                   cannot exceed one (1) year and zero (0) months if graded vesting is selected or two (2) years and zero (0) months if full and immediate vesting is selected.)


IV. CONTRIBUTIONS


     A. STATED BENEFIT

        Each participant's stated benefit under the Plan will be equal to the sum of:


        (1) the Participant's current stated benefit, and


        (2) the Participant's frozen accrued stated benefit, if any.


        1. Current Stated Benefit:

           Each Participant's current stated benefit is equal to     % of
                                                                -----
           average annual Compensation (reduced pro rata for the Participant's total years of projected participation less than 25) payable annually as a straight life annuity beginning Normal Retirement Age.

           For purposes of this Section, average annual Compensation means the average of a Participant's Compensation over the three (3) consecutive Plan Year period ending in the current year or in any prior year which produces the highest average. If the Participant has less than three (3) years of participation, Compensation is averaged over the Participant's total period of participation.

           Each Participant's current stated benefit will be the product of:
           (a) the amount derived from the formula selected above, and (b) a fraction, the numerator of which is the Participant's number of years of participation from the latest fresh-start date (if any) through and including the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year, and the denominator of which is the Participant's total years of projected participation. If this Plan has not had a fresh-start date, such fraction will equal 1.0 for all Participants. In any event, for those Participants who first participated in the Plan after the latest fresh-start date, such fraction will equal 1.0. For purposes of determining the numerator in the fraction above, only those current and prior years during which a Participant was eligible to receive a contribution under the Plan will be taken into account.

           For purposes of determining a Participant's current stated benefit, a Participant's total years of projected participation under the Plan is the sum of the Participant's total number of years of participation under this Plan for the years this Plan consecutively satisfies the safe harbor for target benefit plans in Regulations section 1.401(a)(4)-8(b)(3), or was a prior safe harbor plan, if applicable, projected through the later of the end of the Plan Year in which the Participant attains Normal Retirement Age or the end of the current Plan Year.

           For purposes of determining a Participant's total years of projected participation, only those current and prior years during which a Participant was eligible to receive a contribution under the Plan will be taken into account.


        2. Frozen Accrued Stated Benefit:

           A Participant's frozen accrued stated benefit is determined as of the Plan's latest fresh-start date as if the Participant terminated employment with the Employer as of that date, without regard to any amendment made to the Plan after that date.

           A Participant's frozen accrued stated benefit is equal to the amount of the current stated benefit in effect on the latest fresh-start date that a Participant has accrued as of that date, assuming that such current stated benefit accrues ratably from the year in which the Participant first participated in this Plan (or, if later, the preceding fresh-start date under this Plan) through and not including the Plan Year in which the Participant attains Normal Retirement Age.

           The amount of the current stated benefit in effect on the latest fresh-start date that a Participant is assumed to have ratably accrued is determined by multiplying the Plan's current stated benefit formula in effect on that date by a fraction, the numerator of which is the number of years of participation from the later of the Participant's first year of participation in this Plan or the preceding fresh-start date (if any) through and including the year that contains the latest fresh-start date, and the denominator of which is the number of years of participation from the later of the Participant's first year of participation in this Plan or the preceding fresh-start date (if any) through and including the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year. For purposes of this paragraph, only those years of participation during which a Participant was eligible to receive a contribution under the Plan will be taken into account.

           If this Plan has had a preceding fresh-start date, each Participant's frozen accrued stated benefit as of the latest fresh-start date will equal the sum of the amount of the current stated benefit in effect on the latest fresh-start date that a Participant is assumed to have ratably accrued as of that date under the preceding paragraph, and the frozen accrued stated benefit determined as of the preceding fresh-start date.

           If: (a) the current stated benefit formula in effect on the latest fresh-start date was not expressed as a straight life annuity for all Participants, and/or (b) the Normal Retirement Age for any Participant on the latest fresh-start date was greater than the Normal Retirement Age for that Participant under the current stated benefit formula in effect after the latest fresh-start date, the frozen accrued stated benefit will be converted to an actuarially equivalent straight life annuity commencing at the Participant's Normal Retirement Age under the current stated benefit formula in effect after the latest fresh-start date, using the actuarial assumptions in effect under the current stated benefit formula in effect on the latest fresh-start date.

           Notwithstanding the above, if in the immediately preceding Plan Year this Plan did not satisfy the safe harbor for target benefit plans in Regulations section 1.401(a)(4)-8(b)(3) or was not a prior safe harbor plan, the frozen accrued stated benefit for any Participant in the Plan, determined for the next Plan Year during which section 1.401(a)(4)-8(b)(3) is satisfied until the year following the next fresh-start date, if any, will be zero.

           Prior safe harbor plan means a plan adopted and in effect on September 19, 1991, that satisfied the applicable nondiscrimination requirements for target benefit plans on that date and in all prior periods (taking into account no amendments to the plan after September 19, 1991, other than amendments necessary to satisfy section 401(1)).

           Fresh Start Date: Fresh-start date means the last day of a Plan Year preceding a Plan Year for which provisions that would affect the amount of the current stated benefit are amended. If
           applicable, the latest fresh-start date of the Plan is          .
                                                                 ----------


     B. INTEREST RATE ASSUMPTION

        For purposes of determining the annual Employer contribution necessary to fund the stated benefit, the interest rate shall be (select one):


            1.         7.50%
              ---------


            2.         8.00%
              ---------


            3.         8.50%
              ---------


     C. CALCULATION OF ANNUAL EMPLOYER CONTRIBUTION

        For each Plan Year the Employer will contribute for each Participant who either completes more than 500 Hours of Service during the Plan Year or is employed on the last day of the Plan Year the annual Employer contribution calculated below.

        The annual Employer contribution necessary to fund the stated benefit with respect to a Participant shall be determined each year as follows:


        Step 1: If the Participant has not yet reached the Plan's Normal Retirement Age, calculate the present value of the stated benefit contained in Section IV.A. above by multiplying the stated benefit by the factor which is the product of: (1) the applicable factor in Table I (if attained (current) age is less than 65) or Table IA (if attained age is greater than or equal to 65), multiplied by (2) the applicable factor in Table III. If the Participant is at or beyond the Plan's Normal Retirement Age, calculate the present value of the stated benefit by multiplying the stated benefit by the factor in Table IV corresponding to that Normal Retirement Age. See Appendix for Tables.


        Step 2: Calculate the theoretical reserve of the stated benefit according to (a) and (b) below:

           a. Initial theoretical reserve. A Participant's theoretical reserve as of the last day of the first Plan Year the Participant participates in the Plan, and as of the last day of the first Plan Year after any Plan Year in which the Plan either did not satisfy the safe harbor in Regulations section 1.401(a)(4)-8(b)(3) or was not a prior safe harbor plan, is zero. In all other cases, in the first Plan Year in which this theoretical reserve provision is adopted or made effective, if later (year 1) the initial theoretical reserve is determined as follows:

              1. Calculate as of the last day of the Plan Year immediately preceding year 1 the present value of the stated benefit, using the actuarial assumptions, the provisions of the Plan, and the Participant's Compensation as of that date. For a Participant who is beyond Normal Retirement Age during year 1, the stated benefit will be determined using the actuarial assumptions, the provisions of the Plan, and the Participant's Compensation as of such date, except that the straight life annuity factor used in that determination will be the factor applicable for the Participant's Normal Retirement Age.

              2. Calculate as of the last day of the Plan Year immediately preceding year 1 the present value of future Employer contributions, i.e., the level contributions due each Plan Year using the actuarial assumptions, the provisions of the Plan (disregarding those provisions of the Plan providing for the limitations of section 415 of the Code or the minimum contributions under section 416 of the Code), and the Participant's Compensation as of that date, beginning with year 1 through the end of the Plan Year in which the Participant attains Normal Retirement Age.

              3. Subtract the amount determined in 2. from the amount
                 determined in 1.

              4. In the case of an Employee who first becomes a Participant during or after year 1, the result in 3 is zero.

           b. Accumulate the initial theoretical reserve determined in (a) and the Employer contribution (as limited by section 415 of the Code, but without regard to any required minimum contributions under section 416 of the Code) for each Plan Year beginning in year 1 up through the last day of the current Plan Year (excluding contributions made for the current Plan Year) using the plan's interest assumption in effect for each such year. In any Plan Year following the Plan Year in which the Participant attains Normal Retirement Age, the accumulation is calculated assuming an interest rate of 0%.

              For purposes of determining the level of annual Employer contribution necessary to fund the stated benefit, the calculations in (a) and (b) above shall be made as the last day of each Plan Year, on the basis of the Participant's age on the Participant's last birthday, using the interest rate in effect on the last day of the prior Plan Year.


        Step 3: Calculate the excess, if any, of the amount determined in Step 1 over the theoretical reserve determined in Step 2.


        Step 4: To determine the annual Employer contributions necessary to fund the result in Step 3, amortize the result in Step 3 by multiplying it by the applicable factor from Table II in the Appendix. For the Plan Year in which the Participant attains Normal Retirement Age and for any subsequent Plan Year, the applicable factor is 1.0.


     D. MAXIMUM CONTRIBUTION

        The maximum contribution for each eligible Participant is the lesser of the amount calculated under Section IV.C. above or the limit under section 415(c)(1) of the Code. (The lesser of 25% of Participant's Compensation or $30,000.)


     E. ALLOCATION OF CONTRIBUTIONS AND FORFEITURES


        1. Employer contributions will be allocated to each Participant who either completes more than 500 Hours of Service during the Plan Year or who is employed on the last day of the Plan Year. Employer contributions shall be allocated to each eligible Participant's Individual Account by the formula set forth in this
           Section IV.


        2. Forfeitures, if any, shall be used to reduce the Employer's contribution.


     F. MINIMUM TOP-HEAVY ALLOCATIONS


        1. If this Plan becomes top-heavy, the required minimum contribution on behalf of each Participant shall be provided under (select one):


              a.      this Plan
                ------


              b.      another qualified Plan maintained by the Employer in
                ------
                      which the Participants in this Plan also participate.


        2. For purposes of minimum top-heavy allocations as explained in
           Section 11.3 of the Plan, contributions and Forfeitures equal
           to      % of each non-key Employee's Compensation will be
             ------
           allocated to the Employee's Individual Account when the Plan is top-heavy. (The minimum top-heavy allocation must be not less than 3% if the Employer maintains only a target benefit plan.)


           The minimum top-heavy allocation is required for each eligible Participant employed at the end of the year, regardless of the number of Hours of Service performed during the Plan Year.


        3. Do you now or have you ever had a defined benefit plan?


                   No
              -----


                   Yes (if yes, complete the following):
              -----

                   Present value: For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:


                   Interest rate            %
                                ------------


                   Mortality table
                                  -----------


V. VESTING

   Subject to the provisions of Article IX of the Plan, the nonforfeitable percentage of a Participant's Account Balance derived from Employer contributions prior to attainment of Normal Retirement Age shall be (select one):


     1.     100% immediate vesting (must be selected if service of more
       -----
            than one (1) year is required for entry.)


     2.     100% vesting after three (3) Years of Service (if entry date is
       -----
            before one (1) year and zero (0) months)


     3.     Six-Year Graded Vesting
       -----


              YEARS OF SERVICE                   VESTED PERCENTAGE

                     1                                    0%
                     2                                   20%
                     3                                   40%
                     4                                   60%
                     5                                   80%
                     6                                  100%


VI. RETIREMENT BENEFITS


   A. JOINT AND SURVIVOR ANNUITY

     The percentage of the survivor annuity under Article VIII of the Plan shall be 50% of the amount of the annuity payable during the joint lives of the Participant and his or her Spouse unless a different percentage is elected on the line below.

              (not less than 50% nor greater than 100%)
         -----


   B. EARLY RETIREMENT BENEFITS (select one):


     1.      Early Retirement not permitted.
       -----


     2.      A Participant may retire after attaining age       (not less
       -----                                              -----
            than 55 nor greater than 64) and with at least       Years of
                                                           -----
            Service (not less than the number of years required for 100% vesting).


   C. DISABILITY RETIREMENT BENEFITS (select one):


     1.      Permitted (If an Employee becomes disabled, he or she will be
       -----
             100% immediately vested.)


     2.      Not permitted (If an Employee becomes disabled, vesting will be
       -----
             according to the vesting schedule selected in Section V.)


VII.  LIFE INSURANCE

   In addition to the limitations on the purchase of life insurance set forth in Section 4.3 of the Plan, the minimum face amount of life insurance to be issued shall be $2500.


VIII.  LOANS TO PARTICIPANTS


   A. Loans to Self-Employed Individuals and to more than 5% owners of a Subchapter S corporation are prohibited transactions unless an exemption is obtained from the Department of Labor (select one):


     1.      Loans shall not be allowed.
       -----


     2.      Loans shall be allowed
       -----

                a.      loan interest to be credited to Participant's
                  -----
                        Individual Account


                b.      loan interest treated as a Plan investment.
                  -----


   B. If loans are permitted, they must be made in accordance with the provisions of Article X of the Plan and in accordance with the following provisions or in accordance with a separate document containing these provisions as referenced below:


     1. Person or position authorized to administer the Participant loan program
                 -----------------------------------------------------------
        --------------------------------------------------------------------

     2. Procedure for applying for loans
                                        ------------------------------------
        --------------------------------------------------------------------

     3. Basis on which loans will be approved or denied
                                                       ---------------------
        --------------------------------------------------------------------

     4. Limitations (if any) on the types and amounts of loans offered
                                                                      ------
        --------------------------------------------------------------------

     5. Procedure for determining a reasonable rate of interest
                                                               -------------
        --------------------------------------------------------------------

     6. Types of collateral which may secure a Participant loan
                                                               -------------
        --------------------------------------------------------------------

     7. Events constituting default and the steps that will be taken to preserve plan assets in the event of default
                                                    ------------------------
        --------------------------------------------------------------------


IX.  SPECIAL LIMITATIONS ON ALLOCATIONS

   (The wording of the following provision should be read in connection with Section 5.3 where the Employer maintains certain other qualified plans.)

   Complete this Section only if you maintain or have ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant. You must also complete this Section if you maintain a welfare benefit fund, as defined in section 419(e) of the Code or an individual medical account, as defined in section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan. If you maintain(ed) such a Plan, failure to complete this Section may adversely affect the qualification of the Plans you maintain.

   Do you now or have you ever maintained one of the above described plans?


                    No
             -------


                    Yes (if yes, please complete the following):
             -------


                 A. If the Participant is covered under another qualified
                    defined contribution plan maintained by the Employer, other than a master or prototype plan (select one):


                    1.      The provisions of section 5.3(e) through (j) of
                      -----
                            the Plan will apply as if the other plan were a master or prototype plan.


                    2.      Provide the method under which the plans will
                      -----
                            limit total Annual Additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes employer discretion.

                            ------------------------------------------------

                            ------------------------------------------------


                 B. If the participant is or ever has been a Participant in a defined benefit plan maintained by the Employer, provide the method under which the plan involved will satisfy the 1.0 limitation of section 415(e) of the code in a manner that precludes Employer discretion.

                    --------------------------------------------------------


X. WAIVER OF MINIMUM FUNDING STANDARDS

   The Employer, if unable to satisfy the minimum funding standard for a given Plan Year, may apply to the Internal Revenue Service for a waiver of the minimum funding standard. If the waiver is granted, the adopting Employer may amend the Plan by adding overriding Plan provisions in the Adoption Agreement in the event of a waiver of the minimum funding deficiency. However, an Employer who amends the Plan for a waiver of the minimum funding requirement will no longer participate in this master or prototype plan and will be considered to have an individually designed plan.


XI. RELIANCE ON OPINION LETTER

   The Internal Revenue Service has approved this Plan as a prototype. An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key Employees, as defined in section 419A(d)(3) of the Code, or an individual medical account, as defined in section 415(l)(2) of the Code) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his or her plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

   The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Code unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of sections 401(a)(4), 401(a)(17), 401(l), 401(a)(5), 410(b) and 414(s) of the Code,
   as amended by the Tax Reform Act of 1986, or later laws, (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such later date on which these requirements first become effective with respect to this plan); or (b) are made effective no later than the first day on which the Employer is not longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute such an interpretation.

   This Adoption Agreement may be used only in conjunction with Lutheran Brotherhood's basic Defined Contribution Plan and Trust, document #01.


XII.  DECLARATIONS

   To establish the Trust, the initial contribution shall be credited as specified by the Employer. Future contributions shall be credited in accordance with the directions of the Employer. The Employer


      1. Acknowledges receipt of the current prospectus of any mutual fund which it has selected for investment of contributions to the Trust;

      2. Agrees to provide any Participant who contributes under the Trust a prospectus of any mutual fund in which his or her contributions may be invested;

      3. Agrees that any direction to the Trustee to invest a contribution in a particular mutual fund shall be a representation to the Trustee that the appropriate prospectus has been received and examined by the party making such contribution;

      4. Acknowledges receipt of the appropriate life insurance commission disclosure statements required for investment of Trust funds in life insurance Contracts;

      5. Agrees to file with the Internal Revenue Service and the Department of Labor all information as to any taxable or Plan Year which is required of the Employer to be filed with said agencies.



   This Adoption Agreement and related documents are important legal instruments with legal and tax implications for which neither the Sponsor nor the representative of the Sponsor can assume responsibility. The

   Sponsor urges the Employer to consult with its own attorney with regard to the adoption of this Plan and its suitability to the Employer. It is understood and agreed that neither the Trustees nor the Sponsor shall be responsible for the tax and legal aspects of the Trust, full responsibility for which is assumed by the undersigned Employer, which hereby states that it has consulted legal and tax counsel to the extent considered necessary.


   The undersigned Employer and Trustee consent to the exercise by the Sponsor of the right of amendment set forth in Section 15.2 of the Plan. Lutheran Brotherhood will inform the adopting Employer of any amendments made to the Plan or of discontinuance or abandonment of the Plan.



The Trust is signed this        day of                , 19    .
                        --------      ----------------    ----


------------------------------------------------------------
                    Name of Employer

By
   ---------------------------------------------------------
             Signature of authorized officer


   ---------------------------------------------------------
               Title of authorized officer



Appointment as Trustee accepted:

By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature



Appointment as Plan Administrator accepted:


------------------------------------------------------------
(To be signed by Plan Administrator if other than Employer.)


Sponsoring organization:

    Lutheran Brotherhood
    625 Fourth Avenue South
    Minneapolis, MN 55415
    (612) 340-7000

                                  APPENDIX


The following is an amendment to the definition of Compensation found in
Section 2.9 of the Plan.


2.9 COMPENSATION. The amount defined in Section II.A in the Adoption Agreement. For any Self-Employed Individual covered under the Plan, Compensation will mean Earned Income. Compensation shall include only that Compensation which is actually paid to the Participant during the determination period. Except as provided elsewhere in this Plan, the determination period shall be the period elected by the Employer in the Adoption Agreement. If the Employer makes no election, the determination period shall be the Plan Year.

   Notwithstanding the above, if elected by the Employer in the Adoption Agreement, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

   For years beginning after December 31, 1988, the annual Compensation of each participant taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If the period for determining Compensation used in calculating an Employee's allocation for a determination period is a short Plan year (i.e. shorter than 12 months), the annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by the fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12.

   In determining the Compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of compensation up to the integration level if this Plan provides for permitted disparity), the limitations shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation.

   If Compensation for any prior determination period is taken into account in determining an Employee's allocations or benefits for the current determination period, the Compensation for such prior year is subject to the applicable annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual Compensation limit is $200,000.

                                  APPENDIX


The following is an amendment to the definition of Compensation found in
Section 5.3(m)(2) of the Plan.


(2) COMPENSATION: One of the following as elected by the Employer in the
                  Adoption Agreement:

    (a) Information required to be reported under sections 6041 and 6051. (Wages, Tips and Other Compensation Box on Form W-2.) Compensation is defined as wages as defined in section 3401(a) and all other payments of Compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under sections 6041(d) and 6051(a)(3) of the Code. Compensation must be determined without regard to any rules under section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).

    (b) Section 3401(a) wages. Compensation is defined as wages within the meaning of section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).

    (c) 415 safe-harbor compensation. Compensation is defined as wages, salaries and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commission on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in 1.62-2(c)), and excluding the following:

        (i) Employer contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

        (ii) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

        (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

        (iv) Other amounts which received special tax benefits, or contributions made by the Employer (whether of not under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee).

   For any Self-Employed Individual Compensation will mean Earned Income.

   For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or made available during the Limitation Year.

   Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in section 22(e)(3) of the Internal Revenue Code) is the Compensation that Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a highly compensated Employee (as defined in section 414(q) of the Code) and contributions made on behalf of the Participant are nonforfeitable when made.

                                APPENDIX



TABLE I: Present value factors (SEE * BELOW)


       NUMBER OF YEARS                      INTEREST RATE
      FROM ATTAINED AGE
         TO AGE 65*            7.50%            8.00%            8.50%
     -------------------       -----            -----            -----

             1                 7.868            7.589            7.326
             2                 7.319            7.027            6.752
             3                 6.808            6.506            6.223
             4                 6.333            6.024            5.736
             5                 5.891            5.578            5.286
             6                 5.480            5.165            4.872
             7                 5.098            4.782            4.491
             8                 4.742            4.428            4.139
             9                 4.412            4.100            3.815
            10                 4.104            3.796            3.516
            11                 3.817            3.515            3.240
            12                 3.551            3.255            2.986
            13                 3.303            3.014            2.752
            14                 3.073            2.790            2.537
            15                 2.859            2.584            2.338
            16                 2.659            2.392            2.155
            17                 2.474            2.215            1.986
            18                 2.301            2.051            1.831
            19                 2.140            1.899            1.687
            20                 1.991            1.758            1.555
            21                 1.852            1.628            1.433
            22                 1.723            1.508            1.321
            23                 1.603            1.396            1.217
            24                 1.491            1.293            1.122
            25                 1.387            1.197            1.034
            26                 1.290            1.108            0.953
            27                 1.200            1.026            0.878
            28                 1.116            0.950            0.810
            29                 1.039            0.880            0.746
            30                 0.966            0.814            0.688
            31                 0.899            0.754            0.634
            32                 0.836            0.698            0.584
            33                 0.778            0.647            0.538
            34                 0.723            0.599            0.496
            35                 0.673            0.554            0.457
            36                 0.626            0.513            0.422
            37                 0.582            0.475            0.389
            38                 0.542            0.440            0.358
            39                 0.504            0.407            0.330
            40                 0.469            0.377            0.304
            41                 0.436            0.349            0.280
            42                 0.406            0.323            0.258
            43                 0.377            0.299            0.238
            44                 0.351            0.277            0.219
            45                 0.327            0.257            0.202


* IF A PARTICIPANT'S ATTAINED AGE IS AT OR ABOVE 65 BUT
STILL BELOW THE PARTICIPANT'S NRA, USE TABLE IA.

Note:  These factors are based on the UP-1984 Mortality Table.

TABLE IA: Present value factors for participants below normal retirement age (to be used only when attained age is GREATER THAN, OR EQUAL TO, 65.)


       NUMBER OF YEARS                      INTEREST RATE
         FROM AGE 65
       TO ATTAINED AGE         7.50%            8.00%            8.50%
      -----------------        -----            -----            -----

             0                 8.458            8.196            7.949
             1                 9.092            8.852            8.625
             2                 9.774            9.560            9.358
             3                10.507           10.325           10.153
             4                11.295           11.151           11.016
             5                12.143           12.043           11.953
             6                13.053           13.006           12.969
             7                14.032           14.047           14.071
             8                15.085           15.170           15.267
             9                16.216           16.384           16.565
            10                17.432           17.695           17.973
            11                18.740           19.110           19.500
            12                20.145           20.639           21.158
            13                21.656           22.290           22.956
            14                23.280           24.073           24.907
            15                25.026           25.999           27.025


Note: These factors are based on the UP-1984 Mortality Table.

TABLE II: Amortization factors


        NUMBER OF YEARS                      INTEREST RATE
       FROM ATTAINED AGE
           TO NORMAL
        RETIREMENT AGE         7.50%            8.00%            8.50%
       ------------------      ------           ------           ------

             1                 0.5181           0.5192           0.5204
             2                 0.3577           0.3593           0.3609
             3                 0.2777           0.2796           0.2814
             4                 0.2299           0.2319           0.2339
             5                 0.1982           0.2003           0.2024
             6                 0.1756           0.1778           0.1801
             7                 0.1588           0.1611           0.1634
             8                 0.1458           0.1482           0.1506
             9                 0.1355           0.1380           0.1405
            10                 0.1272           0.1297           0.1323
            11                 0.1203           0.1229           0.1255
            12                 0.1145           0.1171           0.1198
            13                 0.1096           0.1123           0.1151
            14                 0.1054           0.1082           0.1110
            15                 0.1018           0.1046           0.1075
            16                 0.0986           0.1015           0.1044
            17                 0.0958           0.0988           0.1018
            18                 0.0934           0.0964           0.0994
            19                 0.0912           0.0943           0.0974
            20                 0.0893           0.0924           0.0956
            21                 0.0876           0.0908           0.0940
            22                 0.0861           0.0893           0.0925
            23                 0.0847           0.0879           0.0912
            24                 0.0835           0.0867           0.0901
            25                 0.0823           0.0857           0.0890
            26                 0.0813           0.0847           0.0881
            27                 0.0804           0.0838           0.0872
            28                 0.0795           0.0830           0.0865
            29                 0.0788           0.0822           0.0858
            30                 0.0781           0.0816           0.0851
            31                 0.0774           0.0810           0.0846
            32                 0.0768           0.0804           0.0840
            33                 0.0763           0.0799           0.0836
            34                 0.0758           0.0794           0.0831
            35                 0.0753           0.0790           0.0827
            36                 0.0749           0.0786           0.0824
            37                 0.0745           0.0783           0.0820
            38                 0.0742           0.0779           0.0817
            39                 0.0739           0.0776           0.0815
            40                 0.0736           0.0774           0.0812
            41                 0.0733           0.0771           0.0810
            42                 0.0730           0.0769           0.0808
            43                 0.0728           0.0767           0.0806
            44                 0.0726           0.0765           0.0804
            45                 0.0724           0.0763           0.0802

TABLE III: Factors to be multiplied by those in Table I.


           NORMAL                          INTEREST RATE
         RETIREMENT
            AGE                7.50%            8.00%            8.50%
       ---------------         -----            -----            -----

             80                0.206            0.194            0.184
             79                0.231            0.219            0.207
             78                0.258            0.246            0.234
             77                0.289            0.276            0.263
             76                0.322            0.309            0.296
             75                0.359            0.346            0.333
             74                0.400            0.387            0.374
             73                0.446            0.432            0.419
             72                0.495            0.482            0.469
             71                0.549            0.537            0.525
             70                0.609            0.597            0.586
             69                0.674            0.664            0.653
             68                0.745            0.736            0.728
             67                0.822            0.816            0.810
             66                0.907            0.904            0.900
             65                1.000            1.000            1.000
             64                1.101            1.106            1.110
             63                1.212            1.221            1.231
             62                1.332            1.348            1.363
             61                1.464            1.486            1.509
             60                1.606            1.637            1.669
             59                1.761            1.802            1.844
             58                1.929            1.982            2.036
             57                2.111            2.177            2.246
             56                2.309            2.390            2.475
             55                2.523            2.622            2.726


NOTE:  These factors are based on the UP-1984 Mortality Table.

TABLE IV: FACTORS for participants who are at or beyond normal retirement age.


           NORMAL                          INTEREST RATE
         RETIREMENT
            AGE                7.50%            8.00%            8.50%
       ---------------         -----            -----            -----

             80                5.151            5.053            4.959
             79                5.370            5.264            5.162
             78                5.591            5.476            5.366
             77                5.814            5.690            5.572
             76                6.039            5.905            5.777
             75                6.266            6.122            5.985
             74                6.494            6.339            6.192
             73                6.721            6.556            6.398
             72                6.947            6.771            6.603
             71                7.171            6.983            6.804
             70                7.392            7.192            7.003
             69                7.610            7.399            7.198
             68                7.825            7.601            7.389
             67                8.037            7.801            7.577
             66                8.248            7.999            7.764
             65                8.458            8.196            7.949
             64                8.666            8.390            8.131
             63                8.870            8.581            8.311
             62                9.072            8.770            8.485
             61                9.270            8.954            8.657
             60                9.463            9.133            8.825
             59                9.651            9.307            8.986
             58                9.834            9.477            9.143
             57               10.012            9.641            9.295
             56               10.186            9.801            9.442
             55               10.354            9.955            9.585


NOTE:  These factors are based on the UP-1984 Mortality Table.

                       TARGET BENEFIT PLAN AND TRUST

                            ADOPTION AGREEMENT



The undersigned Employer and Trustees hereby establish the Pension Trust named below and the Employer hereby adopts this Prototype Target Benefit Plan and Trust, to be effective as of the date specified below, for the exclusive benefit of its Employees who qualify under the terms and conditions thereof. The Employer hereby selects the following specifications.


Instructions: Please complete every applicable item. Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.



I. GENERAL INFORMATION

   A. NAME OF PLAN

      This Plan shall be known as the
                                     ---------------------------------------
      Employees' Target Benefit Plan and Trust.


   B. EMPLOYER(S) AND RELATED INFORMATION (If more than one, list separately.)


      1. Employer:

         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


         Controlled Business (also adopting this Plan):


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


      2. Form of Business (check one):

         a.     Regular Corporation           b.      S Corporation
           -----                                -----

         c.     Professional Corp. or Assoc.  d.      Partnership
           -----                                -----

         e.     Sole Proprietor               f.      Non-Profit Corporation
           -----                                -----

         g.     Other
           -----      ----------------------------------

      3. IRS Employer Identification Number:     --
                                            -- --  -- -- -- -- -- -- --

      4. Incorporation date or date business commenced:
                                                        --------------------

         Date predecessor business commenced:
                                              ------------------------------

      5. Employer's Federal income tax year:             to
                                            -------------   ----------------
                                              month/day         month/day

      6. Execution of this Adoption Agreement constitutes (Indicate appropriate paragraph):

            a.     A new plan (the initial adoption by the Employer).
              -----

            b.     An amendment and restatement.
              -----

                   This amendment, restatement or substitution shall not reduce the nonforfeitable interest of any Participant determined as of the day preceding the effective date of this Adoption Agreement; but Participants who retired or who terminated their employment with the Employer prior to the effective date of this agreement shall look solely to the Plan as it existed prior to the adoption of this amendment for their benefits, if any, provided under the Plan (except as provided in the Joint and Survivor Annuity requirements of Article VIII of this Plan).

                   Select one of the following:


                   i.      An amendment and restatement of an existing plan
                     -----
                          under this prototype to conform Plan to changes in the law.


                   ii.     A substitution for or conversion of an existing
                      -----
                           plan.

                           Information about an existing plan:

                           Name of Plan
                                       -------------------------------------

                                       -------------------------------------

                           Effective date of plan
                                                 ---------------------------

                           Letter Serial No. of IRS determination
                           letter
                                 -------------------------------------------

                           Date of IRS determination letter
                                                           -----------------


                   iii.    An amendment of this Adoption Agreement which was
                       ----
                           previously adopted by the Employer to make changes in optional provisions.


      7. The effective date of this Adoption Agreement or amendment shall be
                 ----------------------------------------------------------

         (The general effective date for an amendment and restatement after the Tax Reform Act of 1986 will be the first day of the Plan Year beginning in 1989.)

      8. The Plan Year as defined in Section 2.32 of the Plan shall be:

         The twelve (12) consecutive month period (normally the twelve (12) month period corresponding to the Employer's business year for
         income tax purposes) ending on                    and
                                       --------------------
         each anniversary thereof.


         The first Plan Year shall begin on                        , 19    .
                                            -----------------------    ----


      9. The Limitation Year as defined in Section 2.23 of the Plan shall be


            a.     The same as the Plan Year
              -----


            b.     The twelve (12) consecutive month period
              -----
                   commencing on
                                --------------------------------------------


   C. FIDUCIARIES: (Lutheran Brotherhood may not be named as a Plan Administrator, Trustee, Fiduciary or as an agent for service of legal process.)

      1. Employer appoints the following persons as Trustees (name two or more):

         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address

      2. Plan Administrator (select one):


         a.     Employer, or
           -----


         b.     Administrator designated by Employer
           -----

                i.     Individual Administrator
                  -----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address


                ii.    Administrative Committee
                   ----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address


      3. Agent for Service of Legal Process


         a. Agent (select one):


                i.     Employer
                  -----


                ii.    Trustee
                   ----


               iii.    Plan Administrator
                   ----


                iv.    Other
                   ----     ------------------------------------------------
                       Name


         b. Address:


                i.     Use Employer's address
                  -----


                ii.    Use Address below:
                   ----

                       -----------------------------------------------------
                                                     street address

                       -----------------------------------------------------
                                                     city, state, zip


II. DEFINITIONS

   A. COMPENSATION:

      Contributions to this Plan are based on a Participant's Compensation. For any Self-Employed Individual covered under the Plan, Compensation means Earned Income. See Appendix for definition of Compensation.


      1. Compensation as defined in Section 2.9 of the Plan will mean all of each Participant's (select one):


         a.     Wages, Tips and Other Compensation Box on Form W-2
           -----


         b.     Section 3401(a) wages (wages subject to income tax)
           -----


         c.     Section 415 safe-harbor Compensation
           -----


      2. Which is actually paid to the Participant during (select one):


         a.     the Plan Year
           -----


         b.     a consecutive 12-month period ending with or within the
           -----
                Plan Year


      3. Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code (select one):


         a.     shall be included in Compensation
           -----


         b.     shall not be included in Compensation
           -----


   B. COVERED EMPLOYEES:

      The Plan is extended to all Employees of the Employer who meet the age and service requirement of Section III except (select none or those applicable):


      1.     The following job classifications are not covered (select
        -----
             those applicable):


                a.     hourly pay
                  -----


                b.     commission pay
                  -----


                c.     salary pay
                  -----


                d.     piecework pay
                  -----


                e.     Employees under a comparable employer plan.
                  -----
                       Specify plan
                                   -----------------------------------------


             If any of these job classifications are not covered under this Plan, the Plan must still satisfy on a continuing basis the coverage tests of section 410(b), the antidiscrimination tests of 401(a)(4) and the participation test of 401(a)(26).


      2.     Union Employees who are included in a unit of employees covered
        -----
             by a collective bargaining agreement between the Employer and the employee representatives, if retirement benefits were the subject of good faith bargaining. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.


      3.     Nonresident aliens who receive no earned income from the
        -----
             Employer which constitutes income from sources within the United States.

   C. ENTRY DATE

      Entry date shall mean (select one):


      1.     Single Entry Date on the first day of the
        -----
             Plan Year (select one):


          a.     Nearest to the date an Employee first meets the age and
            -----
                 service requirements.


          b.     In which an Employee first meets age and
            -----
                 service requirements.


      2.     Dual Entry Dates on the first day of the Plan Year and
        -----
             six (6) months later.


      3.     Multiple Entry Dates on the first day of the Plan Year and
        -----
             the first day of each month after an Employee first meets age and service requirements.


   D. HOURS OF SERVICE

      A Year of Service is ordinarily defined as 1000 Hours of Service. Hours of Service may be credited in a number of different ways. Select one of the methods listed below. The method selected will be applied to all Employees covered under the Plan.


      1.     On the basis of actual hours for which an Employee is paid or
        -----
             entitled to be paid.


      2.     On the basis of days worked:
        -----
             An Employee shall be credited with ten (10) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the day.


      3.     On the basis of weeks worked:
        -----
             An Employee shall be credited with forty-five (45) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the week.


      4.     On the basis of semi-monthly payroll periods:
        -----
             An Employee shall be credited with ninety-five (95) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.


      5.     On the basis of months worked:
        -----
             An Employee shall be credited with one hundred ninety (190) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the month.


   E. SERVICE WITH A PREDECESSOR EMPLOYER

      Service for a predecessor employer, including service as a sole proprietor or partner (select one):


      1.     shall be taken into account for purposes of meeting the Years
        -----
             of Service requirements. (Check this option if predecessor employer maintained a plan.)

             Name of predecessor employer
                                          ----------------------------------


      2.     shall not be taken into account for purposes of meeting the
        -----
             Years of Service requirements.


   F. NORMAL RETIREMENT AGE

      Normal Retirement Age shall mean (select one):


      1.     age     (not to exceed age 65).
        -----   -----


      2.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             less than 55 nor greater than 65) or (b) the completion of
             the     (5th or less) anniversary of the date upon which the
                -----
             Participant commenced participation in the Plan.

      If a plan or the Employer sponsoring the Plan imposes a requirement that a Participant retire upon reaching a certain age, the Normal Retirement Age may not exceed the mandatory retirement age.


III. ELIGIBILITY AND PARTICIPATION

   Each Employee shall be eligible to participate upon meeting the following requirements:


   A. ATTAINED AGE ON ENTRY DATE (select one):


      1.     No age requirement (only service).
        -----


      2.     Minimum age     (Not more than 21).
        -----           -----

   B. LENGTH OF SERVICE ON ENTRY DATE (select one):


      1.     No Service requirement (only age).
        -----


      2.           years and     months of Service required. (Service cannot
        ----- -----        -----
             exceed one (1) year and zero (0) months if graded vesting is selected or two (2) years and zero (0) months if full and immediate vesting is selected.)


IV. CONTRIBUTIONS

   A. STATED BENEFIT

      Each participant's stated benefit under the Plan will be equal to the sum of:

      (1) the Participant's current stated benefit, and


      (2) the Participant's frozen accrued stated benefit, if any.


      1. Current Stated Benefit:

         Each Participant's current stated benefit is equal to      % of
                                                              ------
         average annual Compensation (reduced pro rata for the Participant's total years of projected participation less than 25) payable annually as a straight life annuity beginning Normal Retirement Age.

         For purposes of this Section, average annual Compensation means the average of a Participant's Compensation over the three (3) consecutive Plan Year period ending in the current year or in any prior year which produces the highest average. If the Participant has less than three (3) years of participation, Compensation is averaged over the Participant's total period of participation.

         Each Participant's current stated benefit will be the product of:
         (a) the amount derived from the formula selected above, and (b) a fraction, the numerator of which is the Participant's number of years of participation from the latest fresh-start date (if any) through and including the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year, and the denominator of which is the Participant's total years of projected participation. If this Plan has not had a fresh-start date, such fraction will equal 1.0 for all Participants. In any event, for those Participants who first participated in the Plan after the latest fresh-start date, such fraction will equal 1.0. For purposes of determining the numerator in the fraction above only those current and prior years during which a Participant was eligible to receive a contribution under the Plan will be taken into account.

         For purposes of determining a Participant's current stated benefit, a Participant's total years of projected participation under the Plan is the sum of the Participant's total number of years of participation under this Plan for the years this Plan consecutively satisfies the safe harbor for target benefit plans in Regulations section 1.401(a)(4)-8(b)(3), or was a prior safe harbor plan, if applicable, projected through the later of the end of the Plan Year in which the Participant attains Normal Retirement Age or the end of the current Plan Year.

         For purposes of determining a Participant's total years of projected participation, only those current and prior years during which a Participant was eligible to receive a contribution under the Plan will be taken into account.

      2. Frozen Accrued Stated Benefit:

         A Participant's frozen accrued stated benefit is determined as of the Plan's latest fresh-start date as if the Participant terminated employment with the Employer as of that date, without regard to any amendment made to the Plan after that date.

         A Participant's frozen accrued stated benefit is equal to the amount of the current stated benefit in effect on the latest fresh-start date that a Participant has accrued as of that date, assuming that such current stated benefit accrues ratably from the year in which the Participant first participated in this Plan (or, if later, the preceding fresh-start date under this Plan) through and not including the Plan Year in which the Participant attains Normal Retirement Age.

         The amount of the current stated benefit in effect on the latest fresh-start date that a Participant is assumed to have ratably accrued is determined by multiplying the Plan's current stated benefit formula in effect on that date by a fraction, the numerator of which is the number of years of participation from the later of the Participant's first year of participation in this Plan or the preceding fresh-start date (if any) through and including the year that contains the latest fresh-start date, and the denominator of which is the number of years of participation from the later of the fresh-start date (if any) through and including the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year. For purposes of this paragraph, only those years of participation during which a Participant was eligible to receive a contribution under the Plan will be taken into account.

         If this Plan has had a preceding fresh-start date, each Participant's frozen accrued stated benefit as of the latest fresh-start date will equal the sum of the amount of the current stated benefit in effect on the latest fresh-start date that a Participant is assumed to have ratably accrued as of that date under the preceding paragraph, and the frozen accrued stated benefit determined as of the preceding fresh-start date.

         If: (a) the current stated benefit formula in effect on the latest fresh-start date was not expressed as a straight life annuity for all Participants, and/or (b) the Normal Retirement Age for any Participant on the latest fresh-start date was greater than the Normal Retirement Age for that Participant under the current stated benefit formula in effect after the latest fresh-start date, the frozen accrued stated benefit will be converted to an actuarially equivalent straight life annuity commencing at the Participant's Normal Retirement Age under the current stated benefit formula in effect after the latest fresh-start date, using the actuarial assumptions in effect under the current stated benefit formula in effect on the latest fresh-start date.

         Notwithstanding the above, if in the immediately preceding Plan Year this Plan did not satisfy the safe harbor for target benefit plans in Regulations section 1.401(a)(4)-8(b)(3) or was not a prior safe harbor plan, the frozen accrued stated benefit for any Participant in the Plan, determined for the next Plan Year during which section 1.401(a)(4)-8(b)(3) is satisfied until the year following the next fresh-start date, if any, will be zero.

         Prior safe harbor plan means a plan adopted and in effect on September 19, 1991, that satisfied the applicable nondiscrimination requirements for target benefit plans on that date and in all prior periods (taking into account no amendments to the plan after September 19, 1991, other than amendments necessary to satisfy section 401(1)).

         Fresh Start Date: Fresh-start date means the last day of a Plan Year preceding a Plan Year for which provisions that would affect the amount of the current stated benefit are amended. If
         applicable, the latest fresh-start date of the Plan is            .
                                                               ------------


   B. INTEREST RATE ASSUMPTION

      For purposes of determining the annual Employer contribution necessary to fund the stated benefit, the interest rate shall be (select one):


         1.     7.50%
           -----


         2.     8.00%
           -----


         3.     8.50%
           -----


   C. CALCULATION OF ANNUAL EMPLOYER CONTRIBUTION

      For each Plan Year the Employer will contribute for each Participant who either completes more than 500 Hours of Service during the Plan Year or is employed on the last day of the Plan Year the annual Employer contribution calculated below.

      The annual Employer contribution necessary to fund the stated benefit with respect to a Participant shall be determined each year as follows:


      Step 1: If the Participant has not yet reached the Plan's Normal Retirement Age, calculate the present value of the stated benefit contained in Section IV.A. above by multiplying the stated benefit by the factor which is the product of: (1) the applicable factor in Table I (if attained (current) age is less than 65) or Table IA (if attained age is greater than or equal to 65), multiplied by (2) the applicable factor in Table III. If the Participant is at or beyond the Plan's Normal Retirement Age, calculate the present value of the stated benefit by multiplying the stated benefit by the factor in Table IV corresponding to that Normal Retirement Age. See Appendix for Tables.


      Step 2: Calculate the theoretical reserve of the stated benefit according to (a) and (b) below:

      a. Initial theoretical reserve. A Participant's theoretical reserve as of the last day of the first Plan Year the Participant participates in the Plan, and as of the last day of the first Plan Year after any Plan Year in which the Plan either did not satisfy the safe harbor in Regulations section 1.401(a)(4)-8(b)(3) or was not a prior safe harbor plan, is zero. In all other cases, in the first Plan Year in which this theoretical reserve provision is adopted or made effective, if later (year 1) the initial theoretical reserve is determined as follows:

         1. Calculate as of the last day of the Plan Year immediately preceding year 1 the present value of the stated benefit using the actuarial assumptions, the provisions of the Plan, and the Participant's Compensation as of that date. For a Participant who is beyond Normal Retirement Age during year 1, the stated benefit will be determined using the actuarial assumptions, the provisions of the Plan, and the Participant's Compensation as of such date, except that the straight life annuity factor used in that determination will be the factor applicable for the Participant's Normal Retirement Age.

         2. Calculate as of the last day of the Plan Year immediately preceding year 1 the present value of future Employer contributions, i.e., the level contributions due each Plan Year using the actuarial assumptions, the provisions of the Plan (disregarding those provisions of the Plan providing for the limitations of section 415 of the Code or the minimum contributions under section 416 of the Code), and the Participant's Compensation as of that date, beginning with year 1 through the end of the Plan Year in which the Participant attains Normal Retirement Age.

         3. Subtract the amount determined in 2. from the amount determined in 1.

         4. In the case of an Employee who first becomes a Participant during or after year 1, the result in 3 is zero.

      b. Accumulate the initial theoretical reserve determined in (a) and the Employer contribution (as limited by section 415 of the Code, but without regard to any required minimum contributions under section 416 of the Code) for each Plan Year beginning in year 1 up through the last day of the current Plan Year (excluding contributions made for the current Plan Year) using the plan's interest assumption in effect for each such year. In any Plan Year following the Plan Year in which the Participant attains Normal Retirement Age, the accumulation is calculated assuming an interest rate of 0%.

         For purposes of determining the level of annual Employer contribution necessary to fund the stated benefit, the calculations in a and b above shall be made as the last day of each Plan Year, on the basis of the Participant's age on the Participant's last birthday, using the interest rate in effect on the last day of the prior Plan Year.


      Step 3: Calculate the excess, if any, of the amount determined in Step 1 over the theoretical reserve determined in Step 2.


      Step 4: To determine the annual Employer contributions necessary to fund the result in Step 3, amortize the result in Step 3 by multiplying it by the applicable factor from Table II in the Appendix. For the Plan Year in which the Participant attains Normal Retirement Age and for any subsequent Plan Year, the applicable factor is 1.0.


   D. MAXIMUM CONTRIBUTION

      The maximum contribution for each eligible Participant is the lesser of the amount calculated under Section IV.C. above or the limit under section 415(c)(1) of the Code. (The lesser of 25% of Participant's Compensation or $30,000.)

   E. ALLOCATION OF CONTRIBUTIONS AND FORFEITURES

      1. Employer contributions shall be allocated to each eligible Participant's Individual Account by the formula set forth in this Section IV.

      2. Forfeitures, if any, shall be used to reduce the Employer's contribution.

   F. MINIMUM TOP-HEAVY ALLOCATIONS


      1. If this Plan becomes top-heavy, the required minimum contribution on behalf of each Participant shall be provided under (select one):


         a.     this Plan
           -----


         b.     another qualified Plan maintained by the Employer in which
           -----
                the Participants in this Plan also participate.


      2. For purposes of minimum top-heavy allocations as explained in
         Section 11.3 of the Plan, contributions and Forfeitures equal
         to     % of each non-key Employee's Compensation will be allocated
           -----
         to the Employee's Individual Account when the Plan is top-heavy. (The minimum top-heavy allocation must be not less than 3% if the Employer maintains only a target benefit plan. If the Employer also maintains a defined benefit plan, the minimum top-heavy allocation must be 5%, however, if the Employer wants to save the
         1.25 multiplier, the minimum top-heavy allocation must be at least 7.5%.)


         The minimum top-heavy allocation is required for each eligible Participant employed at the end of the year, regardless of the number of Hours of Service performed during the Plan Year.

      3. Do you now or have you ever had a defined benefit plan?


                 No
            -----


                 Yes (if yes, complete the following):
            -----

                 Present value: For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:


                 Interest rate        %
                              --------


                 Mortality table
                                -------


V. VESTING


   A. Subject to the provisions of Article IX of the Plan, the nonforfeitable percentage of a Participant's Account Balance derived from Employer contributions prior to attainment of Normal Retirement Age shall be (select one):


      1.     100% immediate vesting (satisfies top-heavy requirement: must
        -----
             be selected if service of more than one (1) year is required for vesting)


      2.     100% vesting after three (3) Years of Service (satisfies
        -----
             top-heavy requirement)


      3.     100% vesting after five (5) Years of Service
        -----


      4.     Six-Year Graded Vesting (satisfies top-heavy requirement)
        -----


                YEARS OF SERVICE               VESTED PERCENTAGE

                    1                                  0%
                    2                                 20%
                    3                                 40%
                    4                                 60%
                    5                                 80%
                    6                                100%


      5.     Two to Seven-Year Vesting
        -----


                YEARS OF SERVICE               VESTED PERCENTAGE

                    1                                  0%
                    2                                  0%
                    3                                 20%
                    4                                 40%
                    5                                 60%
                    6                                 80%
                    7                                100%


      6.     Vesting shall be     % after     years, then yearly increase
        -----                -----       -----
             of     % for     year(s) and     % thereafter for each year
               -----     -----           -----
             until 100% vested. Vesting selected under this option must be at least as favorable as provided by the other above options.


   B. In accordance with Section 2.44 of the Plan, services for vesting for purposes of calculating the Participant's nonforfeitable percentage shall include all Years of Service with the Employer except service disregarded under Section 9.9 of the Plan and service (check if applicable):


      1.     Prior to the effective date of this Plan or predecessor plan
        -----


      2.     Prior to the Participant's attainment of age     (not
        -----                                            -----
             exceeding 18 years)


VI. RETIREMENT BENEFITS


   A. JOINT AND SURVIVOR ANNUITY

      The percentage of the survivor annuity under Article VIII of the Plan shall be 50% of the amount of the annuity payable during the joint lives of the Participant and his or her Spouse unless a different percentage is elected on the line below.


                       (not less than 50% nor greater than 100%)
                  -----


   B. EARLY RETIREMENT BENEFITS (select one):


      1.     Early Retirement not permitted.
        -----


      2.     A Participant may retire after attaining age     (not less than
        -----                                            -----
             55 nor greater than 64) and with at least     Years of
                                                      -----
             Service (not less than the number of years required for 100% vesting).


   C. DISABILITY RETIREMENT BENEFITS (select one):


      1.     Permitted (If an Employee becomes disabled, he or she will
        -----
             be 100% immediately vested.)


      2.     Not permitted (If an Employee becomes disabled. vesting will be
        -----
             according to the vesting schedule selected in Section V.)


VII. LIFE INSURANCE

   In addition to the limitations on the purchase of life insurance set forth in Section 4.3 of the Plan, the minimum face amount of life insurance to be issued shall be $2500.


VIII. LOANS TO PARTICIPANTS

   A. Loans to Self-Employed Individuals and to more than 5% owners of a Subchapter S corporation are prohibited transactions unless an exemption is obtained from the Department of Labor.

      Select one of the following:


      1.     Loans shall not be allowed.
        -----


      2.     Loans shall be allowed
        -----

               a.     loan interest to be credited to Participant's
                 -----
                      Individual Account


               b.     loan interest treated as a Plan investment.
                 -----


   B. If loans are permitted, they must be made in accordance with the provisions of Article X of the Plan and in accordance with the following provisions or in accordance with a separate document containing these provisions as referenced below:


      1. Person or position authorized to administer the Participant loan program
                     -------------------------------------------------------
         -------------------------------------------------------------------

      2. Procedure for applying for loans
                                         -----------------------------------
         -------------------------------------------------------------------

      3. Basis on which loans will be approved or denied
                                                        --------------------
         -------------------------------------------------------------------

      4. Limitations (if any) on the types and amounts of loans offered
                                                                       -----
         -------------------------------------------------------------------

      5. Procedure for determining a reasonable rate of interest
                                                                ------------
         -------------------------------------------------------------------

      6. Types of collateral which may secure a Participant loan
                                                                ------------
         -------------------------------------------------------------------

      7. Events constituting default and the steps that will be taken to preserve plan assets in the event of default
                                                     -----------------------
         -------------------------------------------------------------------


IX.  SPECIAL LIMITATIONS ON ALLOCATIONS

   (The wording of the following provision should be read in connection with Section 5.3 where the Employer maintains certain other qualified plans.)

   Complete this Section only if you maintain or have ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant. You must also complete this Section if you maintain a welfare benefit fund, as defined in section 419(e) of the Code or an individual medical account, as defined in section 415(1)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan. If you maintain(ed) such a Plan, failure to complete this Section may adversely affect the qualification of the Plans you maintain.

   Do you now or have you ever maintained one of the above described plans?


                 No
            -----


                 Yes (if yes, complete the following):
            -----


   A. If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan (select one):


      1.     The provisions of Section 5.3(e) through (j) of the Plan will
        -----
             apply as if the other plan were a master or prototype plan.


      2.     Provide the method under which the plans will limit total
        -----
             Annual Additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes employer discretion.

             ---------------------------------------------------------------

             ---------------------------------------------------------------


   B. If the participant is or ever has been a Participant in a defined benefit plan maintained by the Employer, provide the method under which the plan involved will satisfy the 1.0 limitation of section 415(e) of the code in a manner that precludes Employer discretion.

             ---------------------------------------------------------------

             ---------------------------------------------------------------


X. WAIVER OF MINIMUM FUNDING STANDARDS

   The Employer, if unable to satisfy the minimum funding standard for a given Plan Year, may apply to the Internal Revenue Service for a waiver of the minimum funding standard. If the waiver is granted, the adopting Employer may amend the Plan by adding overriding Plan provisions in the Adoption Agreement in the event of a waiver of the minimum funding deficiency. However, an Employer who amends the Plan for a waiver of the minimum funding requirement will no longer participate in this master or prototype plan and will be considered to have an individually designed plan.


XI. RELIANCE ON OPINION LETTER

   The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under section 401 of the Code. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate key district office of the Internal Revenue Service for a determination letter.

   This Adoption Agreement may be used only in conjunction with Lutheran Brotherhood's basic Defined Contribution Plan and Trust, document #01.


XII. DECLARATIONS

   To establish the Trust, the initial contribution shall be credited as specified by the Employer. Future contributions shall be credited in accordance with the directions of the Employer. The Employer


      1. Acknowledges receipt of the current prospectus of any mutual fund which it has selected for investment of contributions to the Trust;

      2. Agrees to provide any Participant who contributes under the Trust a prospectus of any mutual fund in which his or her contributions may be invested;

      3. Agrees that any direction to the Trustee to invest a contribution in a particular mutual fund shall be a representation to the Trustee that the appropriate prospectus has been received and examined by the party making such contribution;

      4. Acknowledges receipt of the appropriate life insurance commission disclosure statements required for investment of Trust funds in life insurance Contracts;

      5. Agrees to file with the Internal Revenue Service and the Department of Labor all information as to any taxable or Plan Year which is required of the Employer to be filed with said agencies.



   This Adoption Agreement and related documents are important legal instruments with legal and tax implications for which neither the Sponsor nor the representative of the Sponsor can assume responsibility. The Sponsor urges the Employer to consult with its own attorney with regard to the adoption of this Plan and its suitability to the Employer. It is understood and agreed that neither the Trustees nor the Sponsor shall be responsible for the tax and legal aspects of the Trust, full responsibility for which is assumed by the undersigned Employer, which hereby states that it has consulted legal and tax counsel to the extent considered necessary.


   The undersigned Employer and Trustee consent to the exercise by the Sponsor of the right of amendment set forth in Section 15.2 of the Plan. Lutheran Brotherhood will inform the adopting Employer of any amendments made to the Plan or of discontinuance or abandonment of the Plan.



The Trust is signed this        day of                , 19    .
                        --------      ----------------    ----


------------------------------------------------------------
                    Name of Employer

By
   ---------------------------------------------------------
             Signature of authorized officer


   ---------------------------------------------------------
               Title of authorized officer



Appointment as Trustee accepted:

By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature



Appointment as Plan Administrator accepted:


------------------------------------------------------------
(To be signed by Plan Administrator if other than Employer.)


Sponsoring organization:

    Lutheran Brotherhood
    625 Fourth Avenue South
    Minneapolis, MN 55415
    (612) 340-7000

-------------------------------------------------------

                                  APPENDIX


The following is an amendment to the definition of Compensation found in
Section 2.9 of the Plan.


2.9 COMPENSATION. The amount defined in Section II.A in the Adoption Agreement. For any Self-Employed Individual covered under the Plan, Compensation will mean Earned Income. Compensation shall include only that Compensation which is actually paid to the Participant during the determination period. Except as provided elsewhere in this Plan, the determination period shall be the period elected by the Employer in the Adoption Agreement. If the Employer makes no election, the determination period shall be the Plan Year.

   Notwithstanding the above, if elected by the Employer in the Adoption Agreement, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

   For years beginning after December 31, 1988, the annual Compensation of each participant taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If the period for determining Compensation used in calculating an Employee's allocation for a determination period is a short Plan year (i.e. shorter than 12 months), the annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by the fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12.

   In determining the Compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shally apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of compensation up to the integration level if this Plan provides for permitted disparity), the limitations shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation.

   If Compensation for any prior determination period is taken into account in determining an Employee's allocations or benefits for the current determination period, the Compensation for such prior year is subject to the applicable annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual Compensation limit is $200,000.

                                  APPENDIX


The following is an amendment to the definition of Compensation found in
Section 5.3(m)(2) of the Plan.


(2) COMPENSATION: One of the following as elected by the Employer in the Adoption Agreement:

   (a) Information required to be reported under sections 6041 and 6051. (Wages, Tips and Other Compensation Box on Form W-2.) Compensation is defined as wages as defined in section 3401(a) and all other payments of Compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under sections 6041(d) and 6051(a)(3) of the Code. Compensation must be determined without regard to any rules under section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).

   (b) Section 3401(a) wages. Compensation is defined as wages within the meaning of section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).

   (c) 415 safe-harbor compensation. Compensation is defined as wages, salaries and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commission on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in 1.62-2(c)), and excluding the following:

      (i) Employer contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

      (ii) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

      (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

      (iv) Other amounts which received special tax benefits, or contributions made by the Employer (whether of not under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee).

      For any Self-Employed Individual Compensation will mean Earned Income.

      For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or made available during the Limitation Year.

      Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in section 22(e)(3) of the Internal Revenue Code) is the Compensation that Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a highly compensated Employee (as defined in section 414(q) of the Code) and contributions made on behalf of the Participant are nonforfeitable when made.

                                APPENDIX


TABLE I: Present value factors (SEE * BELOW)


       NUMBER OF YEARS                      INTEREST RATE
      FROM ATTAINED AGE
         TO AGE 65*            7.50%            8.00%            8.50%
      -----------------        -----            -----            -----

             1                 7.868            7.589            7.326
             2                 7.319            7.027            6.752
             3                 6.808            6.506            6.223
             4                 6.333            6.024            5.736
             5                 5.891            5.578            5.286
             6                 5.480            5.165            4.872
             7                 5.098            4.782            4.491
             8                 4.742            4.428            4.139
             9                 4.412            4.100            3.815
            10                 4.104            3.796            3.516
            11                 3.817            3.515            3.240
            12                 3.551            3.255            2.986
            13                 3.303            3.014            2.752
            14                 3.073            2.790            2.537
            15                 2.859            2.584            2.338
            16                 2.659            2.392            2.155
            17                 2.474            2.215            1.986
            18                 2.301            2.051            1.831
            19                 2.140            1.899            1.687
            20                 1.991            1.758            1.555
            21                 1.852            1.628            1.433
            22                 1.723            1.508            1.321
            23                 1.603            1.396            1.217
            24                 1.491            1.293            1.122
            25                 1.387            1.197            1.034
            26                 1.290            1.108            0.953
            27                 1.200            1.026            0.878
            28                 1.116            0.950            0.810
            29                 1.039            0.880            0.746
            30                 0.966            0.814            0.688
            31                 0.899            0.754            0.634
            32                 0.836            0.698            0.584
            33                 0.778            0.647            0.538
            34                 0.723            0.599            0.496
            35                 0.673            0.554            0.457
            36                 0.626            0.513            0.422
            37                 0.582            0.475            0.389
            38                 0.542            0.440            0.358
            39                 0.504            0.407            0.330
            40                 0.469            0.377            0.304
            41                 0.436            0.349            0.280
            42                 0.406            0.323            0.258
            43                 0.377            0.299            0.238
            44                 0.351            0.277            0.219
            45                 0.327            0.257            0.202


* IF A PARTICIPANT'S ATTAINED AGE IS AT OR ABOVE 65 BUT
STILL BELOW THE PARTICIPANT'S NRA, USE TABLE IA.

Note:  These factors are based on the UP-1984 Mortality Table.

TABLE IA: Present value factors for participants below normal retirement age (to be used only when attained age is GREATER THAN, OR EQUAL TO, 65.)


       NUMBER OF YEARS                      INTEREST RATE
         FROM AGE 65
       TO ATTAINED AGE         7.50%            8.00%            8.50%
      -----------------        -----            -----            -----

             0                 8.458            8.196            7.949
             1                 9.092            8.852            8.625
             2                 9.774            9.560            9.358
             3                10.507           10.325           10.153
             4                11.295           11.151           11.016
             5                12.143           12.043           11.953
             6                13.053           13.006           12.969
             7                14.032           14.047           14.071
             8                15.085           15.170           15.267
             9                16.216           16.384           16.565
            10                17.432           17.695           17.973
            11                18.740           19.110           19.500
            12                20.145           20.639           21.158
            13                21.656           22.290           22.956
            14                23.280           24.073           24.907
            15                25.026           25.999           27.025


Note: These factors are based on the UP-1984 Mortality Table.

TABLE II: Amortization factors


        NUMBER OF YEARS                      INTEREST RATE
       FROM ATTAINED AGE
           TO NORMAL
        RETIREMENT AGE         7.50%            8.00%            8.50%
       -----------------       ------           ------           ------

             1                 0.5181           0.5192           0.5204
             2                 0.3577           0.3593           0.3609
             3                 0.2777           0.2796           0.2814
             4                 0.2299           0.2319           0.2339
             5                 0.1982           0.2003           0.2024
             6                 0.1756           0.1778           0.1801
             7                 0.1588           0.1611           0.1634
             8                 0.1458           0.1482           0.1506
             9                 0.1355           0.1380           0.1405
            10                 0.1272           0.1297           0.1323
            11                 0.1203           0.1229           0.1255
            12                 0.1145           0.1171           0.1198
            13                 0.1096           0.1123           0.1151
            14                 0.1054           0.1082           0.1110
            15                 0.1018           0.1046           0.1075
            16                 0.0986           0.1015           0.1044
            17                 0.0958           0.0988           0.1018
            18                 0.0934           0.0964           0.0994
            19                 0.0912           0.0943           0.0974
            20                 0.0893           0.0924           0.0956
            21                 0.0876           0.0908           0.0940
            22                 0.0861           0.0893           0.0925
            23                 0.0847           0.0879           0.0912
            24                 0.0835           0.0867           0.0901
            25                 0.0823           0.0857           0.0890
            26                 0.0813           0.0847           0.0881
            27                 0.0804           0.0838           0.0872
            28                 0.0795           0.0830           0.0865
            29                 0.0788           0.0822           0.0858
            30                 0.0781           0.0816           0.0851
            31                 0.0774           0.0810           0.0846
            32                 0.0768           0.0804           0.0840
            33                 0.0763           0.0799           0.0836
            34                 0.0758           0.0794           0.0831
            35                 0.0753           0.0790           0.0827
            36                 0.0749           0.0786           0.0824
            37                 0.0745           0.0783           0.0820
            38                 0.0742           0.0779           0.0817
            39                 0.0739           0.0776           0.0815
            40                 0.0736           0.0774           0.0812
            41                 0.0733           0.0771           0.0810
            42                 0.0730           0.0769           0.0808
            43                 0.0728           0.0767           0.0806
            44                 0.0726           0.0765           0.0804
            45                 0.0724           0.0763           0.0802

TABLE III: Factors to be multiplied by those in Table I.


           NORMAL                          INTEREST RATE
         RETIREMENT
            AGE                7.50%            8.00%            8.50%
       ---------------         -----            -----            -----

             80                0.206            0.194            0.184
             79                0.231            0.219            0.207
             78                0.258            0.246            0.234
             77                0.289            0.276            0.263
             76                0.322            0.309            0.296
             75                0.359            0.346            0.333
             74                0.400            0.387            0.374
             73                0.446            0.432            0.419
             72                0.495            0.482            0.469
             71                0.549            0.537            0.525
             70                0.609            0.597            0.586
             69                0.674            0.664            0.653
             68                0.745            0.736            0.728
             67                0.822            0.816            0.810
             66                0.907            0.904            0.900
             65                1.000            1.000            1.000
             64                1.101            1.106            1.110
             63                1.212            1.221            1.231
             62                1.332            1.348            1.363
             61                1.464            1.486            1.509
             60                1.606            1.637            1.669
             59                1.761            1.802            1.844
             58                1.929            1.982            2.036
             57                2.111            2.177            2.246
             56                2.309            2.390            2.475
             55                2.523            2.622            2.726


NOTE:  These factors are based on the UP-1984 Mortality Table.

TABLE IV: FACTORS for participants who are at or beyond normal retirement age.


           NORMAL                          INTEREST RATE
         RETIREMENT
            AGE                7.50%            8.00%            8.50%
      -----------------        -----            -----            -----

             80                5.151            5.053            4.959
             79                5.370            5.264            5.162
             78                5.591            5.476            5.366
             77                5.814            5.690            5.572
             76                6.039            5.905            5.777
             75                6.266            6.122            5.985
             74                6.494            6.339            6.192
             73                6.721            6.556            6.398
             72                6.947            6.771            6.603
             71                7.171            6.983            6.804
             70                7.392            7.192            7.003
             69                7.610            7.399            7.198
             68                7.825            7.601            7.389
             67                8.037            7.801            7.577
             66                8.248            7.999            7.764
             65                8.458            8.196            7.949
             64                8.666            8.390            8.131
             63                8.870            8.581            8.311
             62                9.072            8.770            8.485
             61                9.270            8.954            8.657
             60                9.463            9.133            8.825
             59                9.651            9.307            8.986
             58                9.834            9.477            9.143
             57               10.012            9.641            9.295
             56               10.186            9.801            9.442
             55               10.354            9.955            9.585


NOTE:  These factors are based on the UP-1984 Mortality Table.

              STANDARDIZED NONINTEGRATED PROFIT SHARING PLAN AND

                                     TRUST

                               ADOPTION AGREEMENT



The undersigned Employer and Trustees hereby establish the Profit Sharing Trust named below and the Employer hereby adopts this Prototype Profit Sharing Plan and Trust, to be effective as of the date specified below, for the exclusive benefit of its Employees who qualify under the terms and conditions thereof. The Employer hereby selects the following specifications.

Instructions: Please complete every applicable item. Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.



I. GENERAL INFORMATION


   A. NAME OF PLAN


      This Plan shall be known as the
                                     ---------------------------------------
      Employees' Profit Sharing Plan and Trust.


   B. EMPLOYER(S) AND RELATED INFORMATION (If more than one, list separately.)


      1. Employer:


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


         Controlled Business (also adopting this Plan):


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


      2. Form of Business (check one):


         a.     Regular Corporation           b.      S Corporation
           -----                                -----

         c.     Professional Corp. or Assoc.  d.      Partnership
           -----                                -----

         e.     Sole Proprietor               f.      Non-Profit Corporation
           -----                                -----

         g.     Other
           -----      ----------------------------------


      3. IRS Employer Identification Number:     --
                                            -- --  -- -- -- -- -- -- --


      4. Incorporation date or date business commenced:
                                                        --------------------

         Date predecessor business commenced:
                                              ------------------------------


      5. Employer's Federal income tax year:             to
                                            -------------   ----------------
                                              month/day         month/day


      6. Execution of this Adoption Agreement constitutes (Indicate appropriate paragraph):


            a.     A new plan (the initial adoption by the Employer).
              -----


            b.     An amendment and restatement.
              -----

                   This amendment, restatement or substitution shall not reduce the nonforfeitable interest of any Participant determined as of the day preceding the effective date of this Adoption Agreement; but Participants who retired or who terminated their employment with the Employer prior to the effective date of this agreement shall look solely to the Plan as it existed prior to the adoption of this amendment for their benefits, if any, provided under the Plan (except as provided in the Joint and Survivor Annuity requirements of Article VIII of this Plan).

                   Select one of the following:


                   i.      An amendment and restatement of an existing plan
                     -----
                          under this prototype to conform Plan to changes in the law.


                   ii.     A substitution for or conversion of an existing
                      -----
                           plan.

                           Information about an existing plan:

                           Name of Plan
                                       -------------------------------------

                                       -------------------------------------

                           Effective date of plan
                                                 ---------------------------

                           Letter Serial No. of IRS determination
                           letter
                                 -------------------------------------------

                           Date of IRS determination letter
                                                           -----------------


                   iii.    An amendment of this Adoption Agreement which was
                       ----
                           previously adopted by the Employer to make changes in optional provisions.


      7. The effective date of this Adoption Agreement or amendment shall be
                 -----------------------------------------------------------

         (The general effective date for an amendment and restatement after the Tax Reform Act of 1986 will be the first day of the Plan Year beginning in 1989.)


      8. The Plan Year as defined in Section 2.32 of the Plan shall be:


         The twelve (12) consecutive month period (normally the twelve (12) month period corresponding to the Employer's business year for
         income tax purposes) ending on                    and each
                                       --------------------
         anniversary thereof.


         The first Plan Year shall begin on                        , 19    .
                                            -----------------------    ----


      9. The Limitation Year as defined in Section 2.23 of the Plan shall be the same as the Plan Year


   C. FIDUCIARIES: (Lutheran Brotherhood may not be named as a Plan Administrator, Trustee, Fiduciary or as an agent for service of legal process.)


      1. Employer appoints the following persons as Trustees (name two or more):

         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address


      2. Plan Administrator (select one):


         a.     Employer, or
           -----


         b.     Administrator designated by Employer
           -----

                i.     Individual Administrator
                  -----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address


                ii.    Administrative Committee
                   ----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address


      3. Agent for Service of Legal Process


         a. Agent (select one):


                i.     Employer
                  -----


                ii.    Trustee
                   ----


               iii.    Plan Administrator
                   ----


                iv.    Other
                   ----     ------------------------------------------------
                                                 Name


         b. Address:


                i.     Use Employer's address
                  -----


                ii.    Use Address below:
                   ----

                       -----------------------------------------------------
                                                     street address

                       -----------------------------------------------------
                                                     city, state, zip


II. DEFINITIONS


   A. COMPENSATION:

      415 Safe-Harbor Compensation:

      Contributions to this Plan are based on a Participant's Compensation. Compensation shall mean wages, salaries, fees for professional services and other amounts received for personal services actually rendered with the Employer (including but not limited to, commissions, compensation paid as a percentage of profits, tips, bonuses, fringe benefits, reimbursements and expense allowances) paid for the taxable year ending with or within the Plan Year. Compensation excludes amounts defined in section 5.3(m)(2)(a)(i)-(iv) of the Plan. For a Self-Employed Individual covered under the Plan, Compensation shall mean a Participant's Earned Income.


   B. COVERED EMPLOYEES:

      The Plan is extended to all Employees of the Employer who meet the age and service requirement of Section III except (select none, one or both):


      1.     Union Employees who are included in a unit of employees covered
        -----
             by a collective bargaining agreement between the Employer and the employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees of the employer who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9(g) of the proposed regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.


      2.     Nonresident aliens who receive no earned income from the
        -----
             Employer which constitutes income from sources within the United States.


   C. ENTRY DATE

      Entry date shall mean (select one):


      1.     Single Entry Date on the first day of the
        -----
             Plan Year (select one):


          a.     Nearest to the date an Employee first meets the age and
            -----
                 service requirements.


          b.     In which an Employee first meets age and
            -----
                 service requirements.


      2.     Dual Entry Dates on the first day of the Plan Year and
        -----
             six (6) months later.


      3.     Multiple Entry Dates on the first day of the Plan Year and
        -----
             the first day of each month after an Employee first meets age and service requirements.


   D. HOURS OF SERVICE

      A Year of Service is ordinarily defined as 1000 Hours of Service. Hours of Service will be credited on the basis of actual hours for which an Employee is paid or entitled to be paid.


   E. SERVICE WITH A PREDECESSOR EMPLOYER

      Service for a predecessor employer, including service as a sole proprietor or partner (select one):


      1.     shall be taken into account for purposes of meeting the Years
        -----
             of Service requirements. (Check this option if predecessor employer maintained a plan.)

             Name of predecessor employer
                                          ----------------------------------


      2.     shall not be taken into account for purposes of meeting
        -----
             the Years of Service requirements.


   F. NORMAL RETIREMENT AGE

      Normal Retirement Age shall mean (select one):


      1.     age     (not to exceed age 65).
        -----   -----


      2.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation in the Plan.


      3.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation, but in no event later than the Participant's seventieth (70th) birthday.


      If a plan or the Employer sponsoring the Plan imposes a requirement that a Participant retire upon reaching a certain age, the Normal Retirement Age may not exceed the mandatory retirement age.


III. ELIGIBILITY AND PARTICIPATION

   Each Employee shall be eligible to participate upon meeting the following requirements:


   A. ATTAINED AGE ON ENTRY DATE (select one):


      1.     No age requirement (only service).
        -----


      2.     Minimum age     (Not more than 21).
        -----           -----


   B. LENGTH OF SERVICE ON ENTRY DATE (select one):


      1.     No Service requirement (only age).
        -----


      2.           years and     months of Service required. (Service cannot
        ----- -----         -----
             exceed one (1) year and zero (0) months if graded vesting is selected or two (2) years and zero (0) months if full and immediate vesting is selected.)


IV. CONTRIBUTIONS


   A. CONTRIBUTION FORMULA

      The Employer shall contribute to the Plan a percentage of annual Compensation to be determined annually not to exceed 15% of the Compensation of Plan Participants (select one):


      1.     Contributions shall be out of current or accumulated
        -----
             net profits.


      2.     Contributions shall not be limited to current or accumulated
        -----
             net profits.


   B. ALLOCATION OF CONTRIBUTIONS


      1. Employer contributions shall be allocated to each Participant who either completes more than 500 Hours of Service during the Plan contributions for the Plan Year will be allocated to Participant's Individual Accounts in the same ratio that the Participant's Compensation bears to the total Compensation of all Participants.


      2. Forfeitures, if any, shall be (select one):


         a.     Used to reduce Employer contributions
           -----


         b.     Allocated to each Participant's Individual Account in the
           -----
                same ratio as Employer contributions.


   C. MINIMUM TOP-HEAVY ALLOCATIONS


      1. If this Plan becomes top-heavy, the required minimum contribution on behalf of each Participant shall be equal to the lesser of either (a) three percent (3%) of the non-key Employee's Compensation or (b) the highest percentage of Employer contributions and Forfeitures as a percentage of the first $200,000 of the key Employee's Compensation allocated on behalf of any key Employee during the year.


      2. The minimum top-heavy allocation is required for each eligible Participant employed at the end of the year, regardless of the number of Hours of Service performed during the Plan Year.


      3. Do you now or have you ever had a defined benefit plan?


                 No
            -----


                 Yes (if yes, complete the following):
            -----

                 Present value: For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:


                 Interest rate        %
                              --------


                 Mortality table
                                -------


V. VESTING

   Service for vesting starts at date of employment. Subject to the provisions of Article IX of the Plan, the nonforfeitable percentage of a Participant's Account Balance derived from Employer contributions prior to attainment of Normal Retirement Age shall be (select one):


      1.     1OO% immediate vesting
        -----


      2.     100% vesting after three (3) Years of Service (if entry date is
        -----
             before one (1) year and zero (0) months)


      3.     Six-Year Graded Vesting
        -----


                YEARS OF SERVICE               VESTED PERCENTAGE

                    1                                  0%
                    2                                 20%
                    3                                 40%
                    4                                 60%
                    5                                 80%
                    6                                100%


VI. RETIREMENT BENEFITS


   A. JOINT AND SURVIVOR ANNUITY

      The percentage of the survivor annuity under Article VIII of the Plan shall be 50% of the amount of the annuity payable during the joint lives of the Participant and his or her Spouse unless a different percentage is elected on the line below.


                       % (not less than 50% nor greater than 100%)
                  -----


   B. EARLY RETIREMENT BENEFITS (select one):


      1.     Early Retirement not permitted.
        -----


      2.     A Participant may retire after attaining age     (not less than
        -----                                            -----
             55 nor greater than 64) and with at least     Years of
                                                      -----
             Service (not less than the number of years required for 100% vesting).


            If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age requirement.


   C. DISABILITY RETIREMENT BENEFITS (select one):


      1.     Permitted (If an Employee becomes disabled, he or she will
        -----
             be 100% immediately vested.)


      2.     Not permitted (If an Employee becomes disabled, vesting will be
        -----
             according to the vesting schedule selected in Section V.)


VII. LIFE INSURANCE

   In addition to the limitations on the purchase of life insurance set forth in Section 4.3 of the Plan, the minimum face amount of life insurance to be issued shall be $2500.


VIII. LOANS TO PARTICIPANTS


   A. Loans to Self-Employed Individuals and to more than 5% owners of a Subchapter S corporation are prohibited transactions unless an exemption is obtained from the Department of Labor. Select one of the following:


      1.     Loans shall not be allowed.
        -----


      2.     Loans shall be allowed
        -----


               a.     loan interest to be credited to Participant's
                 -----
                      Individual Account


               b.     loan interest treated as a Plan investment.
                 -----


   B. If loans are permitted, they must be made in accordance with the provisions of Article X of the Plan and in accordance with the following provisions or in accordance with a separate document containing these provisions as referenced below:


      1. Person or position authorized to administer the Participant loan program
                     -------------------------------------------------------
         -------------------------------------------------------------------

      2. Procedure for applying for loans
                                         -----------------------------------
         -------------------------------------------------------------------

      3. Basis on which loans will be approved or denied
                                                        --------------------
         -------------------------------------------------------------------

      4. Limitations (if any) on the types and amounts of loans offered
                                                                       -----
         -------------------------------------------------------------------

      5. Procedure for determining a reasonable rate of interest
                                                                ------------
         -------------------------------------------------------------------

      6. Types of collateral which may secure a Participant loan
                                                                ------------
         -------------------------------------------------------------------

      7. Events constituting default and the steps that will be taken to preserve plan assets in the event of default
                                                     -----------------------
         -------------------------------------------------------------------


IX.  SPECIAL LIMITATIONS ON ALLOCATIONS

   (The wording of the following provision should be read in connection with Section 5.3 where the Employer maintains certain other qualified plans.)


   Complete this Section only if you maintain or have ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant. You must also complete this Section if you maintain a welfare benefit fund, as defined in section 419(e) of the Code or an individual medical account, as defined in section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan. If you maintain(ed) such a Plan, failure to complete this Section may adversely affect the qualification of the Plans you maintain.

   Do you now or have you ever maintained one of the above described plans?


                 No
            -----


                 Yes (if yes, please complete the following):
            -----


                 A. If the Participant is covered under another qualified
                    defined contribution plan maintained by the Employer, other than a master or prototype plan (select one):


                    1.     The provisions of Section 5.3(e) through (j) of
                      -----
                           the Plan will apply as if the other plan were a master or prototype plan.


                    2.     Provide the method under which the plans will
                      -----
                           limit total Annual Additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes employer discretion.

                           -------------------------------------------------

                           -------------------------------------------------


                 B. If the participant is or ever has been a Participant in a defined benefit plan maintained by the Employer, provide the method under which the plan involved will satisfy the 1.0 limitation of section 415(e) of the code in a manner that precludes Employer discretion.

                    --------------------------------------------------------

                    --------------------------------------------------------


X. WAIVER OF MINIMUM FUNDING STANDARDS

   The Employer, if unable to satisfy the minimum funding standard for a given Plan Year, may apply to the Internal Revenue Service for a waiver of the minimum funding standard. If the waiver is granted, the adopting Employer may amend the Plan by adding overriding Plan provisions in the Adoption Agreement in the event of a waiver of the minimum funding deficiency. If the Employer amends the Plan to allow for a waiver of the minimum funding requirement of section 412(d) of the code, the Employer will no longer participate in this prototype plan and the plan will be considered an individually designed plan. The Employer must apply for a determination letter from the appropriate Key District Director of Internal Revenue.


XI. RELIANCE ON OPINION LETTER

   The Internal Revenue Service has approved this Plan as a prototype. An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key Employees, as defined in section 419A(d)(3) of the Code, or an individual medical account, as defined in section 415(l)(2) of the Code) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his or her plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue.

   This Adoption Agreement may be used only in conjunction with Lutheran Brotherhood's basic Defined Contribution Plan and Trust, document #01.


XII. DECLARATIONS

   To establish the Trust, the initial contribution shall be credited as specified by the Employer. Future contributions shall be credited in accordance with the directions of the Employer. The Employer


      1. Acknowledges receipt of the current prospectus of any mutual fund which it has selected for investment of contributions to the Trust;

      2. Agrees to provide any Participant who contributes under the Trust a prospectus of any mutual fund in which his or her contributions may be invested;

      3. Agrees that any direction to the Trustee to invest a contribution in a particular mutual fund shall be a representation to the Trustee that the appropriate prospectus has been received and examined by the party making such contribution;

      4. Acknowledges receipt of the appropriate life insurance commission disclosure statements required for investment of Trust funds in life insurance Contracts;

      5. Agrees to file with the Internal Revenue Service and the Department of Labor all information as to any taxable or Plan Year which is required of the Employer to be filed with said agencies.



   This Adoption Agreement and related documents are important legal instruments with legal and tax implications for which neither the Sponsor nor the representative of the Sponsor can assume responsibility. The Sponsor urges the Employer to consult with its own attorney with regard to the adoption of this Plan and its suitability to the Employer. It is understood and agreed that neither the Trustees nor the Sponsor shall be responsible for the tax and legal aspects of the Trust, full responsibility for which is assumed by the undersigned Employer, which hereby states that it has consulted legal and tax counsel to the extent considered necessary.


   The undersigned Employer and Trustee consent to the exercise by the Sponsor of the right of amendment set forth in Section 15.2 of the Plan. Lutheran Brotherhood will inform the adopting Employer of any amendments made to the Plan or of discontinuance or abandonment of the Plan.


The Trust is signed this        day of                , 19    .
                        --------      ----------------    ----


------------------------------------------------------------
                    Name of Employer

By
   ---------------------------------------------------------
             Signature of authorized officer


   ---------------------------------------------------------
               Title of authorized officer



Appointment as Trustee accepted:

By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature



Appointment as Plan Administrator accepted:


------------------------------------------------------------
(To be signed by Plan Administrator if other than Employer.)


Sponsoring organization:

    Lutheran Brotherhood
    625 Fourth Avenue South
    Minneapolis, MN 55415
    (612) 340-7000

             STANDARDIZED NONINTEGRATED MONEY PURCHASE PLAN AND
                                   TRUST
                             ADOPTION AGREEMENT



The undersigned Employer and Trustees hereby establish the Pension Trust named below and the Employer hereby adopts this Prototype Money Purchase Plan and Trust, to be effective as of the date specified below, for the exclusive benefit of its Employees who qualify under the terms and conditions thereof. The Employer hereby selects the following specifications.

Instructions: Please complete every applicable item. Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.



I. GENERAL INFORMATION


   A. NAME OF PLAN


      This Plan shall be known as the
                                     ---------------------------------------
      Employees' Money Purchase Plan and Trust.


   B. EMPLOYER(S) AND RELATED INFORMATION (If more than one, list separately.)


      1. Employer:


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


         Controlled Business (also adopting this Plan):


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


      2. Form of Business (check one):


         a.     Regular Corporation           b.      S Corporation
           -----                                -----

         c.     Professional Corp. or Assoc.  d.      Partnership
           -----                                -----

         e.     Sole Proprietor               f.      Non-Profit Corporation
           -----                                -----

         g.     Other
           -----      ----------------------------------


      3. IRS Employer Identification Number:     --
                                            -- --  -- -- -- -- -- -- --


      4. Incorporation date or date business commenced:
                                                        --------------------

         Date predecessor business commenced:
                                              ------------------------------


      5. Employer's Federal income tax year:             to
                                            -------------   ----------------
                                              month/day         month/day


      6. Execution of this Adoption Agreement constitutes (Indicate appropriate paragraph):


            a.     A new plan (the initial adoption by the Employer).
              -----


            b.     An amendment and restatement.
              -----

                   This amendment, restatement or substitution shall not reduce the nonforfeitable interest of any Participant determined as of the day preceding the effective date of this Adoption Agreement; but Participants who retired or who terminated their employment with the Employer prior to the effective date of this agreement shall look solely to the Plan as it existed prior to the adoption of this amendment for their benefits, if any, provided under the Plan (except as provided in the Joint and Survivor Annuity requirements of Article VIII of this Plan).

                   Select one of the following:


                   i.      An amendment and restatement of an existing plan
                     -----
                          under this prototype to conform Plan to changes in the law.


                   ii.     A substitution for or conversion of an existing
                      -----
                           plan.

                           Information about an existing plan:

                           Name of Plan
                                       -------------------------------------

                                       -------------------------------------

                           Effective date of plan
                                                 ---------------------------

                           Letter Serial No. of IRS determination
                           letter
                                 -------------------------------------------

                           Date of IRS determination letter
                                                           -----------------


                   iii.    An amendment of this Adoption Agreement which was
                       ----
                           previously adopted by the Employer to make changes in optional provisions.


      7. The effective date of this Adoption Agreement or amendment shall be
                 -----------------------------------------------------------

         (The general effective date for an amendment and restatement after the Tax Reform Act of 1986 will be the first day of the Plan Year beginning in 1989.)


      8. The Plan Year as defined in Section 2.32 of the Plan shall be:

         The twelve (12) consecutive month period (normally the twelve (12) month period corresponding to the Employer's business year for
         income tax purposes) ending on                    and each
                                       --------------------
         anniversary thereof.


         The first Plan Year shall begin on                        , 19    .
                                            -----------------------    ----


      9. The Limitation Year as defined in Section 2.23 of the Plan shall be the same as the Plan Year


   C. FIDUCIARIES: (Lutheran Brotherhood may not be named as a Plan Administrator, Trustee, Fiduciary or as an agent for service of legal process.)


      1. Employer appoints the following persons as Trustees (name two or more):


         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address


      2. Plan Administrator (select one):


         a.     Employer, or
           -----


         b.     Administrator designated by Employer
           -----


                i.     Individual Administrator
                  -----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address


                ii.    Administrative Committee
                   ----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address


      3. Agent for Service of Legal Process


         a. Agent (select one):


                i.     Employer
                  -----


                ii.    Trustee
                   ----


                iii.   Plan Administrator
                    ---


                iv.    Other
                   ----     ------------------------------------------------
                                                 Name


         b. Address:


                i.     Use Employer's address
                  -----


                ii.    Use Address below:
                   ----

                       -----------------------------------------------------
                                                     street address

                       -----------------------------------------------------
                                                     city, state, zip


II. DEFINITIONS


   A. COMPENSATION:


      Section 415 Safe-Harbor Compensation:

      Contributions to this Plan are based on a Participant's Compensation. Compensation shall mean wages, salaries, fees for professional services and other amounts received for personal services actually rendered with the Employer (including but not limited to, commissions, compensation paid as a percentage of profits, tips, bonuses, fringe benefits, reimbursements and expense allowances) paid for the taxable year ending with or within the Plan Year. Compensation excludes amounts defined in section 5.3(m)(2)(a)(i)-(iv) of the Plan. For any Self-Employed Individual covered under the Plan, Compensation means Earned Income.


   B. COVERED EMPLOYEES:


      The Plan is extended to all Employees of the Employer who meet the age and service requirement of Section III except (select none, one or both):


      1.     Union Employees who are included in a unit of employees covered
        -----
             by a collective bargaining agreement between the Employer and the employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees of the employer who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9(g) of the proposed regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.


      2.     Nonresident aliens who receive no earned income from the
        -----
             Employer which constitutes income from sources within the United States.


   C. ENTRY DATE


      Entry date shall mean (select one):


      1.     Single Entry Date on the first day of the Plan
        -----
             Year (select one):


          a.     Nearest to the date an Employee first meets the age and
            -----
                 service requirements.


          b.     In which an Employee first meets age and
            -----
                 service requirements.


      2.     Dual Entry Dates on the first day of the Plan Year and
        -----
             six (6) months later.


      3.     Multiple Entry Dates on the first day of the Plan Year and
        -----
             the first day of each month after an Employee first meets age and service requirements.


   D. HOURS OF SERVICE

      A Year of Service is ordinarily defined as 1000 Hours of Service. Hours of Service will be credited on the basis of actual hours for which an Employee is paid or entitled to be paid.


   E. SERVICE WITH A PREDECESSOR EMPLOYER

      Service for a predecessor employer, including service as a sole proprietor or partner (select one):

      1.     shall be taken into account for purposes of meeting the Years
        -----
             of Service requirements. (Check this option if predecessor employer maintained a plan.)

             Name of predecessor employer
                                          ----------------------------------


      2.     shall not be taken into account for purposes of meeting the
        -----
             Years of Service requirements.


   F. NORMAL RETIREMENT AGE

      Normal Retirement Age shall mean (select one):


      1.     age     (not to exceed age 65).
        -----   -----


      2.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation in the Plan.


      3.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation, but in no event later than the Participant's seventieth (70th) birthday.


      If a plan or the Employer sponsoring the Plan imposes a requirement that a Participant retire upon reaching a certain age, the Normal Retirement Age may not exceed the mandatory retirement age.


III. ELIGIBILITY AND PARTICIPATION

   Each Employee shall be eligible to participate upon meeting the following requirements:

   A. ATTAINED AGE ON ENTRY DATE (select one):

      1.     No age requirement (only service).
        -----

      2.     Minimum age     (Not more than 21).
        -----           -----

   B. LENGTH OF SERVICE ON ENTRY DATE (select one):

      1.     No Service requirement (only age).
        -----

      2.           years and     months of Service required. (Service cannot
        ----- -----         -----
             exceed one (1) year and zero (0) months if graded vesting is selected or two (2) years and zero (0) months if full and immediate vesting is selected.)


IV. CONTRIBUTIONS


   A. CONTRIBUTION FORMULA

      For each Plan Year, the Employer will contribute for each Participant who either completes more than 500 Hours of Service during the Plan Year or is employed on the last day of the Plan Year an amount equal
      to     % (not to exceed 25%) of each Participant's Compensation.
        -----


   B. ALLOCATION OF CONTRIBUTIONS


      1. Employer contributions calculated in IV.A. above shall be allocated to each Participant's Individual Account.


      2. Forfeitures, if any, shall be (select one):


         a.     Used to reduce Employer contributions
           -----


         b.     Allocated to each Participant's Individual Account by the
           -----
                formula in Section IV.A. above.


   C. MINIMUM TOP-HEAVY ALLOCATIONS


      1. If this Plan becomes top-heavy, the required minimum contribution on behalf of each Participant shall be equal to the lesser of either (a) three percent (3%) of the non-key Employee's Compensation or (b) the highest percentage of Employer contributions and Forfeitures as a percentage of the first $200,000 of the key Employee's Compensation allocated on behalf of any key Employee during the year.


      2. The minimum top-heavy allocation is required for each eligible Participant employed at the end of the year, regardless of the number of Hours of Service performed during the Plan Year.


      3. Do you now or have you ever had a defined benefit plan?


                 No
            -----


                 Yes (if yes, complete the following):
            -----

                 Present value: For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:


                 Interest rate        %
                              --------


                 Mortality table
                                -------


V. VESTING

   Service for vesting starts at date of employment. Subject to the provisions of Article IX of the Plan, the nonforfeitable percentage of a Participant's Account Balance derived from Employer contributions prior to attainment of Normal Retirement Age shall be (select one):


      1.     1OO% immediate vesting
        -----


      2.     100% vesting after three (3) Years of Service (if entry date is
        -----
             before one (1) year and zero (0) months)


      3.     Six-Year Graded Vesting
        -----


                YEARS OF SERVICE               VESTED PERCENTAGE

                    1                                  0%
                    2                                 20%
                    3                                 40%
                    4                                 60%
                    5                                 80%
                    6                                100%


VI. RETIREMENT BENEFITS


   A. JOINT AND SURVIVOR ANNUITY


      The percentage of the survivor annuity under Article VIII of the Plan shall be 50% of the amount of the annuity payable during the joint lives of the Participant and his or her Spouse unless a different percentage is elected on the line below.


                       % (not less than 50% nor greater than 100%)
                  -----


   B. EARLY RETIREMENT BENEFITS (select one):


      1.     Early Retirement not permitted.
        -----


      2.     A Participant may retire after attaining age     (not less than
        -----                                            -----
             55 nor greater than 64) and with at least     Years of
                                                      -----
             Service (not less than the number of years required for 100% vesting).


            If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age requirement.


   C. DISABILITY RETIREMENT BENEFITS (select one):


      1.     Permitted (If an Employee becomes disabled, he or she will
        -----
             be 100% immediately vested.)


      2.     Not permitted (If an Employee becomes disabled, vesting will be
        -----
             according to the vesting schedule selected in Section V.)


VII. LIFE INSURANCE

   In addition to the limitations on the purchase of life insurance set forth in Section 4.3 of the Plan, the minimum face amount of life insurance to be issued shall be $2500.


VIII. LOANS TO PARTICIPANTS


   A. Loans to Self-Employed Individuals and to more than 5% owners of a Subchapter S corporation are prohibited transactions unless an exemption is obtained from the Department of Labor. Select one of the following:


      1.     Loans shall not be allowed.
        -----


      2.     Loans shall be allowed
        -----


               a.     loan interest to be credited to Participant's
                 -----
                      Individual Account


               b.     loan interest treated as a Plan investment.
                 -----


   B. If loans are permitted, they must be made in accordance with the provisions of Article X of the Plan and in accordance with the following provisions or in accordance with a separate document containing these provisions as referenced below:


      1. Person or position authorized to administer the Participant loan program
                     -------------------------------------------------------
         -------------------------------------------------------------------

      2. Procedure for applying for loans
                                         -----------------------------------
         -------------------------------------------------------------------

      3. Basis on which loans will be approved or denied
                                                        --------------------
         -------------------------------------------------------------------

      4. Limitations (if any) on the types and amounts of loans offered
                                                                       -----
         -------------------------------------------------------------------

      5. Procedure for determining a reasonable rate of interest
                                                                ------------
         -------------------------------------------------------------------

      6. Types of collateral which may secure a Participant loan
                                                                ------------
         -------------------------------------------------------------------

      7. Events constituting default and the steps that will be taken to preserve plan assets in the event of default
                                                     -----------------------
         -------------------------------------------------------------------


IX.  SPECIAL LIMITATIONS ON ALLOCATIONS

   (The wording of the following provision should be read in connection with Section 5.3 where the Employer maintains certain other qualified plans.)


   Complete this Section only if you maintain or have ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant. You must also complete this Section if you maintain a welfare benefit fund, as defined in section 419(e) of the Code or an individual medical account, as defined in section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan. If you maintain(ed) such a Plan, failure to complete this Section may adversely affect the qualification of the Plans you maintain.

   Do you now or have you ever maintained one of the above described plans?


                 No
            -----


                 Yes (if yes, please complete the following):
            -----


                 A. If the Participant is covered under another qualified
                    defined contribution plan maintained by the Employer, other than a master or prototype plan (select one):


                    1.     The provisions of Section 5.3(e) through (j) of
                      -----
                           the Plan will apply as if the other plan were a master or prototype plan.


                    2.     Provide the method under which the plans will
                      -----
                           limit total Annual Additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes employer discretion.

                           -------------------------------------------------

                           -------------------------------------------------


                 B. If the participant is or ever has been a Participant in a defined benefit plan maintained by the Employer, provide the method under which the plan involved will satisfy the 1.0 limitation of section 415(e) of the code in a manner that precludes Employer discretion.

                    --------------------------------------------------------

                    --------------------------------------------------------


X. WAIVER OF MINIMUM FUNDING STANDARDS

   The Employer, if unable to satisfy the minimum funding standard for a given Plan Year, may apply to the Internal Revenue Service for a waiver of the minimum funding standard. If the waiver is granted, the adopting Employer may amend the Plan by adding overriding Plan provisions in the Adoption Agreement in the event of a waiver of the minimum funding deficiency. If the Employer amends the Plan to allow for a waiver of the minimum funding requirement of section 412(d) of the Code, the Employer will no longer participate in this prototype plan and the plan will be considered an individually designed plan. The Employer must apply for a determination letter from the appropriate Key District Director of Internal Revenue.


XI. RELIANCE ON OPINION LETTER

   The Internal Revenue Service has approved this Plan as a prototype. An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key Employees, as defined in section 419A(d)(3) of the Code, or an individual medical account, as defined in section 415(l)(2) of the Code) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his or her plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue.

   This Adoption Agreement may be used only in conjunction with Lutheran Brotherhood's basic Defined Contribution Plan and Trust, document #01.


XII. DECLARATIONS

   To establish the Trust, the initial contribution shall be credited as specified by the Employer. Future contributions shall be credited in accordance with the directions of the Employer. The Employer


      1. Acknowledges receipt of the current prospectus of any mutual fund which it has selected for investment of contributions to the Trust;

      2. Agrees to provide any Participant who contributes under the Trust a prospectus of any mutual fund in which his or her contributions may be invested;

      3. Agrees that any direction to the Trustee to invest a contribution in a particular mutual fund shall be a representation to the Trustee that the appropriate prospectus has been received and examined by the party making such contribution;

      4. Acknowledges receipt of the appropriate life insurance commission disclosure statements required for investment of Trust funds in life insurance Contracts;

      5. Agrees to file with the Internal Revenue Service and the Department of Labor all information as to any taxable or Plan Year which is required of the Employer to be filed with said agencies.



   This Adoption Agreement and related documents are important legal instruments with legal and tax implications for which neither the Sponsor nor the representative of the Sponsor can assume responsibility. The Sponsor urges the Employer to consult with its own attorney with regard to the adoption of this Plan and its suitability to the Employer. It is understood and agreed that neither the Trustees nor the Sponsor shall be responsible for the tax and legal aspects of the Trust, full responsibility for which is assumed by the undersigned Employer, which hereby states that it has consulted legal and tax counsel to the extent considered necessary.


   The undersigned Employer and Trustee consent to the exercise by the Sponsor of the right of amendment set forth in Section 15.2 of the Plan. Lutheran Brotherhood will inform the adopting Employer of any amendments made to the Plan or of discontinuance or abandonment of the Plan.


The Trust is signed this        day of                , 19    .
                        --------      ----------------    ----


------------------------------------------------------------
                    Name of Employer

By
   ---------------------------------------------------------
             Signature of authorized officer


   ---------------------------------------------------------
               Title of authorized officer



Appointment as Trustee accepted:


By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature



Appointment as Plan Administrator accepted:


------------------------------------------------------------
(To be signed by Plan Administrator if other than Employer.)


Sponsoring organization:

    Lutheran Brotherhood
    625 Fourth Avenue South
    Minneapolis, MN 55415
    (612) 340-7000

               STANDARDIZED INTEGRATED PROFIT SHARING PLAN AND TRUST

                                ADOPTION AGREEMENT



The undersigned Employer and Trustees hereby establish the Profit Sharing Trust named below and the Employer hereby adopts this Prototype Profit Sharing Plan and Trust, to be effective as of the date specified below, for the exclusive benefit of its Employees who qualify under the terms and conditions thereof. The Employer hereby selects the following specifications.

Instructions: Please complete every applicable item. Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.



I. GENERAL INFORMATION


   A. NAME OF PLAN


      This Plan shall be known as the
                                     -------------------------------------
      Employees' Profit Sharing Plan and Trust.


   B. EMPLOYER(S) AND RELATED INFORMATION (If more than one, list separately.)


      1. Employer:


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


         Controlled Business (also adopting this Plan):


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


      2. Form of Business (check one):


         a.     Regular Corporation           b.      S Corporation
           -----                                -----

         c.     Professional Corp. or Assoc.  d.      Partnership
           -----                                -----

         e.     Sole Proprietor               f.      Non-Profit Corporation
           -----                                -----

         g.     Other
           -----      ----------------------------------


      3. IRS Employer Identification Number:     --
                                            -- --  -- -- -- -- -- -- --


      4. Incorporation date or date business commenced:
                                                        --------------------

         Date predecessor business commenced:
                                              ------------------------------


      5. Employer's Federal income tax year:             to
                                            -------------   ----------------
                                              month/day         month/day


      6. Execution of this Adoption Agreement constitutes (Indicate appropriate paragraph):


            a.     A new plan (the initial adoption by the Employer).
              -----


            b.     An amendment and restatement.
              -----

                   This amendment, restatement or substitution shall not reduce the nonforfeitable interest of any Participant determined as of the day preceding the effective date of this Adoption Agreement; but Participants who retired or who terminated their employment with the Employer prior to the effective date of this agreement shall look solely to the Plan as it existed prior to the adoption of this amendment for their benefits, if any, provided under the Plan (except as provided in the Joint and Survivor Annuity requirements of Article VIII of this Plan).

                   Select one of the following:


                   i.      An amendment and restatement of an existing plan
                     ------
                          under this prototype to conform Plan to changes in the law.


                   ii.     A substitution for or conversion of an existing
                      -----
                           plan.

                           Information about an existing plan:

                           Name of Plan
                                       -------------------------------------

                                       -------------------------------------

                           Effective date of plan
                                                 ---------------------------

                           Letter Serial No. of IRS determination
                           letter
                                 -------------------------------------------

                           Date of IRS determination letter
                                                           -----------------


                   iii.    An amendment of this Adoption Agreement which was
                       ----
                           previously adopted by the Employer to make changes in optional provisions.


      7. The effective date of this Adoption Agreement or amendment shall be
                 -----------------------------------------------------------

         (The general effective date for an amendment and restatement after the Tax Reform Act of 1986 will be the first day of the Plan Year beginning in 1989.)


      8. The Plan Year as defined in Section 2.32 of the Plan shall be:


         The twelve (12) consecutive month period (normally the twelve (12) month period corresponding to the Employer's business year for
         income tax purposes) ending on                    and each
                                       --------------------
         anniversary thereof.


         The first Plan Year shall begin on                        , 19    .
                                            -----------------------    ----


      9. The Limitation Year as defined in Section 2.23 of the Plan shall be the same as the Plan Year


   C. FIDUCIARIES: (Lutheran Brotherhood may not be named as a Plan Administrator, Trustee, Fiduciary or as an agent for service of legal process.)


      1. Employer appoints the following persons as Trustees (name two or more):


         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address


      2. Plan Administrator (select one):


         a.     Employer, or
           -----


         b.     Administrator designated by Employer
           -----


                i.     Individual Administrator
                  -----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address


                ii.    Administrative Committee
                   ----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address


      3. Agent for Service of Legal Process


         a. Agent (select one):


                i.     Employer
                  -----


                ii.    Trustee
                   ----


                iii.   Plan Administrator
                    ---


                iv.    Other
                   ----     ------------------------------------------------
                                                 Name


         b. Address:


                i.     Use Employer's address
                  -----


                ii.    Use Address below:
                   ----

                       -----------------------------------------------------
                                                     street address

                       -----------------------------------------------------
                                                     city, state, zip


II. DEFINITIONS


   A. COMPENSATION:

      415 Safe-Harbor Compensation:

      Contributions to this Plan are based on a Participant's Compensation. Compensation shall mean wages, salaries, fees for professional services and other amounts received for personal services actually rendered with the Employer (including but not limited to, commissions, compensation paid as a percentage of profits, tips, bonuses, fringe benefits, reimbursements and expense allowances) paid for the taxable year ending with or within the Plan Year. Compensation excludes amounts defined in section 5.3(m)(2)(a)(i)-(iv) of the Plan. For a Self-Employed Individual covered under the Plan, Compensation shall mean a Participant's Earned Income.


   B. COVERED EMPLOYEES:

      The Plan is extended to all Employees of the Employer who meet the age and service requirement of Section III except (select none, one or both):


      1.     Union Employees who are included in a unit of employees
        -----
             covered by a collective bargaining agreement between the Employer and the employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees of the employer who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9(g) of the proposed regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.


      2.     Nonresident aliens who receive no earned income from the
        -----
             Employer which constitutes income from sources within the United States.


   C. ENTRY DATE

      Entry date shall mean (select one):


      1.     Single Entry Date on the first day of the
        -----
             Plan Year (select one):


          a.     Nearest to the date an Employee first meets the age and
            -----
                 service requirements.


          b.     In which an Employee first meets age and
            -----
                 service requirements.


      2.     Dual Entry Dates on the first day of the Plan Year and
        -----
             six (6) months later.


      3.     Multiple Entry Dates on the first day of the Plan Year and
        -----
             the first day of each month after an Employee first meets age and service requirements.


   D. HOURS OF SERVICE

      A Year of Service is ordinarily defined as 1000 Hours of Service. Hours of Service will be credited on the basis of actual hours for which an Employee is paid or entitled to be paid.


   E. SERVICE WITH A PREDECESSOR EMPLOYER

      Service for a predecessor employer, including service as a sole proprietor or partner (select one):


      1.     shall be taken into account for purposes of meeting the Years
        -----
             of Service requirements. (Check this option if predecessor employer maintained a plan.)

             Name of predecessor employer
                                          ----------------------------------


      2.     shall not be taken into account for purposes of meeting
        -----
             the Years of Service requirements.


   F. NORMAL RETIREMENT AGE

      Normal Retirement Age shall mean (select one):


      1.     age     (not to exceed age 65).
        -----   -----


      2.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation in the Plan.


      3.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation, but in no event later than the Participant's seventieth (70th) birthday.


      If a plan or the Employer sponsoring the Plan imposes a requirement that a Participant retire upon reaching a certain age, the Normal Retirement Age may not exceed the mandatory retirement age.


III. ELIGIBILITY AND PARTICIPATION

   Each Employee shall be eligible to participate upon meeting the following requirements:


   A. ATTAINED AGE ON ENTRY DATE (select one):


      1.     No age requirement (only service).
        -----


      2.     Minimum age     (Not more than 21).
        -----           -----


   B. LENGTH OF SERVICE ON ENTRY DATE (select one):


      1.     No Service requirement (only age).
        -----


      2.           years and     months of Service required. (Service cannot
        ----- -----         -----
             exceed one (1) year and zero (0) months if graded vesting is selected or two (2) years and zero (0) months if full and immediate vesting is selected.)


IV. CONTRIBUTIONS


   A. CONTRIBUTION FORMULA

      The Employer shall contribute to the Plan a percentage of annual Compensation to be determined annually not to exceed 15% of the Compensation of Plan Participants. Compensation shall mean
      Compensation as defined in Section 5.3(m)(2) of the Plan (select one):


      1.     Contributions shall be out of current or accumulated
        -----
             net profits.


      2.     Contributions shall not be limited to current or accumulated
        -----
             net profits.


   B. INTEGRATION LEVEL
      The integration level shall be equal to the Taxable Wage Base or such lesser amount elected by the employer below. The Taxable Wage Base is the contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of the Plan Year. The integration level is equal to (select one):


      1.     Taxable Wage Base
        -----


      2.     $     (a dollar amount less than the Taxable Wage Base)
        ----- -----


      3.           % of Taxable Wage Base (not to exceed 100%)
        ----- -----


   C. ALLOCATION OF CONTRIBUTIONS

      Employer contributions will be allocated to each Participant who either completes more than 500 Hours of Service during the Plan Year or who is employed on the last day of the Plan Year. Employer contributions for the Plan Year plus any forfeitures will be allocated to Participants' Individual accounts as follows:


      1. Contributions and Forfeitures will be allocated to each Participant's account in the ratio that each Participant's total Compensation bears to all Participants' total Compensation, but not in excess of 3% of each Participant's Compensation.

      2. Any contributions and Forfeitures remaining after the allocation in Subparagraph 1 will be allocated to each Participant's account in the ratio that each Participant's Compensation for the Plan Year in excess of the integration level bears to the excess Compensation of all participants, but not in excess of 3%.

      3. Any contributions and Forfeitures remaining after the allocation in Subparagraph 2 will be allocated to each Participant's account in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the integration level bears to the sum of all Participants' total Compensation and Compensation in excess of the integration level, but not in excess of the profit-sharing maximum disparity rate.

      4. Any remaining Employer contributions or Forfeitures will be allocated to each Participant's account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participants' total Compensation for that year.


   D. MAXIMUM PROFIT SHARING DISPARITY RATE

      The maximum profit-sharing disparity rate is equal to the lesser of:


      1. 2.7%, or


      2. the applicable percentage determined in accordance with the table below:

         If the Integration Level

                                                          THE APPLICABLE
         IS MORE THAN          BUT NOT MORE THAN          PERCENTAGE IS:

            $0                       X*                        2.7%

             X*                   80% of TWB                   1.3%

          80% of TWB                 Y**                       2.4%


         *X = the greater of $10,000 or 20 percent of the TWB

         **Y = any amount more than 80% of the TWB but less than 100% of the TWB.


         If the integration level used is equal to the Taxable Wage Base, the applicable percentage is 2.7%.


   E. MINIMUM TOP-HEAVY ALLOCATIONS


      1. Employer contributions shall be allocated to each Participant who either completes more than 500 Hours of Service during the Plan contributions for the Plan Year will be allocated to Participant's Individual Accounts in the same ratio that the Participant's Compensation bears to the total Compensation of all Participants.


      2. Forfeitures, if any, shall be (select one):


         a.     Used to reduce Employer contributions
           -----


         b.     Allocated to each Participant's Individual Account in the
           -----
                same ratio as Employer contributions.


   C. MINIMUM TOP-HEAVY ALLOCATIONS


      1. If this Plan becomes top-heavy, the required minimum contribution on behalf of each Participant shall be no less than three percent (3%) of the non-key Employee's Compensation.


      2. The minimum top-heavy allocation is required for each eligible Participant employed at the end of the year, regardless of the number of Hours of Service performed during the Plan Year.


      3. Do you now or have you ever had a defined benefit plan?


                 No
            -----


                 Yes (if yes, complete the following):
            -----

                 Present value: For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:


                 Interest rate          %
                              ----------


                 Mortality table
                                ---------


V. VESTING

   Service for vesting starts at date of employment. Subject to the provisions of Article IX of the Plan, the nonforfeitable percentage of a Participant's Account Balance derived from Employer contributions prior to attainment of Normal Retirement Age shall be (select one):


      1.     1OO% immediate vesting
        -----


      2.     100% vesting after three (3) Years of Service (if entry date is
        -----
             before one (1) year and zero (0) months)


      3.     Six-Year Graded Vesting
        -----


                YEARS OF SERVICE               VESTED PERCENTAGE

                    1                                  0%
                    2                                 20%
                    3                                 40%
                    4                                 60%
                    5                                 80%
                    6                                100%


VI. RETIREMENT BENEFITS


   A. JOINT AND SURVIVOR ANNUITY

      The percentage of the survivor annuity under Article VIII of the Plan shall be 50% of the amount of the annuity payable during the joint lives of the Participant and his or her Spouse unless a different percentage is elected on the line below.


                       % (not less than 50% nor greater than 100%)
                  -----


   B. EARLY RETIREMENT BENEFITS (select one):


      1.     Early Retirement not permitted.
        -----


      2.     A Participant may retire after attaining age     (not less than
        -----                                            -----
             55 nor greater than 64) and with at least     Years of
                                                      -----
             Service (not less than the number of years required for 100% vesting).


            If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age requirement.


   C. DISABILITY RETIREMENT BENEFITS (select one):


      1.     Permitted (If an Employee becomes disabled, he or she will
        -----
             be 100% immediately vested.)


      2.     Not permitted (If an Employee becomes disabled, vesting will be
        -----
             according to the vesting schedule selected in Section V.)


VII. LIFE INSURANCE

   In addition to the limitations on the purchase of life insurance set forth in Section 4.3 of the Plan, the minimum face amount of life insurance to be issued shall be $2500.


VIII. LOANS TO PARTICIPANTS


   A. Loans to Self-Employed Individuals and to more than 5% owners of a Subchapter S corporation are prohibited transactions unless an exemption is obtained from the Department of Labor.

      Select one of the following:


      1.     Loans shall not be allowed.
        -----


      2.     Loans shall be allowed
        -----


               a.     loan interest to be credited to Participant's
                 -----
                      Individual Account


               b.     loan interest treated as a Plan investment.
                 -----


   B. If loans are permitted, they must be made in accordance with the provisions of Article X of the Plan and in accordance with the following provisions or in accordance with a separate document containing these provisions as referenced below:


      1. Person or position authorized to administer the Participant loan program
                     -------------------------------------------------------
         -------------------------------------------------------------------

      2. Procedure for applying for loans
                                         -----------------------------------
         -------------------------------------------------------------------

      3. Basis on which loans will be approved or denied
                                                        --------------------
         -------------------------------------------------------------------

      4. Limitations (if any) on the types and amounts of loans offered
                                                                       -----
         -------------------------------------------------------------------

      5. Procedure for determining a reasonable rate of interest
                                                                ------------
         -------------------------------------------------------------------

      6. Types of collateral which may secure a Participant loan
                                                                ------------
         -------------------------------------------------------------------

      7. Events constituting default and the steps that will be taken to preserve plan assets in the event of default
                                                     -----------------------
         -------------------------------------------------------------------


IX.  SPECIAL LIMITATIONS ON ALLOCATIONS

   (The wording of the following provision should be read in connection with Section 5.3 where the Employer maintains certain other qualified plans.)


   Complete this Section only if you maintain or have ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant. You must also complete this Section if you maintain a welfare benefit fund, as defined in section 419(e) of the Code or an individual medical account, as defined in section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan. If you maintain(ed) such a Plan, failure to complete this Section may adversely affect the qualification of the Plans you maintain.

   Do you now or have you ever maintained one of the above described plans?


                 No
            -----


                 Yes (if yes, please complete the following):
            -----


                 A. If the Participant is covered under another qualified
                    defined contribution plan maintained by the Employer, other than a master or prototype plan (select one):


                    1.     The provisions of Section 5.3(e) through (j) of
                      -----
                           the Plan will apply as if the other plan were a master or prototype plan.


                    2.     Provide the method under which the plans will
                      -----
                           limit total Annual Additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes employer discretion.

                           -------------------------------------------------

                           -------------------------------------------------


                 B. If the participant is or ever has been a Participant in a defined benefit plan maintained by the Employer, provide the method under which the plan involved will satisfy the 1.0 limitation of section 415(e) of the code in a manner that precludes Employer discretion.

                    --------------------------------------------------------

                    --------------------------------------------------------


X. WAIVER OF MINIMUM FUNDING STANDARDS

   The Employer, if unable to satisfy the minimum funding standard for a given Plan Year, may apply to the Internal Revenue Service for a waiver of the minimum funding standard. If the waiver is granted, the adopting Employer may amend the Plan by adding overriding Plan provisions in the Adoption Agreement in the event of a waiver of the minimum funding deficiency. If the Employer amends the Plan to allow for a waiver of the minimum funding requirement of section 412(d) of the code, the Employer will no longer participate in this prototype plan and the plan will be considered an individually designed plan. The Employer must apply for a determination letter from the appropriate Key District Director of Internal Revenue.


XI. RELIANCE ON OPINION LETTER

   The Internal Revenue Service has approved this Plan as a prototype. An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key Employees, as defined in section 419A(d)(3) of the Code, or an individual medical account, as defined in section 415(l)(2) of the Code) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under section 401 Internal Revenue Code. If this Employer who adopts or maintains multiple plans wishes to obtain reliance that his or her plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue.

   This Adoption Agreement may be used only in conjunction with Lutheran Brotherhood's basic Defined Contribution Plan and Trust, document #01.


XII. DECLARATIONS

   To establish the Trust, the initial contribution shall be credited as specified by the Employer. Future contributions shall be credited in accordance with the directions of the Employer. The Employer


      1. Acknowledges receipt of the current prospectus of any mutual fund which it has selected for investment of contributions to the Trust;

      2. Agrees to provide any Participant who contributes under the Trust a prospectus of any mutual fund in which his contributions may be invested;

      3. Agrees that any direction to the Trustee to invest a contribution in a particular mutual fund shall be a representation to the Trustee that the appropriate prospectus has been received and examined by the party making such contribution;

      4. Acknowledges receipt of the appropriate life insurance commission disclosure statements required for investment of Trust funds in life insurance Contracts;

      5. Agrees to file with the Internal Revenue Service and the Department of Labor all information as to any taxable or Plan Year which is required of the Employer to be filed with said agencies.



   This Adoption Agreement and related documents are important legal instruments with legal and tax implications for which neither the Sponsor nor the representative of the Sponsor can assume responsibility. The Sponsor urges the Employer to consult with its own attorney with regard to the adoption of this Plan and its suitability to the Employer. It is understood and agreed that neither the Trustees nor the Sponsor shall be responsible for the tax and legal aspects of the Trust, full responsibility for which is assumed by the undersigned Employer, which hereby states that it has consulted legal and tax counsel to the extent considered necessary.


   The undersigned Employer and Trustee consent to the exercise by the Sponsor of the right of amendment set forth in Section 15.2 of the Plan. Lutheran Brotherhood will inform the adopting Employer of any amendments made to the Plan or of discontinuance or abandonment of the Plan.


The Trust is signed this        day of                , 19    .
                        --------      ----------------    ----


------------------------------------------------------------
                    Name of Employer

By
   ---------------------------------------------------------
             Signature of authorized officer


   ---------------------------------------------------------
               Title of authorized officer



Appointment as Trustee accepted:


By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature



Appointment as Plan Administrator accepted:


------------------------------------------------------------
(To be signed by Plan Administrator if other than Employer.)


Sponsoring organization:

    Lutheran Brotherhood
    625 Fourth Avenue South
    Minneapolis, MN 55415
    (612) 340-7000

           STANDARDIZED INTEGRATED MONEY PURCHASE PLAN AND TRUST

                           ADOPTION AGREEMENT



The undersigned Employer and Trustees hereby establish the Pension Trust named below and the Employer hereby adopts this Prototype Money Purchase Plan and Trust, to be effective as of the date specified below, for the exclusive benefit of its Employees who qualify under the terms and conditions thereof The Employer hereby selects the following specifications.

Instructions: Please complete every applicable item. Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.



I. GENERAL INFORMATION


   A. NAME OF PLAN


      This Plan shall be known as the
                                     ---------------------------------------
      Employees' Money Purchase Plan and Trust.


   B. EMPLOYER(S) AND RELATED INFORMATION (If more than one, list separately.)


      1. Employer:


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


         Controlled Business (also adopting this Plan):


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


      2. Form of Business (check one):


         a.     Regular Corporation           b.      S Corporation
           -----                                -----

         c.     Professional Corp. or Assoc.  d.      Partnership
           -----                                -----

         e.     Sole Proprietor               f.      Non-Profit Corporation
           -----                                -----

         g.     Other
           -----      ----------------------------------


      3. IRS Employer Identification Number:     --
                                            -- --  -- -- -- -- -- -- --


      4. Incorporation date or date business commenced:
                                                        --------------------

         Date predecessor business commenced:
                                              ------------------------------


      5. Employer's Federal income tax year:             to
                                            -------------   ----------------
                                              month/day         month/day


      6. Execution of this Adoption Agreement constitutes (Indicate appropriate paragraph):


            a.     A new plan (the initial adoption by the Employer).
              -----


            b.     An amendment and restatement.
              -----

                   This amendment, restatement or substitution shall not reduce the nonforfeitable interest of any Participant determined as of the day preceding the effective date of this Adoption Agreement; but Participants who retired or who terminated their employment with the Employer prior to the effective date of this agreement shall look solely to the Plan as it existed prior to the adoption of this amendment for their benefits, if any, provided under the Plan (except as provided in the Joint and Survivor Annuity requirements of Article VIII of this Plan).

                   Select one of the following:


                   i.      An amendment and restatement of an existing plan
                     -----
                          under this prototype to conform Plan to changes in the law.


                   ii.     A substitution for or conversion of an
                      -----
                           existing plan.

                           Information about an existing plan:

                           Name of Plan
                                       -------------------------------------

                                       -------------------------------------

                           Effective date of plan
                                                 ---------------------------

                           Letter Serial No. of IRS determination
                           letter
                                 -------------------------------------------

                           Date of IRS determination letter
                                                           -----------------


                   iii.    An amendment of this Adoption Agreement which was
                       ----
                           previously adopted by the Employer to make changes in optional provisions.


      7. The effective date of this Adoption Agreement or
         amendment shall be
                           -------------------------------------------------

         (The general effective date for an amendment and restatement after the Tax Reform Act of 1986 will be the first day of the Plan Year beginning in 1989.)


      8. The Plan Year as defined in Section 2.32 of the Plan shall be:

         The twelve (12) consecutive month period (normally the twelve (12) month period corresponding to the Employer's business year for
         income tax purposes) ending on                    and each
                                       --------------------
         anniversary thereof.


         The first Plan Year shall begin on                        , 19    .
                                            -----------------------    ----


      9. The Limitation Year as defined in Section 2.23 of the Plan shall be the same as the Plan Year.


   C. FIDUCIARIES: (Lutheran Brotherhood may not be named as a Plan Administrator, Trustee, Fiduciary or as an agent for service of legal process.)


      1. Employer appoints the following persons as Trustees (name two or more):


         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address


      2. Plan Administrator (select one):


         a.     Employer, or
           -----


         b.     Administrator designated by Employer
           -----


                i.     Individual Administrator
                  -----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address


                ii.    Administrative Committee
                   ----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address


      3. Agent for Service of Legal Process


         a. Agent (select one):


                i.     Employer
                  -----


                ii.    Trustee
                   ----


               iii.    Plan Administrator
                   ----


                iv.    Other
                   ----     ------------------------------------------------
                                                 Name


         b. Address:


                i.     Use Employer's address
                  -----


                ii.    Use Address below:
                   ----

                       -----------------------------------------------------
                                                     street address

                       -----------------------------------------------------
                                                     city, state, zip


II. DEFINITIONS


   A. COMPENSATION:


      415 Safe-Harbor Compensation:

      Contributions to this Plan are based on a Participant's Compensation. Compensation shall mean wages, salaries, fees for professional services and other amounts received for personal services actually rendered with the Employer (including but not limited to, commissions, compensation paid as a percentage of profits, tips, bonuses, fringe benefits, reimbursements and expense allowances) paid for the taxable year ending with or within the Plan Year. Compensation excludes amounts defined in Section 5.3(m)(2)(a)(i)-(iv) of the Plan. For a Self-Employed Individual covered under the Plan, Compensation shall mean a Participant's Earned Income.


   B. COVERED EMPLOYEES:

      The Plan is extended to all Employees of the Employer who meet the age and service requirement of Section III except (select none, one or both):


      1.     Union Employees who are included in a unit of employees
        -----
             covered by a collective bargaining agreement between the Employer and the employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees of the employer who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9(g) of the proposed regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.


      2.     Nonresident aliens who receive no earned income from the
        -----
             Employer which constitutes income from sources within the United States.


   C. ENTRY DATE


      Entry date shall mean (select one):


      1.     Single Entry Date on the first day of the
        -----
             Plan Year (select one):


          a.     Nearest to the date an Employee first meets the age and
            -----
                 service requirements.


          b.     In which an Employee first meets age and
            -----
                 service requirements.


      2.     Dual Entry Dates on the first day of the Plan Year and
        -----
             six (6) months later.


      3.     Multiple Entry Dates on the first day of the Plan Year and
        -----
             the first day of each month after an Employee first meets age and service requirements.


   D. HOURS OF SERVICE

      A Year of Service is ordinarily defined as 1000 Hours of Service. Hours of Service will be credited on the basis of actual hours for which an Employee is paid or entitled to be paid.


   E. SERVICE WITH A PREDECESSOR EMPLOYER

      Service for a predecessor employer, including service as a sole proprietor or partner (select one):


      1.     shall be taken into account for purposes of meeting the Years
        -----
             of Service requirements. (Check this option if predecessor employer maintained a plan.)

             Name of predecessor employer
                                          ----------------------------------


      2.     shall not be taken into account for purposes of meeting
        -----
             the Years of Service requirements.


   F. NORMAL RETIREMENT AGE


      Normal Retirement Age shall mean (select one):


      1.     age     (not to exceed age 65).
        -----   -----


      2.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation in the Plan.


      3.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation, but in no event later than the Participant's seventieth (70th) birthday.


      If a plan or the Employer sponsoring the Plan imposes a requirement that a Participant retire upon reaching a certain age, the Normal Retirement Age may not exceed the mandatory retirement age.


III. ELIGIBILITY AND PARTICIPATION

   Each Employee shall be eligible to participate upon meeting the following requirements:


   A. ATTAINED AGE ON ENTRY DATE (select one):


      1.     No age requirement (only service).
        -----


      2.     Minimum age     (Not more than 21).
        -----           -----


   B. LENGTH OF SERVICE ON ENTRY DATE (select one):


      1.     No Service requirement (only age).
        -----


      2.           years and     months of Service required. (Service cannot
        ----- -----         -----
             exceed one (1) year and zero (0) months if graded vesting is selected or two (2) years and zero (0) months if full and immediate vesting is selected.)


IV. CONTRIBUTIONS


   A. CONTRIBUTION FORMULA


      The Employer will contribute for each Participant who either completes more than 500 Hours of Service during the Plan Year or is employed on
      the last day of the Plan Year an amount equal to     % (base
                                                      -----
      contribution percentage, not less than 3%) of each Participant's Compensation as defined in section 5.3(m)(2) of the Plan for the Plan
      Year up to the integration level plus     % (not less than 3% and
                                           -----
      not to exceed the base contribution percentage by more than the lesser (1) the base contribution percentage, or (2) the money purchase maximum disparity rate) of each Participant's Compensation in excess of the integration level.


   B. INTEGRATION LEVEL
      The integration level shall be equal to the Taxable Wage Base or such lesser amount elected by the employer below. The Taxable Wage Base is the contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of the Plan Year. The integration level is equal to (select one):


      1.     Taxable Wage Base
        -----


      2.     $     (a dollar amount less than the Taxable Wage Base)
        ----- -----


      3.           % of Taxable Wage Base (not to exceed 100%)
        ----- -----


   C. ALLOCATION OF CONTRIBUTIONS


      1. Employer contributions calculated in IV.A. above shall be allocated to each Participant's Individual Account.


      2. Forfeitures, if any, shall be (select one):


         a.     Used to reduce Employer contributions
           -----


         b.     Allocated to each Participant's Individual Account in the
           -----
                same ratio as Employer contributions.


   D. MAXIMUM PROFIT SHARING DISPARITY RATE

      The maximum money purchase disparity rate is equal to the lesser of:


      1. 5.7%, or


      2. the applicable percentage determined in accordance with the table below:

         If the integration level

                                                          THE APPLICABLE
         IS MORE THAN          BUT NOT MORE THAN          PERCENTAGE IS:

            $0                       X*                        5.7%
             X*                   80% of TWB                   4.3%
          80% of TWB                 Y**                       5.4%


         *X = the greater of $10,000 or 20 percent of the TWB

         **Y = any amount more than 80% of the TWB but less than 100% of the TWB.

         TWB = Taxable Wage Base


         If the integration level used is equal to the Taxable Wage Base, the applicable percentage is 5.7%.


E. MINIMUM TOP-HEAVY ALLOCATIONS


      1. If this Plan becomes top-heavy, the required minimum contribution on behalf of each Participant shall be no less than three percent (3%) of the non-key Employee's Compensation.


      2. The minimum top-heavy allocation is required for each eligible Participant employed at the end of the year, regardless of the number of Hours of Service performed during the Plan Year.


      3. Do you now or have you ever had a defined benefit plan?


                 No
            -----


                 Yes (if yes, complete the following):
            -----

                 Present value: For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:


                 Interest rate          %
                              ----------


                 Mortality table
                                ---------


V. VESTING

   Service for vesting starts at date of employment. Subject to the provisions of Article IX of the Plan, the nonforfeitable percentage of a Participant's Account Balance derived from Employer contributions prior to attainment of Normal Retirement Age shall be (select one):


      1.     1OO% immediate vesting
        -----


      2.     100% vesting after three (3) Years of Service (if entry date is
        -----
             before one (1) year and zero (0) months)


      3.     Six-Year Graded Vesting
        -----


                YEARS OF SERVICE               VESTED PERCENTAGE

                    1                                  0%
                    2                                 20%
                    3                                 40%
                    4                                 60%
                    5                                 80%
                    6                                100%


VI. RETIREMENT BENEFITS


   A. JOINT AND SURVIVOR ANNUITY

      The percentage of the survivor annuity under Article VIII of the Plan shall be 50% of the amount of the annuity payable during the joint lives of the Participant and his or her Spouse unless a different percentage is elected on the line below.


                       % (not less than 50% nor greater than 100%)
                  -----


   B. EARLY RETIREMENT BENEFITS (select one):


      1.     Early Retirement not permitted.
        -----


      2.     A Participant may retire after attaining age     (not less than
        -----                                            -----
             55 nor greater than 64) and with at least     Years of
                                                      -----
             Service (not less than the number of years required for 100% vesting).


            If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of the age requirement.


   C. DISABILITY RETIREMENT BENEFITS (select one):


      1.     Permitted (If an Employee becomes disabled, he or she will
        -----
             be 100% immediately vested.)


      2.     Not permitted (If an Employee becomes disabled, vesting will be
        -----
             according to the vesting schedule selected in Section V.)


VII. LIFE INSURANCE

   In addition to the limitations on the purchase of life insurance set forth in Section 4.3 of the Plan, the minimum face amount of life insurance to be issued shall be $2500.


VIII. LOANS TO PARTICIPANTS


   A. Loans to Self-Employed Individuals and to more than 5% owners of a Subchapter S corporation are prohibited transactions unless an exemption is obtained from the Department of Labor (select one):


      1.     Loans shall not be allowed.
        -----


      2.     Loans shall be allowed
        -----


               a.     loan interest to be credited to Participant's
                 -----
                      Individual Account


               b.     loan interest treated as a Plan investment.
                 -----


   B. If loans are permitted, they must be made in accordance with the provisions of Article X of the Plan and in accordance with the following provisions or in accordance with a separate document containing these provisions as referenced below:


      1. Person or position authorized to administer the Participant loan program
                     -------------------------------------------------------
         -------------------------------------------------------------------

      2. Procedure for applying for loans
                                         -----------------------------------
         -------------------------------------------------------------------

      3. Basis on which loans will be approved or denied
                                                        --------------------
         -------------------------------------------------------------------

      4. Limitations (if any) on the types and amounts of loans offered
                                                                       -----
         -------------------------------------------------------------------

      5. Procedure for determining a reasonable rate of interest
                                                                ------------
         -------------------------------------------------------------------

      6. Types of collateral which may secure a Participant loan
                                                                ------------
         -------------------------------------------------------------------

      7. Events constituting default and the steps that will be taken to preserve plan assets in the event of default
                                                     -----------------------
         -------------------------------------------------------------------


IX.  SPECIAL LIMITATIONS ON ALLOCATIONS

   (The wording of the following provision should be read in connection with Section 5.3 where the Employer maintains certain other qualified plans.)


   Complete this Section only if you maintain or have ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant. You must also complete this Section if you maintain a welfare benefit fund, as defined in section 419(e) of the Code or an individual medical account, as defined in section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan. If you maintain(ed) such a Plan, failure to complete this Section may adversely affect the qualification of the Plans you maintain.

   Do you now or have you ever maintained one of the above described plans?


                 No
            -----


                 Yes (if yes, please complete the following):
            -----


                 A. If the Participant is covered under another qualified
                    defined contribution plan maintained by the Employer, other than a master or prototype plan (select one):


                    1.     The provisions of Section 5.3(e) through (j) of
                      -----
                           the Plan will apply as if the other plan were a master or prototype plan.


                    2.     Provide the method under which the plans will
                      -----
                           limit total Annual Additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes employer discretion.

                           -------------------------------------------------

                           -------------------------------------------------


                 B. If the participant is or ever has been a Participant in a defined benefit plan maintained by the Employer, provide the method under which the plan involved will satisfy the 1.0 limitation of section 415(e) of the code in a manner that precludes Employer discretion.

                    --------------------------------------------------------

                    --------------------------------------------------------


X. WAIVER OF MINIMUM FUNDING STANDARDS

   The Employer, if unable to satisfy the minimum funding standard for a given Plan Year, may apply to the Internal Revenue Service for a waiver of the minimum funding standard. If the waiver is granted, the adopting Employer may amend the Plan by adding overriding Plan provisions in the Adoption Agreement in the event of a waiver of the minimum funding deficiency. If the Employer amends the Plan to allow for a waiver of the minimum funding requirement of section 412(d) of the Code, the Employer will no longer participate in this prototype plan and the plan will be considered an individually designed plan. The Employer must apply for a determination letter from the appropriate Key District Director of Internal Revenue.


XI. RELIANCE ON OPINION LETTER

   The Internal Revenue Service has approved this Plan as a prototype. An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key Employees, as defined in section 419A(d)(3) of the Code, or an individual medical account, as defined in section 415(l)(2) of the Code) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his or her plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue.

   This Adoption Agreement may be used only in conjunction with Lutheran Brotherhood's basic Defined Contribution Plan and Trust, document #01.


XII. DECLARATIONS

   To establish the Trust, the initial contribution shall be credited as specified by the Employer. Future contributions shall be credited in accordance with the directions of the Employer. The Employer


      1. Acknowledges receipt of the current prospectus of any mutual fund which it has selected for investment of contributions to the Trust;

      2. Agrees to provide any Participant who contributes under the Trust a prospectus of any mutual fund in which his or her contributions may be invested;

      3. Agrees that any direction to the Trustee to invest a contribution in a particular mutual fund shall be a representation to the Trustee that the appropriate prospectus has been received and examined by the party making such contribution;

      4. Acknowledges receipt of the appropriate life insurance commission disclosure statements required for investment of Trust funds in life insurance Contracts;

      5. Agrees to file with the Internal Revenue Service and the Department of Labor all information as to any taxable or Plan Year which is required of the Employer to be filed with said agencies.



   This Adoption Agreement and related documents are important legal instruments with legal and tax implications for which neither the Sponsor nor the representative of the Sponsor can assume responsibility. The Sponsor urges the Employer to consult with its own attorney with regard to the adoption of this Plan and its suitability to the Employer. It is understood and agreed that neither the Trustees nor the Sponsor shall be responsible for the tax and legal aspects of the Trust, full responsibility for which is assumed by the undersigned Employer, which hereby states that it has consulted legal and tax counsel to the extent considered necessary.


   The undersigned Employer and Trustee consent to the exercise by the Sponsor of the right of amendment set forth in Section 15.2 of the Plan. Lutheran Brotherhood will inform the adopting Employer of any amendments made to the Plan or of discontinuance or abandonment of the Plan.


The Trust is signed this        day of                , 19    .
                        --------      ----------------    ----


------------------------------------------------------------
                    Name of Employer

By
   ---------------------------------------------------------
             Signature of authorized officer


   ---------------------------------------------------------
               Title of authorized officer



Appointment as Trustee accepted:


By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature



Appointment as Plan Administrator accepted:


------------------------------------------------------------
(To be signed by Plan Administrator if other than Employer.)


Sponsoring organization:

    Lutheran Brotherhood
    625 Fourth Avenue South
    Minneapolis, MN 55415
    (612) 340-7000

                INTEGRATED MONEY PURCHASE PLAN AND TRUST

                           ADOPTION AGREEMENT



The undersigned Employer and Trustees hereby establish the Pension Trust named below and the Employer hereby adopts this Prototype Money Purchase Plan and Trust, to be effective as of the date specified below, for the exclusive benefit of its Employees who qualify under the terms and conditions thereof. The Employer hereby selects the following specifications.

Instructions: Please complete every applicable item. Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.



I. GENERAL INFORMATION


   A. NAME OF PLAN


      This Plan shall be known as the
                                     ---------------------------------------
      Employees' Money Purchase Plan and Trust.


   B. EMPLOYER(S) AND RELATED INFORMATION (If more than one, list separately.)


      1. Employer:


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


         Controlled Business (also adopting this Plan):


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


      2. Form of Business (check one):


         a.     Regular Corporation           b.      S Corporation
           -----                                -----

         c.     Professional Corp. or Assoc.  d.      Partnership
           -----                                -----

         e.     Sole Proprietor               f.      Non-Profit Corporation
           -----                                -----

         g.     Other
           -----      ----------------------------------


      3. IRS Employer Identification Number:     --
                                            -- --  -- -- -- -- -- -- --


      4. Incorporation date or date business commenced:
                                                        --------------------

         Date predecessor business commenced:
                                              ------------------------------


      5. Employer's Federal income tax year:             to
                                            -------------   ----------------
                                              month/day         month/day


      6. Execution of this Adoption Agreement constitutes (Indicate appropriate paragraph):


            a.     A new plan (the initial adoption by the Employer).
              -----


            b.     An amendment and restatement.
              -----

                   This amendment, restatement or substitution shall not reduce the nonforfeitable interest of any Participant determined as of the day preceding the effective date of this Adoption Agreement; but Participants who retired or who terminated their employment with the Employer prior to the effective date of this agreement shall look solely to the Plan as it existed prior to the adoption of this amendment for their benefits, if any, provided under the Plan (except as provided in the Joint and Survivor Annuity requirements of Article VIII of this Plan).

                   Select one of the following:


                   i.      An amendment and restatement of an existing plan
                     -----
                          under this prototype to conform Plan to changes in the law.


                   ii.     A substitution for or conversion of an existing
                      -----
                           plan.

                           Information about an existing plan:

                           Name of Plan
                                       -------------------------------------

                                       -------------------------------------

                           Effective date of plan
                                                 ---------------------------

                           Letter Serial No. of IRS determination
                           letter
                                 -------------------------------------------

                           Date of IRS determination letter
                                                           -----------------


                   iii.    An amendment of this Adoption Agreement which was
                       ----
                           previously adopted by the Employer to make changes in optional provisions.


      7. The effective date of this Adoption Agreement or amendment shall be
                 -----------------------------------------------------------

         (The general effective date for an amendment and restatement after the Tax Reform Act of 1986 will be the first day of the Plan Year beginning in 1989.)


      8. The Plan Year as defined in Section 2.32 of the Plan shall be:

         The twelve (12) consecutive month period (normally the twelve (12) month period corresponding to the Employer's business year for
         income tax purposes) ending on                    and each
                                       --------------------
         anniversary thereof.


         The first Plan Year shall begin on                        , 19    .
                                            -----------------------    ----


      9. The Limitation Year as defined in Section 2.23 of the Plan shall be


            a.     The same as the Plan Year
              -----


            b.     The twelve (12) consecutive month period
              -----
                   commencing on
                                --------------------------------------------


   C. FIDUCIARIES: (Lutheran Brotherhood may not be named as a Plan Administrator, Trustee, Fiduciary or as an agent for service of legal process.)


      1. Employer appoints the following persons as Trustees (name two or more):


         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address


      2. Plan Administrator (select one):


         a.     Employer, or
           -----


         b.     Administrator designated by Employer
           -----


                i.     Individual Administrator
                  -----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address


                ii.    Administrative Committee
                   ----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address


      3. Agent for Service of Legal Process


         a. Agent (select one):


                i.     Employer
                  -----


                ii.    Trustee
                   ----


                iii.   Plan Administrator
                    ---


                iv.    Other
                   ----     ------------------------------------------------
                                                 Name


         b. Address:


                i.     Use Employer's address
                  -----


                ii.    Use Address below:
                   ----

                       -----------------------------------------------------
                                                     street address

                       -----------------------------------------------------
                                                     city, state, zip


II. DEFINITIONS


   A. COMPENSATION:

      Contributions to this Plan are based on a Participant's Compensation. For any Self-Employed Individual covered under this Plan, Compensation means Earned Income.


      1. Compensation as defined in Section 2.9 of the Plan will mean all of each Participant's (select one):


         a.     Section 415 safe-harbor Compensation
           -----



         b.     Section 3121(a) wages (wages subject to Social Security tax)
           -----

         c.     Section 3401(a) wages (wages subject to income tax)
           -----


      2. Which is actually paid to the Participant during (select one):


         a.     the Plan Year
           -----


         b.     the taxable year ending with or within the Plan Year
           -----


         c.     the Limitation Year ending with or within the Plan Year
           -----


      3. Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code (select one):


         a.     shall be included in Compensation
           -----


         b.     shall not be included in Compensation
           -----


   B. COVERED EMPLOYEES:

      The Plan is extended to all Employees of the Employer who meet the age and service requirement of Section III except (select none or those applicable):


      1.     The following job classifications are not covered (select
        -----
             those applicable):


                  a.     hourly pay
                    -----


                  b.     commission pay
                    -----


                  c.     salary pay
                    -----


                  d.     piecework pay
                    -----


                  e.     Employees under a comparable Employer plan.
                    -----
                         Specify plan
                                      -----------------------------------


             If any of these job classifications are not covered under this Plan, the Plan must still satisfy on a continuing basis the coverage tests of Code section 410(b), the anti-discrimination tests of Code section 401(a)(4) and the participation test of Code section 401(a)(26).


      2.     Union Employees who are included in a unit of employees covered
        -----
             by a collective bargaining agreement between the Employer and the employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees of the employer who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9(g) of the proposed regulations. For this purpose, the term "employee representatives does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.


      3.     Nonresident aliens who receive no earned income from the
        -----
             Employer which constitutes income from sources within the United States.


   C. ENTRY DATE

      Entry date shall mean (select one):


      1.     Single Entry Date on the first day of the
        -----
             Plan Year (select one):


          a.     Nearest to the date an Employee first meets the age and
            -----
                 service requirements.


          b.     In which an Employee first meets age and
            -----
                 service requirements.


      2.     Dual Entry Dates on the first day of the Plan Year and
        -----
             six (6) months later.


      3.     Multiple Entry Dates on the first day of the Plan Year and
        -----
             the first day of each month after an Employee first meets age and service requirements.


   D. HOURS OF SERVICE

      A Year of Service is ordinarily defined as 1000 Hours of Service. Hours of Service may be credited in a number of different ways. Select one of the methods listed below. The method selected will be applied to all Employees covered under the Plan.


      1.     On the basis of actual hours for which an Employee is paid or
        -----
             entitled to be paid.


      2.     On the basis of days worked:
        -----
             An Employee shall be credited with ten (10) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the day.


      3.     On the basis of weeks worked:
        -----
             An Employee shall be credited with forty-five (45) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the week.


      4.     On the basis of semi-monthly payroll periods:
        -----
             An Employee shall be credited with ninety-five (95) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.


      5.     On the basis of months worked:
        -----
             An Employee shall be credited with one hundred ninety (190) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the month.


   E. SERVICE WITH A PREDECESSOR EMPLOYER

      Service for a predecessor employer, including service as a sole proprietor or partner (select one):


      1.     shall be taken into account for purposes of meeting the Years
        -----
             of Service requirements. (Check this option if predecessor employer maintained a plan.)

             Name of predecessor employer
                                          ----------------------------------


      2.     shall not be taken into account for purposes of meeting
        -----
             the Years of Service requirements.


   F. NORMAL RETIREMENT AGE

      Normal Retirement Age shall mean (select one):


      1.     age     (not to exceed age 65).
        -----   -----


      2.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation in the Plan.


      3.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation, but in no event later than the Participant's seventieth (70th) birthday.


      If a plan or the Employer sponsoring the Plan imposes a requirement that a Participant retire upon reaching a certain age, the Normal Retirement Age may not exceed the mandatory retirement age.


III. ELIGIBILITY AND PARTICIPATION

   Each Employee shall be eligible to participate upon meeting the following requirements:


   A. ATTAINED AGE ON ENTRY DATE (select one):


      1.     No age requirement (only service).
        -----


      2.     Minimum age     (Not more than 21).
        -----           -----


   B. LENGTH OF SERVICE ON ENTRY DATE (select one):


      1.     No Service requirement (only age).
        -----


      2.           years and     months of Service required. (Service cannot
        ----- -----         -----
             exceed one (1) year and zero (0) months if graded vesting is selected or two (2) years and zero (0) months if full and immediate vesting is selected.)


IV. CONTRIBUTIONS


   A. CONTRIBUTION FORMULA


      The Employer will contribute an amount equal to     % (base
                                                     -----
      contribution percentage, not less than 3%) of each Participant's Compensation as defined in Section 5.3(m)(2) of the Plan for the Plan
      Year up to the integration level plus     % (not less than 3% and not
                                           -----
      to exceed the base contribution percentage by more than the lesser of: (1) the base contribution percentage, or (2) the money purchase maximum disparity rate) of each Participant's Compensation in excess of the integration level.


   B. INTEGRATION LEVEL

      The integration level shall be equal to the Taxable Wage Base or such lesser amount elected by the Employer below. The Taxable Wage Base is the contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of the Plan Year. The integration level is equal to (select one):


      1.     Taxable Wage Base
        -----


      2.     $     (a dollar amount less than the Taxable Wage Base)
        ----- -----


      3.           % of Taxable Wage Base (not to exceed 100%)
        ----- -----


   C. ALLOCATION OF CONTRIBUTIONS AND FORFEITURES


      1. Employer Contributions calculated by the formula in IV.A. above shall be allocated to each Participant's Individual Account.


      2. Forfeitures, if any, shall be (select one):


         a.     Used to reduce Employer contributions.
           -----


         b.     Allocated to each Participant's Individual Account by the
           -----
                formula in Section IV.A. above.


   D. MAXIMUM MONEY PURCHASE DISPARITY RATE

      The maximum money purchase disparity rate is equal to the lesser of:


      1. 5.7%, or


      2. the applicable percentage determined in accordance with the table below.

            If the integration level:

                                                              THE APPLICABLE
               IS MORE THAN         BUT NOT MORE THAN         PERCENTAGE IS:

                   $0                      X*                      5.7%
                   X*                  80% of TWB                  4.3%
                80% of TWB                 Y**                     5.4%


                 *X = the greater of $10,000 or 20 percent of the TWB.

                 **Y = any amount more than 80% of the TWB but less than 100% of the TWB.

                 TWB = Taxable Wage Base


      If the integration level used is equal to the Taxable Wage Base, the applicable percentage is 5.7%.


   E. TERMINATED PARTICIPANTS

      Participants who terminate employment for other than death, disability, or retirement before the end of the Plan Year but after completion of 1000 Hours of Service (select one):


      1.     shall share in Employer contributions
        -----


      2.     shall not share in Employer contributions for Plan Year in
        -----
             which termination occurred. (Selection of this option could be considered discriminatory or lead to Plan disqualification in some cases.)


   F. MINIMUM TOP-HEAVY ALLOCATIONS


      1. If this Plan becomes top-heavy, the required minimum contribution on behalf of each Participant shall be provided under (select one):


         a.     this Plan
           -----


         b.     another qualified Plan maintained by the Employer in which
           -----
                the Participants in this Plan also participate.


      2. If more than one qualified plan is maintained by the Employer, for purposes of minimum top-heavy allocations as explained in
         Section 11.3 of the Plan, contributions and Forfeitures equal
         to     % of each non-key Employee's Compensation will be allocated
           -----
         to the Employee's individual Account when the Plan is top-heavy.


         The minimum top-heavy allocation is required for each eligible Participant employed at the end of the year, regardless of the number of Hours of Service performed during the Plan Year.


      3. Do you now or have you ever had a defined benefit plan?


                 No
            -----


                 Yes (if yes, complete the following):
            -----

                 Present value: For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:


                 Interest rate        %
                              --------


                 Mortality table
                                -------


V. VESTING


   A. Subject to the provisions of Article IX of the Plan, the nonforfeitable percentage of a Participant's Account Balance derived from Employer contributions prior to attainment of Normal Retirement Age ,shall be (select one):


      1.     100% immediate vesting (satisfies top-heavy requirement; must
        -----
             be selected if service of more than one (1) year is required for vesting)


      2.     100% vesting after three (3) Years of Service (satisfies
        -----
             top-heavy requirement)


      3.     100% vesting after five (5) Years of Service
        -----


      4.     Six-Year Graded Vesting (satisfies top-heavy requirement)
        -----


                YEARS OF SERVICE               VESTED PERCENTAGE

                    1                                  0%
                    2                                 20%
                    3                                 40%
                    4                                 60%
                    5                                 80%
                    6                                100%


      5.     Two to Seven year graded vesting.
        -----


                YEARS OF SERVICE               VESTED PERCENTAGE

                    1                                  0%
                    2                                  0%
                    3                                 20%
                    4                                 40%
                    5                                 60%
                    6                                 80%
                    7                                100%


      6.     Vesting shall be     % after     years, then yearly increase
        -----                -----       -----
             of     % for     year(s) and     % thereafter for
               -----     -----           -----
             each year until 100% vested. (Vesting selected under this option must be at least as favorable as provided by the other above options.


   B. In accordance with Section 2.44 of the Plan, service for vesting for purposes of calculating the Participant's nonforfeitable percentage shall include all Years of Service except service disregarded under
      Section 9.9 of the Plan and service (check if applicable):


      1.     Service prior to the effective date of this Plan or
        -----
             Predecessor Plan.


      2.     Service prior to the Participant's attainment of
        -----
             age     (not exceeding 18 years).
                -----


VI. RETIREMENT BENEFITS


   A. JOINT AND SURVIVOR ANNUITY

      The percentage of the survivor annuity under Article VIII of the Plan shall be 50% of the amount of the annuity payable during the joint lives of the Participant and his or her Spouse unless a different percentage is elected on the line below.


                       % (not less than 50% nor greater than 100%)
                  -----


   B. EARLY RETIREMENT BENEFITS (select one):


      1.     Early Retirement not permitted.
        -----


      2.     A Participant may retire after attaining age     (not less than
        -----                                            -----
             55 nor greater than 64) and with at least     Years of
                                                      -----
             Service (not less than the number of years required for 100% vesting).

            If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age requirement.


   C. DISABILITY RETIREMENT BENEFITS (select one):


      1.     Permitted (If an Employee becomes disabled, he or she will
        -----
             be 100% immediately vested.)


      2.     Not permitted (If an Employee becomes disabled, vesting will be
        -----
             according to the vesting schedule selected in Section V.)


VII. LIFE INSURANCE

   In addition to the limitations on the purchase of life insurance set forth in Section 4.3 of the Plan, the minimum face amount of life insurance to be issued shall be $2500.


VIII. LOANS TO PARTICIPANTS


   A. Loans to Self-Employed Individuals and to more than 5% owners of a Subchapter S corporation are prohibited transactions unless an exemption is obtained from the Department of Labor.

      Select one of the following:


      1.     Loans shall not be allowed.
        -----


      2.     Loans shall be allowed
        -----


               a.     loan interest to be credited to Participant's
                 -----
                      Individual Account


               b.     loan interest treated as a Plan investment.
                 -----


   B. If loans are permitted, they must be made in accordance with the provisions of Article X of the Plan and in accordance with the following provisions in accordance with a separate document containing these provisions as referenced below:


      1. Person or position authorized to administer the Participant loan program
                     -------------------------------------------------------
         -------------------------------------------------------------------

      2. Procedure for applying for loans
                                         -----------------------------------
         -------------------------------------------------------------------

      3. Basis on which loans will be approved or denied
                                                        --------------------
         -------------------------------------------------------------------

      4. Limitations (if any) on the types and amounts of loans offered
                                                                       -----
         -------------------------------------------------------------------

      5. Procedure for determining a reasonable rate of interest
                                                                ------------
         -------------------------------------------------------------------

      6. Types of collateral which may secure a Participant loan
                                                                ------------
         -------------------------------------------------------------------

      7. Events constituting default and the steps that will be taken to preserve plan assets in the event of default
                                                     -----------------------
         -------------------------------------------------------------------


IX.  SPECIAL LIMITATIONS ON ALLOCATIONS

   (The wording of the following provision should be read in connection with Section 5.3 where the Employer maintains certain other qualified plans.)


   Complete this Section only if you maintain or have ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant. You must also complete this Section if you maintain a welfare benefit fund, as defined in section 419(e) of the Code or an individual medical account, as defined in section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan. If you maintain(ed) such a Plan, failure to complete this Section may adversely affect the qualification of the Plans you maintain.

   Do you now or have you ever maintained one of the above described plans?


                 No
            -----


                 Yes (if yes, please complete the following):
            -----


                 A. If the Participant is covered under another qualified
                    defined contribution plan maintained by the Employer, other than a master or prototype plan (select one):


                    1.     The provisions of Section 5.3(e) through (j) of
                      -----
                           the Plan will apply as if the other plan were a master or prototype plan.


                    2.     The plans will limit total Annual Additions to
                      -----
                           the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes employer discretion in the following manner:

                           -------------------------------------------------

                           -------------------------------------------------


                 B. If the participant is or ever has been a Participant in a defined benefit plan maintained by the Employer, the plan involved will satisfy the 1.0 limitation of section 415(e) of the code in a manner that precludes Employer discretion in the following manner:

                    --------------------------------------------------------

                    --------------------------------------------------------


X. WAIVER OF MINIMUM FUNDING STANDARDS

   The Employer, if unable to satisfy the minimum funding standard for a given Plan Year, may apply to the Internal Revenue Service for a waiver of the minimum funding standard. If the waiver is granted, the adopting Employer may amend the Plan by adding overriding Plan provisions in the Adoption Agreement in the event of a waiver of the minimum funding deficiency. If the Employer amends the Plan to allow for a waiver of the minimum funding requirement of section 412(d) of the Code, the Employer will no longer participate in this prototype plan and the plan will be considered an individually designed plan. The Employer must apply for a determination letter from the appropriate Key District Director of Internal Revenue.


XI. RELIANCE ON OPINION LETTER

   The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Code. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate key district office of the Internal Revenue Service for a determination letter.

   This Adoption Agreement may be used only in conjunction with Lutheran Brotherhood's basic Defined Contribution Plan and Trust, document #01.


XII. DECLARATIONS

   To establish the Trust, the initial contribution shall be credited as specified by the Employer. Future contributions shall be credited in accordance with the directions of the Employer. The Employer


      1. Acknowledges receipt of the current prospectus of any mutual fund which it has selected for investment of contributions to the Trust;

      2. Agrees to provide any Participant who contributes under the Trust a prospectus of any mutual fund in which his or her contributions may be invested;

      3. Agrees that any direction to the Trustee to invest a contribution in a particular mutual fund shall be a representation to the Trustee that the appropriate prospectus has been received and examined by the party making such contribution;

      4. Acknowledges receipt of the appropriate life insurance commission disclosure statements required for investment of Trust funds in life insurance Contracts;

      5. Agrees to file with the Internal Revenue Service and the Department of Labor all information as to any taxable or Plan Year which is required of the Employer to be filed with said agencies.



   This Adoption Agreement and related documents are important legal instruments with legal and tax implications for which neither the Sponsor nor the representative of the Sponsor can assume responsibility. The Sponsor urges the Employer to consult with its own attorney with regard to the adoption of this Plan and its suitability to the Employer. It is understood and agreed that neither the Trustees nor the Sponsor shall be responsible for the tax and legal aspects of the Trust, full responsibility for which is assumed by the undersigned Employer, which hereby states that it has consulted legal and tax counsel to the extent considered necessary.


   The undersigned Employer and Trustee consent to the exercise by the Sponsor of the right of amendment set forth in Section 15.2 of the Plan. Lutheran Brotherhood will inform the adopting Employer of any amendments made to the Plan or of discontinuance or abandonment of the Plan.


The Trust is signed this        day of                , 19    .
                        --------      ----------------    ----


------------------------------------------------------------
                    Name of Employer

By
   ---------------------------------------------------------
             Signature of authorized officer


   ---------------------------------------------------------
               Title of authorized officer



Appointment as Trustee accepted:


By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature



Appointment as Plan Administrator accepted:



------------------------------------------------------------
(To be signed by Plan Administrator if other than Employer.)


Sponsoring organization:

    Lutheran Brotherhood
    625 Fourth Avenue South
    Minneapolis, MN 55415
    (612) 340-7000

                NONINTEGRATED MONEY PURCHASE PLAN AND TRUST

                            ADOPTION AGREEMENT



The undersigned Employer and Trustees hereby establish the Pension Trust named below and the Employer hereby adopts this Prototype Money Purchase Plan and Trust, to be effective as of the date specified below, for the exclusive benefit of its Employees who qualify under the terms and conditions thereof. The Employer hereby selects the following specifications.

Instructions: Please complete every applicable item. Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.



I. GENERAL INFORMATION


   A. NAME OF PLAN


      This Plan shall be known as the
                                     ---------------------------------------
      Employees' Money Purchase Plan and Trust.


   B. EMPLOYER(S) AND RELATED INFORMATION (If more than one, list separately.)


      1. Employer:


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


         Controlled Business (also adopting this Plan):


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


      2. Form of Business (check one):


         a.     Regular Corporation           b.      S Corporation
           -----                                -----

         c.     Professional Corp. or Assoc.  d.      Partnership
           -----                                -----

         e.     Sole Proprietor               f.      Non-Profit Corporation
           -----                                -----

         g.     Other
           -----      ----------------------------------


      3. IRS Employer Identification Number:     --
                                            -- --  -- -- -- -- -- -- --


      4. Incorporation date or date business commenced:
                                                        --------------------

         Date predecessor business commenced:
                                              ------------------------------


      5. Employer's Federal income tax year:             to
                                            -------------   ----------------
                                              month/day         month/day


      6. Execution of this Adoption Agreement constitutes (Indicate appropriate paragraph):


            a.     A new plan (the initial adoption by the Employer).
              -----


            b.     An amendment and restatement.
              -----

                   This amendment, restatement or substitution shall not reduce the nonforfeitable interest of any Participant determined as of the day preceding the effective date of this Adoption Agreement; but Participants who retired or who terminated their employment with the Employer prior to the effective date of this agreement shall look solely to the Plan as it existed prior to the adoption of this amendment for their benefits, if any, provided under the Plan (except as provided in the Joint and Survivor Annuity requirements of Article VIII of this Plan).

                   Select one of the following:


                   i.      An amendment and restatement of an existing plan
                     -----
                          under this prototype to conform Plan to changes in the law.


                   ii.     A substitution for or conversion of an existing
                      -----
                           plan.

                           Information about an existing plan:

                           Name of Plan
                                       -------------------------------------

                                       -------------------------------------

                           Effective date of plan
                                                 ---------------------------

                           Letter Serial No. of IRS determination
                           letter
                                 -------------------------------------------

                           Date of IRS determination letter
                                                           -----------------


                   iii.    An amendment of this Adoption Agreement which was
                       ----
                           previously adopted by the Employer to make changes in optional provisions.


      7. The effective date of this Adoption Agreement or amendment shall be
                 -----------------------------------------------------------

         (The general effective date for an amendment and restatement after the Tax Reform Act of 1986 will be the first day of the Plan Year beginning in 1989.)


      8. The Plan Year as defined in Section 2.32 of the Plan shall be:


         The twelve (12) consecutive month period (normally the twelve (12) month period corresponding to the Employer's business year for
         income tax purposes) ending on                    and each
                                       --------------------
         anniversary thereof.


         The first Plan Year shall begin on                        , 19    .
                                            -----------------------    ----


      9. The Limitation Year as defined in Section 2.23 of the Plan shall be


            a.     The same as the Plan Year
              -----


            b.     The twelve (12) consecutive month period
              -----
                   commencing on
                                --------------------------------------------


   C. FIDUCIARIES: (Lutheran Brotherhood may not be named as a Plan Administrator, Trustee, Fiduciary or as an agent for service of legal process.)


      1. Employer appoints the following persons as Trustees (name two or more):


         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address


      2. Plan Administrator (select one):


         a.     Employer, or
           -----


         b.     Administrator designated by Employer
           -----


                i.     Individual Administrator
                  -----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address


                ii.    Administrative Committee
                   ----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address


      3. Agent for Service of Legal Process


         a. Agent (select one):


                i.     Employer
                  -----


                ii.    Trustee
                   ----


               iii.    Plan Administrator
                   ----


                iv.    Other
                   ----     ------------------------------------------------
                                                 Name


         b. Address:


                i.     Use Employer's address
                  -----


                ii.    Use Address below:
                   ----

                       -----------------------------------------------------
                                                     street address

                       -----------------------------------------------------
                                                     city, state, zip


II. DEFINITIONS


   A. COMPENSATION:


      Contributions to this Plan are based on a Participant's Compensation. For any Self-Employed Individual covered under this Plan, Compensation means Earned Income.


      1. Compensation as defined in Section 2.9 of the Plan will mean all of each Participant's (select one):


         a.     Section 415 safe-harbor Compensation
           -----


         b.     Section 3121(a) wages (wages subject to Social Security tax)
           -----


         c.     Section 3401(a) wages (wages subject to income tax)
           -----


      2. Which is actually paid to the Participant during the following period (select one):


         a.     the Plan Year
           -----


         b.     the taxable year ending with or within the Plan Year
           -----


         c.     the Limitation Year ending with or within the Plan Year
           -----


      3. Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code (select one):


         a.     shall be included in Compensation
           -----


         b.     shall not be included in Compensation
           -----


   B. COVERED EMPLOYEES:

      The Plan is extended to all Employees of the Employer who meet the age and service requirement of Section III except (select none or those applicable):


      1.     The following job classifications are not covered (select
        -----
             those applicable):


                  a.     hourly pay
                    -----


                  b.     commission pay
                    -----


                  c.     salary pay
                    -----


                  d.     piecework pay
                    -----


                  e.     Employees under a comparable Employer plan.
                    -----
                         Specify plan
                                      -----------------------------------


             If any of these job classifications are not covered under this Plan, the Plan must still satisfy on a continuing basis the coverage tests of Code section 410(b), the antidiscrimination tests of 401(a)(4) and the participation test of 401(a)(26).


      2.     Union Employees who are included in a unit of employees covered
        -----
             by a collective bargaining agreement between the Employer and the employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees of the employer who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9(g) of the proposed regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.


      3.     Nonresident aliens who receive no earned income from the
        -----
             Employer which constitutes income from sources within the United States.


   C. ENTRY DATE

      Entry date shall mean (select one):


      1.     Single Entry Date on the first day of the
        -----
             Plan Year (select one):


          a.     Nearest to the date an Employee first meets the age and
            -----
                 service requirements.


          b.     In which an Employee first meets age and
            -----
                 service requirements.


      2.     Dual Entry Dates on the first day of the Plan Year and
        -----
             six (6) months later.


      3.     Multiple Entry Dates on the first day of the Plan Year and
        -----
             the first day of each month after an Employee first meets age and service requirements.


   D. HOURS OF SERVICE

      A Year of Service is ordinarily defined as 1000 Hours of Service. Hours of Service may be credited in a number of different ways. Select one of the methods listed below. The method selected will be applied to all Employees covered under the Plan.


      1.     On the basis of actual hours for which an Employee is paid or
        -----
             entitled to be paid.


      2.     On the basis of days worked:
        -----
             An Employee shall be credited with ten (10) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the day.


      3.     On the basis of weeks worked:
        -----
             An Employee shall be credited with forty-five (45) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the week.


      4.     On the basis of semi-monthly payroll periods:
        -----
             An Employee shall be credited with ninety-five (95) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.


      5.     On the basis of months worked:
        -----
             An Employee shall be credited with one hundred ninety (190) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the month.


   E. SERVICE WITH A PREDECESSOR EMPLOYER

      Service for a predecessor employer, including service as a sole proprietor or partner (select one):


      1.     shall be taken into account for purposes of meeting the Years
        -----
             of Service requirements. (Check this option if predecessor employer maintained a plan.)

             Name of predecessor employer
                                          ----------------------------------


      2.     shall not be taken into account for purposes of meeting the
        -----
             Years of Service requirements.


   F. NORMAL RETIREMENT AGE

      Normal Retirement Age shall mean (select one):


      1.     age     (not to exceed age 65).
        -----   -----


      2.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation in the Plan.


      3.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation, but in no event later than the Participant's seventieth (70th) birthday.


      If a plan or the Employer sponsoring the Plan imposes a requirement that a Participant retire upon reaching a certain age, the Normal Retirement Age may not exceed the mandatory retirement age.


III. ELIGIBILITY AND PARTICIPATION

   Each Employee shall be eligible to participate upon meeting the following requirements:


   A. ATTAINED AGE ON ENTRY DATE (select one):


      1.     No age requirement (only service).
        -----


      2.     Minimum age     (Not more than 21).
        -----           -----


   B. LENGTH OF SERVICE ON ENTRY DATE (select one):


      1.     No Service requirement (only age).
        -----


      2.           years and     months of Service required. (Service cannot
        ----- -----         -----
             exceed one (1) year and zero (0) months if graded vesting is selected or two (2) years and zero (0) months if full and immediate vesting is selected.)


IV. CONTRIBUTIONS


   A. CONTRIBUTION FORMULA


      The Employer will contribute an amount equal to     % (not to
                                                     -----
      exceed 25%) of each Participant's Compensation.


   B. ALLOCATION OF CONTRIBUTIONS AND FORFEITURES


      1. Employer Contributions calculated by the formula set forth in IV.A. above shall be allocated to each Participant's Individual Account.


      2. Forfeitures, if any, shall be (select one):


         a.     Used to reduce Employer contributions.
           -----


         b.     Allocated to each Participant's Individual Account by the
           -----
                formula in Section IV.A. above.


   C. TERMINATED PARTICIPANTS

      Participants who terminate employment for other than death, disability, or retirement before the end of the Plan Year but after completion of 1000 Hours of Service (select one):


      1.     shall share in Employer contributions for the Plan Year in
        -----
             which termination occurred.


      2.     shall not share in Employer contributions for Plan Year in
        -----
             which termination occurred. (Selection of this option could be considered discriminatory or lead to Plan disqualification in some cases.)


   C. MINIMUM TOP-HEAVY ALLOCATIONS


      1. If this Plan becomes top-heavy, the required minimum contribution on behalf of each Participant shall be provided under (select one):


         a.     this Plan
           -----


         b.     another qualified Plan maintained by the Employer in which
           -----
                the Participants in this Plan also participate.


      2. If more than one qualified plan is maintained by the Employer, for purposes of minimum top-heavy allocations as explained in
         Section 11.3 of the Plan, contributions and Forfeitures equal
         to     % of each non-key Employee's Compensation will be allocated
           -----
         to the Employee's individual Account when the Plan is top-heavy.

         The minimum top-heavy allocation is required for each eligible Participant employed at the end of the year, regardless of the number of Hours of Service performed during the Plan Year.


      3. Do you now or have you ever had a defined benefit plan?


                 No
            -----


                 Yes (if yes, complete the following):
            -----

                 Present value: For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:


                 Interest rate        %
                              --------


                 Mortality table
                                -------


V. VESTING


   A. Subject to the provisions of Article IX of the Plan, the nonforfeitable percentage of a Participant's Account Balance derived from Employer contributions prior to attainment of Normal Retirement Age ,shall be (select one):


      1.     100% immediate vesting (satisfies top-heavy requirement; must
        -----
             be selected if service of more than one (1) year is required for vesting)


      2.     100% vesting after three (3) Years of Service (satisfies
        -----
             top-heavy requirement)


      3.     100% vesting after five (5) Years of Service
        -----


      4.     Six-Year Graded Vesting (satisfies top-heavy requirement)
        -----


                YEARS OF SERVICE               VESTED PERCENTAGE

                    1                                  0%
                    2                                 20%
                    3                                 40%
                    4                                 60%
                    5                                 80%
                    6                                100%


      5.     Two to Seven-Year Vesting.
        -----


                YEARS OF SERVICE               VESTED PERCENTAGE

                    1                                  0%
                    2                                  0%
                    3                                 20%
                    4                                 40%
                    5                                 60%
                    6                                 80%
                    7                                100%


      6.     Vesting shall be     % after     years, then yearly increase
        -----                -----       -----
             of     % for     year(s) and     % thereafter for
               -----     -----           -----
             each year until 100% vested. Vesting selected under this option must be at least as favorable as provided by the other above options.


   B. In accordance with Section 2.44 of the Plan, service for vesting for purposes of calculating the Participant's nonforfeitable percentage shall include all Years of Service except service disregarded under
      Section 9.9 of the Plan and service (check if applicable):


      1.     Service prior to the effective date of this Plan or
        -----
             Predecessor Plan.


      2.     Service prior to the Participant's attainment of
        -----
             age     (not exceeding 18 years).
                -----


VI. RETIREMENT BENEFITS


   A. JOINT AND SURVIVOR ANNUITY

      The percentage of the survivor annuity under Article VIII of the Plan shall be 50% of the amount of the annuity payable during the joint lives of the Participant and his or her Spouse unless a different percentage is elected on the line below.


                       % (not less than 50% nor greater than 100%)
                  -----


   B. EARLY RETIREMENT BENEFITS (select one):


      1.     Early Retirement not permitted.
        -----


      2.     A Participant may retire after attaining age     (not less than
        -----                                            -----
             55 nor greater than 64) and with at least     Years of
                                                      -----
             Service (not less than the number of years required for 100% vesting).

            If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age requirement.


   C. DISABILITY RETIREMENT BENEFITS (select one):


      1.     Permitted (If an Employee becomes disabled, he or she will
        -----
             be 100% immediately vested.)


      2.     Not permitted (If an Employee becomes disabled, vesting will be
        -----
             according to the vesting schedule selected in Section V.)


VII. LIFE INSURANCE

   In addition to the limitations on the purchase of life insurance set forth in Section 4.3 of the Plan, the minimum face amount of life insurance to be issued shall be $2500.


VIII. LOANS TO PARTICIPANTS


   A. Loans to self-employed individuals and to more than 5% owners of a Subchapter S corporation are prohibited transactions unless an exemption is obtained from the Department of Labor.

      Select one of the following:


      1.     Loans shall not be allowed.
        -----


      2.     Loans shall be allowed
        -----


               a.     loan interest to be credited to Participant's
                 -----
                      Individual Account


               b.     loan interest treated as a Plan investment.
                 -----


   B. If loans are permitted, they must be made in accordance with the provisions of Article X of the Plan and in accordance with the following provisions or in accordance with a separate document containing these provisions as referenced below:


      1. Person or position authorized to administer the Participant loan program
                     -------------------------------------------------------
         -------------------------------------------------------------------

      2. Procedure for applying for loans
                                         -----------------------------------
         -------------------------------------------------------------------

      3. Basis on which loans will be approved or denied
                                                        --------------------
         -------------------------------------------------------------------

      4. Limitations (if any) on the types and amounts of loans offered
                                                                       -----
         -------------------------------------------------------------------

      5. Procedure for determining a reasonable rate of interest
                                                                ------------
         -------------------------------------------------------------------

      6. Types of collateral which may secure a Participant loan
                                                                ------------
         -------------------------------------------------------------------

      7. Events constituting default and the steps that will be taken to preserve plan assets in the event of default
                                                     -----------------------
         -------------------------------------------------------------------


IX.  SPECIAL LIMITATIONS ON ALLOCATIONS

   (The wording of the following provision should be read in connection with Section 5.3 where the Employer maintains certain other qualified plans.)


   Complete this Section only if you maintain or have ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant. You must also complete this Section if you maintain a welfare benefit fund, as defined in section 419(e) of the Code or an individual medical account, as defined in section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan. If you maintain(ed) such a Plan, failure to complete this Section may adversely affect the qualification of the Plans you maintain.

   Do you now or have you ever maintained one of the above described plans?


                 No
            -----


                 Yes (if yes, please complete the following):
            -----


                 A. If the Participant is covered under another qualified
                    defined contribution plan maintained by the Employer, other than a master or prototype plan (select one):

                         The provisions of Section 5.3(e) through (j) of the
                    -----
                         Plan will apply as if the other plan were a master or prototype plan.

                         The plans will limit total Annual Additions to the
                    -----
                         maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes employer discretion in the following manner:

                         ---------------------------------------------------

                         ---------------------------------------------------


                 B. If the participant is or ever has been a Participant in a defined benefit plan maintained by the Employer, the plan involved will satisfy the 1.0 limitation of section 415(e) of the code in a manner that precludes Employer discretion in the following manner:

                    --------------------------------------------------------


X. WAIVER OF MINIMUM FUNDING STANDARDS

   The Employer, if unable to satisfy the minimum funding standard for a given Plan Year, may apply to the Internal Revenue Service for a waiver of the minimum funding standard. If the waiver is granted, the adopting Employer may amend the Plan by adding overriding Plan provisions in the Adoption Agreement in the event of a waiver of the minimum funding deficiency. If the Employer amends the Plan to allow for a waiver of the minimum funding requirement of section 412(d) of the Code, the Employer will no longer participate in this prototype plan and the plan will be considered an individually designed plan. The Employer must apply for a determination letter from the appropriate Key District Director of Internal Revenue.


XI. RELIANCE ON OPINION LETTER

   The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under section 401 of the Code. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate key district office of the Internal Revenue Service for a determination letter.

   This Adoption Agreement may be used only in conjunction with Lutheran Brotherhood's basic Defined Contribution Plan and Trust, document #01.


XII. DECLARATIONS

   To establish the Trust, the initial contribution shall be credited as specified by the Employer. Future contributions shall be credited in accordance with the directions of the Employer. The Employer


      1. Acknowledges receipt of the current prospectus of any mutual fund which it has selected for investment of contributions to the Trust;

      2. Agrees to provide any Participant who contributes under the Trust a prospectus of any mutual fund in which his or her contributions may be invested;

      3. Agrees that any direction to the Trustee to invest a contribution in a particular mutual fund shall be a representation to the Trustee that the appropriate prospectus has been received and examined by the party making such contribution;

      4. Acknowledges receipt of the appropriate life insurance commission disclosure statements required for investment of Trust funds in life insurance Contracts;

      5. Agrees to file with the Internal Revenue Service and the Department of Labor all information as to any taxable or Plan Year which is required of the Employer to be filed with said agencies.



   This Adoption Agreement and related documents are important legal instruments with legal and tax implications for which neither the Sponsor nor the representative of the Sponsor can assume responsibility. The Sponsor urges the Employer to consult with its own attorney with regard to the adoption of this Plan and its suitability to the Employer. It is understood and agreed that neither the Trustees nor the Sponsor shall be responsible for the tax and legal aspects of the Trust, full responsibility for which is assumed by the undersigned Employer, which hereby states that it has consulted legal and tax counsel to the extent considered necessary.


   The undersigned Employer and Trustee consent to the exercise by the Sponsor of the right of amendment set forth in Section 15.2 of the Plan. Lutheran Brotherhood will inform the adopting Employer of any amendments made to the Plan or of discontinuance or abandonment of the Plan.


The Trust is signed this        day of                , 19    .
                        --------      ----------------    ----


------------------------------------------------------------
                    Name of Employer

By
   ---------------------------------------------------------
             Signature of authorized officer


   ---------------------------------------------------------
               Title of authorized officer



Appointment as Trustee accepted:


By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature



Appointment as Plan Administrator accepted:


------------------------------------------------------------
(To be signed by Plan Administrator if other than Employer.)


Sponsoring organization:

    Lutheran Brotherhood
    625 Fourth Avenue South
    Minneapolis, MN 55415
    (612) 340-7000

                NONINTEGRATED PROFIT SHARING PLAN AND TRUST

                             ADOPTION AGREEMENT



The undersigned Employer and Trustees hereby establish the Profit Sharing Trust named below and the Employer hereby adopts this Prototype Profit Sharing Plan and Trust, to be effective as of the date specified below, for the exclusive benefit of its Employees who qualify under the terms and conditions thereof. The Employer hereby selects the following specifications.

Instructions: Please complete every applicable item. Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.



I. GENERAL INFORMATION


   A. NAME OF PLAN


      This Plan shall be known as the
                                     ---------------------------------------
      Employees' Profit Sharing Plan and Trust.


   B. EMPLOYER(S) AND RELATED INFORMATION (If more than one, list separately.)


      1. Employer:


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


         Controlled Business (also adopting this Plan):


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


      2. Form of Business (check one):


         a.     Regular Corporation           b.      S Corporation
           -----                                -----

         c.     Professional Corp. or Assoc.  d.      Partnership
           -----                                -----

         e.     Sole Proprietor               f.      Non-Profit Corporation
           -----                                -----

         g.     Other
           -----      ----------------------------------


      3. IRS Employer Identification Number:     --
                                            -- --  -- -- -- -- -- -- --


      4. Incorporation date or date business commenced:
                                                        --------------------

         Date predecessor business commenced:
                                              ------------------------------


      5. Employer's Federal income tax year:             to
                                            -------------   ----------------
                                              month/day         month/day


      6. Execution of this Adoption Agreement constitutes (Indicate appropriate paragraph):


            a.     A new plan (the initial adoption by the Employer).
              -----


            b.     An amendment and restatement.
              -----

                   This amendment, restatement or substitution shall not reduce the nonforfeitable interest of any Participant determined as of the day preceding the effective date of this Adoption Agreement; but Participants who retired or who terminated their employment with the Employer prior to the effective date of this agreement shall look solely to the Plan as it existed prior to the adoption of this amendment for their benefits, if any, provided under the Plan (except as provided in the Joint and Survivor Annuity requirements of Article VIII of this Plan).

                   Select one of the following:


                   i.      An amendment and restatement of an existing plan
                     -----
                          under this prototype to conform Plan to changes in the law.


                   ii.     A substitution for or conversion of an existing
                      -----
                           plan.

                           Information about an existing plan:

                           Name of Plan
                                       -------------------------------------

                                       -------------------------------------

                           Effective date of plan
                                                 ---------------------------

                           Letter Serial No. of IRS determination
                           letter
                                 -------------------------------------------

                           Date of IRS determination letter
                                                           -----------------


                   iii.    An amendment of this Adoption Agreement which was
                       ----
                           previously adopted by the Employer to make changes in optional provisions.


      7. The effective date of this Adoption Agreement or amendment shall be
                 -----------------------------------------------------------

         (The general effective date for an amendment and restatement after the Tax Reform Act of 1986 will be the first day of the Plan Year beginning in 1989.)


      8. The Plan Year as defined in Section 2.32 of the Plan shall be:


         The twelve (12) consecutive month period (normally the twelve (12) month period corresponding to the Employer's business year for
         income tax purposes) ending on                    and each
                                       --------------------
         anniversary thereof.


         The first Plan Year shall begin on                        , 19    .
                                            -----------------------    ----


      9. The Limitation Year as defined in Section 2.23 of the Plan shall be


            a.     The same as the Plan Year
              -----


            b.     The twelve (12) consecutive month period
              -----
                   commencing on
                                --------------------------------------------


   C. FIDUCIARIES: (Lutheran Brotherhood may not be named as a Plan Administrator, Trustee, Fiduciary or as an agent for service of legal process.)


      1. Employer appoints the following persons as Trustees (name two or more):


         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address


      2. Plan Administrator (select one):


         a.     Employer, or
           -----


         b.     Administrator designated by Employer
           -----


                i.     Individual Administrator
                  -----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address


                ii.    Administrative Committee
                   ----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address


      3. Agent for Service of Legal Process


         a. Agent (select one):


                i.     Employer
                  -----


                ii.    Trustee
                   ----


               iii.    Plan Administrator
                   ----


                iv.    Other
                   ----     ------------------------------------------------
                                                 Name


         b. Address:


                i.     Use Employer's address
                  -----


                ii.    Use Address below:
                   ----

                       -----------------------------------------------------
                                                     street address

                       -----------------------------------------------------
                                                     city, state, zip


II. DEFINITIONS


   A. COMPENSATION:

      Contributions to this Plan are based on a Participant's Compensation. For any Self-Employed Individual covered under this Plan, Compensation means Earned Income.


      1. Compensation as defined in Section 2.9 of the Plan will mean all of each Participant's (select one):


         a.     Section 415 safe-harbor Compensation
           -----


         b.     Section 3121(a) wages (wages subject to Social Security tax)
           -----


         c.     Section 3401(a) wages (wages subject to income tax)
           -----


      2. Which is actually paid to the Participant during the following period (select one):


         a.     the Plan Year
           -----


         b.     the taxable year ending with or within the Plan Year
           -----


         c.     the Limitation Year ending with or within the Plan Year
           -----


      3. Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code (select one):


         a.     shall be included in Compensation
           -----


         b.     shall not be included in Compensation
           -----


      4. Compensation shall not include (select those applicable):


         a.     overtime pay
           -----


         b.     bonuses
           -----


         c.     commissions
           -----


         d.     other special pay (specify)
           -----


   B. COVERED EMPLOYEES:

      The Plan is extended to all Employees of the Employer who meet the age and service requirement of Section III except (select none or those applicable):


      1.     The following job classifications are not covered (select
        -----
             those applicable):


                  a.     hourly pay
                    -----


                  b.     commission pay
                    -----


                  c.     salary pay
                    -----


                  d.     piecework pay
                    -----


                  e.     Employees under a comparable Employer plan.
                    -----
                         Specify plan
                                      -----------------------------------


             If any of these job classifications are not covered under this Plan, the Plan must still satisfy on a continuing basis the coverage tests of Code section 410(b), the antidiscrimination tests of Code section 401(a)(4) and the participation test of Code section 401(a)(26).


      2.     Union Employees who are included in a unit of employees covered
        -----
             by a collective bargaining agreement between the Employer and the employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees of the employer who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9(g) of the proposed regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.


      3.     Nonresident aliens who receive no earned income from the
        -----
             Employer which constitutes income from sources within the United States.


   C. ENTRY DATE

      Entry date shall mean (select one):


      1.     Single Entry Date on the first day of the Plan
        -----
             Year (select one):


          a.     Nearest to the date an Employee first meets the age and
            -----
                 service requirements.


          b.     In which an Employee first meets age and
            -----
                 service requirements.


      2.     Dual Entry Dates on the first day of the Plan Year and
        -----
             six (6) months later.


      3.     Multiple Entry Dates on the first day of the Plan Year and
        -----
             the first day of each month after an Employee first meets age and service requirements.


   D. HOURS OF SERVICE

      A Year of Service is ordinarily defined as 1000 Hours of Service. Hours of Service may be credited in a number of different ways. Select one of the methods listed below. The method selected will be applied to all Employees covered under the Plan.


      1.     On the basis of actual hours for which an Employee is paid or
        -----
             entitled to be paid.


      2.     On the basis of days worked:
        -----
             An Employee shall be credited with ten (10) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the day.


      3.     On the basis of weeks worked:
        -----
             An Employee shall be credited with forty-five (45) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the week.


      4.     On the basis of semi-monthly payroll periods:
        -----
             An Employee shall be credited with ninety-five (95) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.


      5.     On the basis of months worked:
        -----
             An Employee shall be credited with one hundred ninety (190) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the month.


   E. SERVICE WITH A PREDECESSOR EMPLOYER

      Service for a predecessor employer, including service as a sole proprietor or partner (select one):


      1.     shall be taken into account for purposes of meeting the Years
        -----
             of Service requirements. (Check this option if predecessor employer maintained a plan.)


             Name of predecessor employer
                                          ----------------------------------


      2.     shall not be taken into account for purposes of meeting the
        -----
             Years of Service requirements.


   F. NORMAL RETIREMENT AGE

      Normal Retirement Age shall mean (select one):


      1.     age     (not to exceed age 65).
        -----   -----


      2.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation in the Plan.


      3.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation, but in no event later than the Participant's seventieth (70th) birthday.


      If a plan or the Employer sponsoring the Plan imposes a requirement that a Participant retire upon reaching a certain age, the Normal Retirement Age may not exceed the mandatory retirement age.


III. ELIGIBILITY AND PARTICIPATION

   Each Employee shall be eligible to participate upon meeting the following requirements:


   A. ATTAINED AGE ON ENTRY DATE (select one):


      1.     No age requirement (only service).
        -----


      2.     Minimum age     (Not more than 21).
        -----           -----

   B. LENGTH OF SERVICE ON ENTRY DATE (select one):


      1.     No Service requirement (only age).
        -----


      2.           years and     months of Service required. (Service cannot
        ----- -----         -----
             exceed one (1) year and zero (0) months if graded vesting is selected or two (2) years and zero (0) months if full and immediate vesting is selected.)


IV. CONTRIBUTIONS


   A. CONTRIBUTION FORMULA

      The Employer shall contribute to the Plan a percentage of annual Compensation to be determined annually not to exceed 15% of the Compensation of Plan Participants (select one):


      1.     Contributions shall be out of current or accumulated
        -----
             net profits.


      2.     Contributions shall not be limited to current or
        -----
             accumulated net profits.


   B. ALLOCATION OF CONTRIBUTIONS AND FORFEITURES


      1. Employer Contributions for the Plan Year will be allocated to Participant's Individual Accounts in the same ratio that the Participant's Compensation bears to the total Compensation of all Participants.


      2. Forfeitures, if any, shall be (select one):


         a.     Used to reduce Employer contributions.
           -----


         b.     Allocated to each Participant's Individual Account in the
           -----
                same ratio as Employer contributions.


   C. TERMINATED PARTICIPANTS

      Participants who terminate employment for other than death, disability, or retirement before the end of the Plan Year but after completion of 1000 Hours of Service (select one):


      1.     shall share in Employer contributions for the Plan Year in
        -----
             which termination occurred.


      2.     shall not share in Employer contributions for Plan Year in
        -----
             which termination occurred. (Selection of this option could be considered discriminatory or lead to Plan disqualification in some cases.)


   C. MINIMUM TOP-HEAVY ALLOCATIONS


      1. If this Plan becomes top-heavy, the required minimum contribution on behalf of each Participant shall be provided under (select one):


         a.     this Plan
           -----


         b.     another qualified Plan maintained by the Employer in which
           -----
                the Participants in this Plan also participate.


      2. If more than one qualified plan is maintained by the Employer, for purposes of minimum top-heavy allocations as explained in
         Section 11.3 of the Plan, contributions and Forfeitures equal
         to     % of each non-key Employee's Compensation will be allocated
           -----
         to the Employee's individual Account when the Plan is top-heavy.

         The minimum top-heavy allocation is required for each eligible Participant employed at the end of the year, regardless of the number of Hours of Service performed during the Plan Year.


      3. Do you now or have you ever had a defined benefit plan?


                 No
            -----


                 Yes (if yes, complete the following):
            -----

                 Present value: For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:


                 Interest rate        %
                              --------


                 Mortality table
                                -------


V. VESTING


   A. Subject to the provisions of Article IX of the Plan, the nonforfeitable percentage of a Participant's Account Balance derived from Employer contributions prior to attainment of Normal Retirement Age ,shall be (select one):


      1.     100% immediate vesting (satisfies top-heavy requirement; must
        -----
             be selected if service of more than one (1) year is required for vesting)


      2.     100% vesting after three (3) Years of Service (satisfies
        -----
             top-heavy requirement)


      3.     100% vesting after five (5) Years of Service
        -----


      4.     Six-Year Graded Vesting (satisfies top-heavy requirement)
        -----


                YEARS OF SERVICE               VESTED PERCENTAGE
                    1                                  0%
                    2                                 20%
                    3                                 40%
                    4                                 60%
                    5                                 80%
                    6                                100%


      5.     Two to Seven-Year Graded Vesting.
        -----


                YEARS OF SERVICE               VESTED PERCENTAGE
                    1                                  0%
                    2                                  0%
                    3                                 20%
                    4                                 40%
                    5                                 60%
                    6                                 80%
                    7                                100%


      6.     Vesting shall be     % after     years, then yearly increase
        -----                -----       -----
             of     % for     year(s) and     % thereafter for
               -----     -----           -----
             each year until 100% vested. (Vesting selected under this option must be at least as favorable as provided by the other above options.)


   B. In accordance with Section 2.44 of the Plan, service for vesting for purposes of calculating the Participant's nonforfeitable percentage shall include all Years of Service except service disregarded under
      Section 9.9 of the Plan, and service (check if applicable):


      1.     Service prior to the effective date of this Plan or
        -----
             Predecessor Plan


      2.     Service prior to the Participant's attainment of
        -----
             age     (not exceeding 18 years).
                -----


VI. RETIREMENT BENEFITS


   A. JOINT AND SURVIVOR ANNUITY

      The percentage of the survivor annuity under Article VIII of the Plan shall be 50% of the amount of the annuity payable during the joint lives of the Participant and his or her Spouse unless a different percentage is elected on the line below.


                       % (not less than 50% nor greater than 100%)
                  -----


   B. EARLY RETIREMENT BENEFITS (select one):


      1.     Early Retirement not permitted.
        -----


      2.     A Participant may retire after attaining age     (not less than
        -----                                            -----
             55 nor greater than 64) and with at least     Years of
                                                      -----
             Service (not less than the number of years required for 100% vesting).

            If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age requirement.


   C. DISABILITY RETIREMENT BENEFITS (select one):


      1.     Permitted (If an Employee becomes disabled, he or she will
        -----
             be 100% immediately vested.)


      2.     Not permitted (If an Employee becomes disabled, vesting will be
        -----
             according to the vesting schedule selected in Section V.)


VII. LIFE INSURANCE

   In addition to the limitations on the purchase of life insurance set forth in Section 4.3 of the Plan, the minimum face amount of life insurance to be issued shall be $2500.


VIII. LOANS TO PARTICIPANTS


   A. Loans to self-employed individuals and to more than 5% owners of a Subchapter S corporation are prohibited transactions unless an exemption is obtained from the Department of Labor. Select one of the following:


      1.     Loans shall not be allowed.
        -----


      2.     Loans shall be allowed
        -----


               a.     loan interest to be credited to Participant's
                 -----
                      Individual Account


               b.     loan interest treated as a Plan investment.
                 -----


   B. If loans are permitted, they must be made in accordance with the provisions of Article X of the Plan and in accordance with the following provisions or in accordance with a separate document containing these provisions as referenced below:


      1. Person or position authorized to administer the Participant loan program
                     -------------------------------------------------------
         -------------------------------------------------------------------

      2. Procedure for applying for loans
                                         -----------------------------------
         -------------------------------------------------------------------

      3. Basis on which loans will be approved or denied
                                                        --------------------
         -------------------------------------------------------------------

      4. Limitations (if any) on the types and amounts of loans offered
                                                                       -----
         -------------------------------------------------------------------

      5. Procedure for determining a reasonable rate of interest
                                                                ------------
         -------------------------------------------------------------------

      6. Types of collateral which may secure a Participant loan
                                                                ------------
         -------------------------------------------------------------------

      7. Events constituting default and the steps that will be taken to preserve plan assets in the event of default
                                                     -----------------------
         -------------------------------------------------------------------


IX.  SPECIAL LIMITATIONS ON ALLOCATIONS

   (The wording of the following provision should be read in connection with Section 5.3 where the Employer maintains certain other qualified plans.)


   Complete this Section only if you maintain or have ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant. You must also complete this Section if you maintain a welfare benefit fund, as defined in section 419(e) of the Code or an individual medical account, as defined in section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan. If you maintain(ed) such a Plan, failure to complete this Section may adversely affect the qualification of the Plans you maintain.

   Do you now or have you ever maintained one of the above described plans?


                 No
            -----


                 Yes (if yes, please complete the following):
            -----


                 A. If the Participant is covered under another qualified
                   defined contribution plan maintained by the Employer, other than a master or prototype plan (select one):


                   1.     The provisions of Section 5.3(e) through (j) of
                     -----
                          the Plan will apply as if the other plan were a master or prototype plan.


                   2.     The plans will limit total Annual Additions to the
                     -----
                          maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes employer discretion in the following manner:

                          --------------------------------------------------

                          --------------------------------------------------


                 B. If the participant is or ever has been a Participant in a defined benefit plan maintained by the Employer, the plan involved will satisfy the 1.0 limitation of section 415(e) of the code in a manner that precludes Employer discretion in the following manner:

                   ---------------------------------------------------------

                   ---------------------------------------------------------


X. WAIVER OF MINIMUM FUNDING STANDARDS

   The Employer, if unable to satisfy the minimum funding standard for a given Plan Year, may apply to the Internal Revenue Service for a waiver of the minimum funding standard. If the waiver is granted, the adopting Employer may amend the Plan by adding overriding Plan provisions in the Adoption Agreement in the event of a waiver of the minimum funding deficiency. If the Employer amends the Plan to allow for a waiver of the minimum funding requirement of section 412(d) of the Code, the Employer will no longer participate in this prototype plan and the plan will be considered an individually designed plan. The Employer must apply for a determination letter from the appropriate Key District Director of Internal Revenue.


XI. RELIANCE ON OPINION LETTER

   The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under section 401 of the Code. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate key district office of the Internal Revenue Service for a determination letter.

   This Adoption Agreement may be used only in conjunction with Lutheran Brotherhood's basic Defined Contribution Plan and Trust, document #01.


XII. DECLARATIONS

   To establish the Trust, the initial contribution shall be credited as specified by the Employer. Future contributions shall be credited in accordance with the directions of the Employer. The Employer


      1. Acknowledges receipt of the current prospectus of any mutual fund which it has selected for investment of contributions to the Trust;

      2. Agrees to provide any Participant who contributes under the Trust a prospectus of any mutual fund in which his or her contributions may be invested;

      3. Agrees that any direction to the Trustee to invest a contribution in a particular mutual fund shall be a representation to the Trustee that the appropriate prospectus has been received and examined by the party making such contribution;

      4. Acknowledges receipt of the appropriate life insurance commission disclosure statements required for investment of Trust funds in life insurance Contracts;

      5. Agrees to file with the Internal Revenue Service and the Department of Labor all information as to any taxable or Plan Year which is required of the Employer to be filed with said agencies.



   This Adoption Agreement and related documents are important legal instruments with legal and tax implications for which neither the Sponsor nor the representative of the Sponsor can assume responsibility. The Sponsor urges the Employer to consult with its own attorney with regard to the adoption of this Plan and its suitability to the Employer. It is understood and agreed that neither the Trustees nor the Sponsor shall be responsible for the tax and legal aspects of the Trust, full responsibility for which is assumed by the undersigned Employer, which hereby states that it has consulted legal and tax counsel to the extent considered necessary.


   The undersigned Employer and Trustee consent to the exercise by the Sponsor of the right of amendment set forth in Section 15.2 of the Plan. Lutheran Brotherhood will inform the adopting Employer of any amendments made to the Plan or of discontinuance or abandonment of the Plan.


The Trust is signed this        day of                , 19    .
                        --------      ----------------    ----


------------------------------------------------------------
                    Name of Employer

By
   ---------------------------------------------------------
             Signature of authorized officer


   ---------------------------------------------------------
               Title of authorized officer



Appointment as Trustee accepted:


By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature



Appointment as Plan Administrator accepted:


------------------------------------------------------------
(To be signed by Plan Administrator if other than Employer.)


Sponsoring organization:

    Lutheran Brotherhood
    625 Fourth Avenue South
    Minneapolis, MN 55415
    (612) 340-7000

                    INTEGRATED PROFIT SHARING PLAN AND TRUST

                              ADOPTION AGREEMENT



The undersigned Employer and Trustees hereby establish the Profit Sharing Trust named below and the Employer hereby adopts this Prototype Profit Sharing Plan and Trust, to be effective as of the date specified below, for the exclusive benefit of its Employees who qualify under the terms and conditions thereof. The Employer hereby selects the following specifications.

Instructions: Please complete every applicable item. Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.



I. GENERAL INFORMATION


   A. NAME OF PLAN


      This Plan shall be known as the
                                     ---------------------------------------
      Employees' Profit Sharing Plan and Trust.


   B. EMPLOYER(S) AND RELATED INFORMATION (If more than one, list separately.)


      1. Employer:


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


         Controlled Business (also adopting this Plan):


         -------------------------------------------------------------------
                                       Name

         -------------------------------------------------------------------
                                      Address

         -------------------------------------------------------------------
                                       Phone


      2. Form of Business (check one):


         a.     Regular Corporation           b.      S Corporation
           -----                                -----

         c.     Professional Corp. or Assoc.  d.      Partnership
           -----                                -----

         e.     Sole Proprietor               f.      Non-Profit Corporation
           -----                                -----

         g.     Other
           -----      ----------------------------------


      3. IRS Employer Identification Number:     --
                                            -- --  -- -- -- -- -- -- --


      4. Incorporation date or date business commenced:
                                                        --------------------

         Date predecessor business commenced:
                                              ------------------------------


      5. Employer's Federal income tax year:             to
                                            -------------   ----------------
                                              month/day         month/day


      6. Execution of this Adoption Agreement constitutes (Indicate appropriate paragraph):


            a.     A new plan (the initial adoption by the Employer).
              -----


            b.     An amendment and restatement.
              -----

                   This amendment, restatement or substitution shall not reduce the nonforfeitable interest of any Participant determined as of the day preceding the effective date of this Adoption Agreement; but Participants who retired or who terminated their employment with the Employer prior to the effective date of this agreement shall look solely to the Plan as it existed prior to the adoption of this amendment for their benefits, if any, provided under the Plan (except as provided in the Joint and Survivor Annuity requirements of Article VIII of this Plan).

                   Select one of the following:


                   i.      An amendment and restatement of an existing plan
                     -----
                          under this prototype to conform Plan to changes in the law.


                   ii.     A substitution for or conversion of an existing
                      -----
                           plan.

                           Information about an existing plan:

                           Name of Plan
                                       -------------------------------------

                                       -------------------------------------

                           Effective date of plan
                                                 ---------------------------

                           Letter Serial No. of IRS determination
                           letter
                                 -------------------------------------------

                           Date of IRS determination letter
                                                           -----------------


                   iii.    An amendment of this Adoption Agreement which was
                       ----
                           previously adopted by the Employer to make changes in optional provisions.


      7. The effective date of this Adoption Agreement or amendment shall be
                 -----------------------------------------------------------

         (The general effective date for an amendment and restatement after the Tax Reform Act of 1986 will be the first day of the Plan Year beginning in 1989.)


      8. The Plan Year as defined in Section 2.32 of the Plan shall be:


         The twelve (12) consecutive month period (normally the twelve (12) month period corresponding to the Employer's business year for
         income tax purposes) ending on                    and each
                                       --------------------
         anniversary thereof.


         The first Plan Year shall begin on                        , 19    .
                                            -----------------------    ----


      9. The Limitation Year as defined in Section 2.23 of the Plan shall be


            a.     The same as the Plan Year
              -----

            b.     The twelve (12) consecutive month period
              -----
                   commencing on
                                --------------------------------------------

   C. FIDUCIARIES: (Lutheran Brotherhood may not be named as a Plan Administrator, Trustee, Fiduciary or as an agent for service of legal process.)


      1. Employer appoints the following persons as Trustees (name two or more):


         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address

         -------------------------------------------------------------------
                                  Name and Address


      2. Plan Administrator (select one):


         a.     Employer, or
           -----


         b.     Administrator designated by Employer
           -----


                i.     Individual Administrator
                  -----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address


                ii.    Administrative Committee
                   ----

                       Identification No.:
                                           ---------------------------------


                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address

                       -----------------------------------------------------
                                         Name and Address


      3. Agent for Service of Legal Process


         a. Agent (select one):


                i.     Employer
                  -----


                ii.    Trustee
                   ----


               iii.    Plan Administrator
                   ----

                iv.    Other
                   ----     ------------------------------------------------
                                                 Name


         b. Address:


                i.     Use Employer's address
                  -----


                ii.    Use Address below:
                   ----

                       -----------------------------------------------------
                                             street address

                       -----------------------------------------------------
                                            city, state, zip


II. DEFINITIONS


   A. COMPENSATION:

      Contributions to this Plan are based on a Participant's Compensation. For any Self-Employed Individual covered under the Plan, Compensation means Earned Income.


      1. Compensation as defined in Section 2.9 of the Plan will mean all of each Participant's (select one):


         a.     Section 415 safe-harbor Compensation
           -----


         b.     Section 3121(a) wages (wages subject to Social Security tax)
           -----


         c.     Section 3401(a) wages (wages subject to income tax)
           -----


      2. Which is actually paid to the Participant during the following period (select one):


         a.     the Plan Year
           -----


         b.     the taxable year ending with or within the Plan Year
           -----


         c.     the Limitation Year ending with or within the Plan Year
           -----


      3. Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code (select one):


         a.     shall be included in Compensation
           -----


         b.     shall not be included in Compensation
           -----


   B. COVERED EMPLOYEES:

      The Plan is extended to all Employees of the Employer who meet the age and service requirement of Section III except (select none or those applicable):


      1.     The following job classifications are not covered (select
        -----
             those applicable):


                  a.     hourly pay
                    -----


                  b.     commission pay
                    -----


                  c.     salary pay
                    -----


                  d.     piecework pay
                    -----


                  e.     Employees under a comparable Employer plan.
                    -----
                         Specify plan
                                      -----------------------------------


             If any of these job classifications are not covered under this Plan, the Plan must still satisfy on a continuing basis the coverage tests of Code section 410(b), the anti-discrimination tests of Code section 401(a)(4) and the participation test of Code section 401(a)(26).


      2.     Union Employees who are included in a unit of employees covered
        -----
             by a collective bargaining agreement between the Employer and the employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees of the employer who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9(g) of the proposed regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.


      3.     Nonresident aliens who receive no earned income from the
        -----
             Employer which constitutes income from sources within the United States.


   C. ENTRY DATE

      Entry date shall mean (select one):


      1.     Single Entry Date on the first day of the Plan
        -----
             Year (select one):


          a.     Nearest to the date an Employee first meets the age and
            -----
                 service requirements.


          b.     In which an Employee first meets age and
            -----
                 service requirements.


      2.     Dual Entry Dates on the first day of the Plan Year and
        -----
             six (6) months later.


      3.     Multiple Entry Dates on the first day of the Plan Year and
        -----
             the first day of each month after an Employee first meets age and service requirements.


   D. HOURS OF SERVICE

      A Year of Service is ordinarily defined as 1000 Hours of Service. Hours of Service may be credited in a number of different ways. Select one of the methods listed below. The method selected will be applied to all Employees covered under the Plan.


      1.     On the basis of actual hours for which an Employee is paid or
        -----
             entitled to be paid.


      2.     On the basis of days worked:
        -----
             An Employee shall be credited with ten (10) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the day.


      3.     On the basis of weeks worked:
        -----
             An Employee shall be credited with forty-five (45) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the week.


      4.     On the basis of semi-monthly payroll periods:
        -----
             An Employee shall be credited with ninety-five (95) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.


      5.     On the basis of months worked:
        -----
             An Employee shall be credited with one hundred ninety (190) Hours of Service if under Section 2.18 of the Plan the Employee would be credited with at least one (1) Hour of Service during the month.


   E. SERVICE WITH A PREDECESSOR EMPLOYER

      Service for a predecessor employer, including service as a sole proprietor or partner (select one):


      1.     shall be taken into account for purposes of meeting the Years
        -----
             of Service requirements. (Check this option if predecessor employer maintained a plan.)

             Name of predecessor employer
                                          ----------------------------------


      2.     shall not be taken into account for purposes of meeting the
        -----
             Years of Service requirements.


   F. NORMAL RETIREMENT AGE

      Normal Retirement Age shall mean (select one):


      1.     age     (not to exceed age 65).
        -----   -----


      2.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation in the Plan.


      3.     the later of (a) the time the Participant attains age     (not
        -----                                                     -----
             to exceed 65) or (b) the completion of the     (5th or less)
                                                       -----
             anniversary of the date upon which the Participant commenced participation, but in no event later than the Participant's seventieth (70th) birthday.


      If a plan or the Employer sponsoring the Plan imposes a requirement that a Participant retire upon reaching a certain age, the Normal Retirement Age may not exceed the mandatory retirement age.


III. ELIGIBILITY AND PARTICIPATION

   Each Employee shall be eligible to participate upon meeting the following requirements:


   A. ATTAINED AGE ON ENTRY DATE (select one):


      1.     No age requirement (only service).
        -----


      2.     Minimum age     (Not more than 21).
        -----           -----


   B. LENGTH OF SERVICE ON ENTRY DATE (select one):


      1.     No Service requirement (only age).
        -----


      2.           years and     months of Service required. (Service cannot
        ----- -----         -----
             exceed one (1) year and zero (0) months if graded vesting is selected or two (2) years and zero (0) months if full and immediate vesting is selected.)


IV. CONTRIBUTIONS


   A. CONTRIBUTION FORMULA

      The Employer shall contribute to the Plan a percentage of annual Compensation to be determined annually not to exceed 15% of the Compensation of Plan Participants. Compensation shall mean
      Compensation as defined in Section 5.3(m)(2) of the Plan (select one):


      1.     Contributions shall be out of current or accumulated
        -----
             net profits.


      2.     Contributions shall not be limited to current or
        -----
             accumulated net profits.


   B. INTEGRATION LEVEL

      The integration level shall be equal to the Taxable Wage Base or such lesser amount elected by the employer below. The Taxable Wage Base is the contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of the Plan Year. The integration level is equal to (select one):


      1.     Taxable Wage Base
        -----


      2.     $     (a dollar amount less than the Taxable Wage Base
        ----- -----


      3.           % of Taxable Wage Base (not to exceed 100%)
        ----- -----


   C. ALLOCATION OF CONTRIBUTIONS AND FORFEITURES

      Employer contributions for the Plan Year plus any Forfeitures will be allocated to Participants' Individual Accounts as follows:


      1. Contributions and Forfeitures will be allocated to each Participant's account in the ratio that each Participant's total Compensation bears to all Participants' total Compensation, but not in excess of 3% of each Participant's Compensation.

      2. Any contributions and Forfeitures remaining after the allocation in Subparagraph 1 will be allocated to each Participant's account in the ratio that each Participant's Compensation for the Plan Year in excess of the integration level bears to the excess Compensation of all Participants but not in excess of 3%.

      3. Any contributions and Forfeitures remaining after the allocation in Subparagraph 2 will be allocated to each Participant's account in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the integration level bears to the sum of all Participants total Compensation and Compensation in excess of the integration level, but not in excess of the profit-sharing maximum disparity rate.

      4. Any remaining Employer contributions or Forfeitures will be allocated to each Participant's account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participants' total Compensation for that year.


   D. MAXIMUM PROFIT SHARING DISPARITY RATE

      The maximum profit-sharing disparity rate is equal to the lesser of:


      1. 2.7%, or


      2. the applicable percentage determined in accordance with the table below.

            If the integration level:

                                                              THE APPLICABLE
               IS MORE THAN         BUT NOT MORE THAN         PERCENTAGE IS:

                   $0                      X*                      2.7%

                 X* of TWB             80% of TWB                  1.3%

                 80% of TWB                Y**                     2.4%


                 *X = the greater of $10,000 or 20 percent of the TWB

                 **Y = any amount more than 80% of the TWB but less
                       than 100% of the TWB.


      If the integration level used is equal to the Taxable Wage Base, the applicable percentage is 2.7%.


   E. TERMINATED PARTICIPANTS

      Participants who terminate employment for other than death, disability, or retirement before the end of the Plan Year but after completion of 1000 Hours of Service (select one):


      1.     shall share in Employer contributions
        -----


      2.     shall not share in Employer contributions for Plan Year in
        -----
             which termination occurred. (Selection of this option could be considered discriminatory or lead to Plan disqualification in some cases.)


   F. MINIMUM TOP-HEAVY ALLOCATIONS


      1. If this Plan becomes top-heavy, the required minimum contribution on behalf of each Participant shall be provided under (select one):


         a.     this Plan
           -----


         b.     another qualified Plan maintained by the Employer in which
           -----
                the Participants in this Plan also participate.


      2. If more than one qualified plan is maintained by the Employer, for purposes of minimum top-heavy allocations as explained in
         Section 11.3 of the Plan, contributions and Forfeitures equal
         to     % of each non-key Employee's Compensation will be allocated
           -----
         to the Employee's individual Account when the Plan is top-heavy.

         The minimum top-heavy allocation is required for each eligible Participant employed at the end of the year, regardless of the number of Hours of Service performed during the Plan Year.


      3. Do you now or have you ever had a defined benefit plan?


                 No
            -----


                 Yes (if yes, complete the following):
            -----

                 Present value: For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:


                 Interest rate        %
                              --------


                 Mortality table
                                -------


V. VESTING


   A. Subject to the provisions of Article IX of the Plan, the nonforfeitable percentage of a Participant's Account Balance derived from Employer contributions prior to attainment of Normal Retirement Age ,shall be (select one):


      1.     100% immediate vesting (satisfies top-heavy requirement; must
        -----
             be selected if service of more than one (1) year is required for vesting)


      2.     100% vesting after three (3) Years of Service (satisfies
        -----
             top-heavy requirement)


      3.     100% vesting after five (5) Years of Service
        -----


      4.     Six-Year Graded Vesting (satisfies top-heavy requirement)
        -----


                YEARS OF SERVICE               VESTED PERCENTAGE

                    1                                  0%
                    2                                 20%
                    3                                 40%
                    4                                 60%
                    5                                 80%
                    6                                100%


      5.     Two to seven year graded vesting.
        -----


                YEARS OF SERVICE               VESTED PERCENTAGE

                    1                                  0%
                    2                                  0%
                    3                                 20%
                    4                                 40%
                    5                                 60%
                    6                                 80%
                    7                                100%


      6.     Vesting shall be     % after     years, then yearly increase
        -----                -----       -----
             of     % for     year(s) and     thereafter for
               -----     -----           -----
             each year until 100% vested. Vesting selected under this option must be at least as favorable as provided by the other above options.


   B. In accordance with Section 2.44 of the Plan, service for vesting for purposes of calculating the Participant's nonforfeitable percentage shall include all Years of Service except service disregarded under
      Section 9.9 of the Plan, and service (check if applicable):


      1.     Service prior to the effective date of this Plan or
        -----
             Predecessor Plan


      2.     Service prior to the Participant's attainment of
        -----
             age     (not exceeding 18 years).
                -----


VI. RETIREMENT BENEFITS


   A. JOINT AND SURVIVOR ANNUITY

      The percentage of the survivor annuity under Article VIII of the Plan shall be 50% of the amount of the annuity payable during the joint lives of the Participant and his or her Spouse unless a different percentage is elected on the line below.


                       % (not less than 50% nor greater than 100%)
                  -----


   B. EARLY RETIREMENT BENEFITS (select one):


      1.     Early Retirement not permitted.
        -----


      2.     A Participant may retire after attaining age     (not less than
        -----                                            -----
             55 nor greater than 64) and with at least     Years of
                                                      -----
             Service (not less than the number of years required for 100% vesting).

            If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age requirement.


   C. DISABILITY RETIREMENT BENEFITS (select one):


      1.     Permitted (If an Employee becomes disabled, he or she will
        -----
             be 100% immediately vested.)


      2.     Not permitted (If an Employee becomes disabled, vesting will be
        -----
             according to the vesting schedule selected in Section V.)


VII. LIFE INSURANCE

   In addition to the limitations on the purchase of life insurance set forth in Section 4.3 of the Plan, the minimum face amount of life insurance to be issued shall be $2500.


VIII. LOANS TO PARTICIPANTS

   A. Loans to Self-Employed Individuals and to more than 5% owners of a Subchapter S corporation are prohibited transactions unless an exemption is obtained from the Department of Labor.

      Select one of the following:


      1.     Loans shall not be allowed.
        -----


      2.     Loans shall be allowed
        -----


               a.     loan interest to be credited to Participant's
                 -----
                      Individual Account


               b.     loan interest treated as a Plan investment.
                 -----


   B. If loans are permitted, they must be made in accordance with the provisions of Article X of the Plan and in accordance with the following provisions or in accordance with a separate document containing these provisions as referenced below:


      1. Person or position authorized to administer the Participant loan program
                     -------------------------------------------------------
         -------------------------------------------------------------------

      2. Procedure for applying for loans
                                         -----------------------------------
         -------------------------------------------------------------------

      3. Basis on which loans will be approved or denied
                                                        --------------------
         -------------------------------------------------------------------

      4. Limitations (if any) on the types and amounts of loans offered
                                                                       -----
         -------------------------------------------------------------------

      5. Procedure for determining a reasonable rate of interest
                                                                ------------
         -------------------------------------------------------------------

      6. Types of collateral which may secure a Participant loan
                                                                ------------
         -------------------------------------------------------------------

      7. Events constituting default and the steps that will be taken to preserve plan assets in the event of default
                                                     -----------------------
         -------------------------------------------------------------------


IX.  SPECIAL LIMITATIONS ON ALLOCATIONS

   (The wording of the following provision should be read in connection with Section 5.3 where the Employer maintains certain other qualified plans.)


   Complete this Section only if you maintain or have ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant. You must also complete this Section if you maintain a welfare benefit fund, as defined in section 419(e) of the Code or an individual medical account, as defined in section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan. If you maintain(ed) such a Plan, failure to complete this Section may adversely affect the qualification of the Plans you maintain.

   Do you now or have you ever maintained one of the above described plans?


                 No
            -----


                 Yes (if yes, please complete the following):
            -----


                 A. If the Participant is covered under another qualified
                    defined contribution plan maintained by the Employer, other than a master or prototype plan (select one):


                    1.     The provisions of Section 5.3(e) through (j) of
                      -----
                           the Plan will apply as if the other plan were a master or prototype plan.


                    2.     The plans will limit total Annual Additions to
                      -----
                           the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes employer discretion in the following manner:

                           -------------------------------------------------

                           -------------------------------------------------


                 B. If the participant is or ever has been a Participant in a defined benefit plan maintained by the Employer, the plan involved will satisfy the 1.0 limitation of section 415(e) of the code in a manner that precludes Employer discretion in the following manner:

                    --------------------------------------------------------

                    --------------------------------------------------------


X. WAIVER OF MINIMUM FUNDING STANDARDS

   The Employer, if unable to satisfy the minimum funding standard for a given Plan Year, may apply to the Internal Revenue Service for a waiver of the minimum funding standard. If the waiver is granted, the adopting Employer may amend the Plan by adding overriding Plan provisions in the Adoption Agreement in the event of a waiver of the minimum funding deficiency. If the Employer amends the Plan to allow for a waiver of the minimum funding requirement of section 412(d) of the Code, the Employer will no longer participate in this prototype plan and the plan will be considered an individually designed plan. The Employer must apply for a determination letter from the appropriate Key District Director of Internal Revenue.


XI. RELIANCE ON OPINION LETTER

   The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under section 401 of the Code. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate key district office of the Internal Revenue Service for a determination letter.

   This Adoption Agreement may be used only in conjunction with Lutheran Brotherhood's basic Defined Contribution Plan and Trust, document #01.


XII. DECLARATIONS

   To establish the Trust, the initial contribution shall be credited as specified by the Employer. Future contributions shall be credited in accordance with the directions of the Employer. The Employer


      1. Acknowledges receipt of the current prospectus of any mutual fund which it has selected for investment of contributions to the Trust;

      2. Agrees to provide any Participant who contributes under the Trust a prospectus of any mutual fund in which his or her contributions may be invested;

      3. Agrees that any direction to the Trustee to invest a contribution in a particular mutual fund shall be a representation to the Trustee that the appropriate prospectus has been received and examined by the party making such contribution;

      4. Acknowledges receipt of the appropriate life insurance commission disclosure statements required for investment of Trust funds in life insurance Contracts;

      5. Agrees to file with the Internal Revenue Service and the Department of Labor all information as to any taxable or Plan Year which is required of the Employer to be filed with said agencies.



   This Adoption Agreement and related documents are important legal instruments with legal and tax implications for which neither the Sponsor nor the representative of the Sponsor can assume responsibility. The Sponsor urges the Employer to consult with its own attorney with regard to the adoption of this Plan and its suitability to the Employer. It is understood and agreed that neither the Trustees nor the Sponsor shall be responsible for the tax and legal aspects of the Trust, full responsibility for which is assumed by the undersigned Employer, which hereby states that it has consulted legal and tax counsel to the extent considered necessary.


   The undersigned Employer and Trustee consent to the exercise by the Sponsor of the right of amendment set forth in Section 15.2 of the Plan. Lutheran Brotherhood will inform the adopting Employer of any amendments made to the Plan or of discontinuance or abandonment of the Plan.


The Trust is signed this        day of                , 19    .
                        --------      ----------------    ----


------------------------------------------------------------
                    Name of Employer

By
   ---------------------------------------------------------
             Signature of authorized officer


   ---------------------------------------------------------
               Title of authorized officer



Appointment as Trustee accepted:


By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature

By
   ---------------------------------------------------------
                    Trustee Signature



Appointment as Plan Administrator accepted:



------------------------------------------------------------
(To be signed by Plan Administrator if other than Employer.)


Sponsoring organization:

    Lutheran Brotherhood
    625 Fourth Avenue South
    Minneapolis, MN 55415
    (612) 340-7000